Exhibit 4.1.1

LIMITED LIABILITY PARTNERSHIP

CONFORMED COPY

25 SEPTEMBER 2006

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

(AUSTRALIAN BUSINESS NUMBER 11 005 357 522)

(as Issuer)

ANZ NATIONAL BANK LIMITED

(formerly ANZ Banking Group (New Zealand) Limited and comprising the statutory amalgamation with The National Bank of New Zealand Limited)

(as Issuer and Guarantor of Notes issued by ANZ National (Int’l) Limited)

ANZ NATIONAL (INT’L) LIMITED

(formerly NBNZ International Limited)

(as Issuer)

DEUTSCHE BANK AG, LONDON BRANCH

(as Fiscal Agent, Calculation Agent, Paying Agent and Transfer Agent)

DEUTSCHE BANK TRUST COMPANY AMERICAS

(as Registrar and Transfer Agent)

AMENDED AND RESTATED AGENCY AGREEMENT

relating to

U.S.$45,000,000,000

Euro Medium Term Note Programme

SCHEDULE 4	FORMS OF BEARER NOTE	114
	PART A - ANZBGL BEARER NOTE	114
	PART B - ANZNBL BEARER NOTE	118
	PART C - ANZNIL BEARER NOTE	121

SCHEDULE 5	FORMS OF CERTIFICATE	124
	PART A - ANZBGL CERTIFICATE	124
	PART B - ANZNBL CERTIFICATE	128
	PART C - ANZNIL CERTIFICATE	131

SCHEDULE 6	TERMS AND CONDITIONS OF THE NOTES	134

SCHEDULE 7	FORMS OF COUPON	162
	PART A - ANZBGL COUPON	162
	PART B - ANZNBL COUPON	165
	PART C - ANZNIL COUPON	167

SCHEDULE 8	FORMS OF TALON	169
	PART A - ANZBGL TALON	169
	PART B - ANZNBL TALON	172
	PART C - ANZNIL TALON	174

SCHEDULE 9	FORMS OF RECEIPT	176
	PART A - ANZBGL RECEIPT	176
	PART B - ANZNBL RECEIPT	177
	PART C - ANZNIL RECEIPT	178

SCHEDULE 10	PROVISIONS FOR MEETINGS OF NOTEHOLDERS	179

SCHEDULE 11	FORMS OF EXERCISE NOTICE FOR REDEMPTION OPTION	186

SCHEDULE 12	REGULATIONS CONCERNING THE TRANSFER AND REGISTRATION OF REGISTERED NOTES	188

SCHEDULE 13	ACCOUNTHOLDER CERTIFICATE OF NON-U.S. CITIZENSHIP AND RESIDENCY	190

SCHEDULE 14	CLEARING SYSTEM CERTIFICATE OF NON-U.S. CITIZENSHIP AND RESIDENCY	192

THIS AGENCY AGREEMENT is made as of 25 September 2006

BETWEEN

(1)                            AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (“ANZBGL”) (Australian Business Number 11 005 357 522) and ANZ NATIONAL (INT’L) LIMITED (“ANZNIL”) (formerly NBNZ International Limited) (each an “Issuer”);

(2)                            ANZ NATIONAL BANK LIMITED (“ANZNBL”) (formerly ANZ Banking Group (New Zealand) Limited and comprising the statutory amalgamation with The National Bank of New Zealand Limited) in its capacity as issuer (an “Issuer” and, together with ANZBGL and ANZNIL, the “Issuers”), and, where ANZNIL is the Issuer, in its capacity as guarantor (the “Guarantor”); and

(3)                            DEUTSCHE BANK AG, LONDON BRANCH (formerly Deutsche Bank AG) (the “Fiscal Agent”, “Calculation Agent”, “Paying Agent” and “Transfer Agent”); and

(4)                            DEUTSCHE BANK TRUST COMPANY AMERICAS (the “Registrar” and “Transfer Agent”).

WHEREAS

(A)                        The Issuers have established a U.S.$45,000,000,000 Euro Medium Term Note Programme (the “Programme”) for the issuance of notes (the “Notes”).

(B)                          On 3 October 2005, ANZBGL, ANZNBL, ANZNIL, Deutsche Bank AG and Deutsche Bank Trust Company Americas entered into an amended and restated agency agreement (the “Original Agency Agreement”) relating to the Programme.

(C)                          The parties hereby wish to enter into this Agreement to amend and restate the Original Agency Agreement.

IT IS AGREED as follows:

1.                                 Definitions and Interpretation

1.1                           Definitions

Capitalised terms used but not defined in this Agreement shall have the meanings given to them in the Procedures Memorandum or the Programme Agreement relating to the Programme or the Conditions (as defined below).

“Agents” means the Fiscal Agent, the Paying Agents, the Transfer Agents, the Calculation Agent and the Registrar or any of them and shall include such other Agent or Agents as may be appointed from time to time hereunder and, except in Section 18 (Changes in Agents), references to Agents are to them acting solely through their specified offices.

“Bearer Global Note” means any Temporary Global Note or Permanent Global Note.

“Bearer Note” means a Note that is in bearer form being substantially in the form set out in Schedule 4 (Forms of Bearer Note), and includes any replacement Bearer Note issued pursuant to the Conditions and any Bearer Global Note.

“Business Day” means, in respect of each Note, a day other than a Saturday or Sunday on which Euroclear and Clearstream, Luxembourg are operating and on which commercial banks and foreign exchange markets settle payments generally in London and in the city of the Fiscal Agent’s and, if applicable, the Registrar’s specified office and (if a payment is to be made on that day):

(a)             in the case of a payment currency other than euro, the Principal Financial Centre for such currency (which, in the case of Australian dollars shall be Sydney and in the case of New Zealand dollars shall be Auckland and Wellington); or

(b)            in the case of a payment in euro, a day on which the Trans-European Automated Realtime Gross Settlement Express Transfer (“TARGET”) System is open.

“Calculation Agent” means Deutsche Bank AG, London Branch as Calculation Agent hereunder or such other Calculation Agent(s) as may be appointed hereunder from time to time either generally or in relation to a specific issue or Series of Notes.

“Certificate” means a registered certificate representing one or more Registered Notes of the same Series (including, and if the context so admits, the Registered Global Note) and, save as provided in the Conditions, comprising the entire holding by a Noteholder of his Registered Notes of that Series and, save in the case of Registered Global Notes, being substantially in the form set out in Schedule 5 (Forms of Certificate).

“Clearstream, Luxembourg” means Clearstream Banking, société anonyme.

“Common Depositary” means, in relation to a Series of the Notes, a depositary common to Euroclear and Clearstream, Luxembourg.

“Conditions” means in respect of the Notes of each Series the terms and conditions applicable thereto which shall (a) be substantially in the form set out in Schedule 6 (Terms and Conditions of the Notes) as modified, with respect to any Notes represented by a Global Note, by the provisions of such Global Note, (b) incorporate any additional provisions forming part of such terms and conditions set out in the Final Terms relating to the Notes of that Series and (c) be endorsed on the Definitive Notes subject to amendment and completion as referred to in the first paragraph of Schedule 6 (Terms and Conditions of the Notes) and any reference to a particularly numbered Condition shall be construed accordingly.

“Definitive Note” means a Bearer Note in definitive form or, unless the context requires otherwise, a Certificate (other than a Registered Global Note) substantially in the form set out in Schedule 4 (Forms of Bearer Note) or Schedule 5 (Forms of Certificate), as the case may be, and having, where appropriate, Coupons, a Talon and/or Receipt(s) attached thereto on issue.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.

“Exercise Notice” has the meaning given to it in the Conditions and, in the case of a Noteholders’ redemption option, shall be substantially in the form set out in Schedule 11 (Forms of Exercise Notice for Redemption Option).

“Extraordinary Resolution” has the meaning set out in Schedule 10 (Provisions for Meetings of Noteholders).

“Final Terms” means, in relation to a Tranche, a set of final terms, for the purposes of Article 5.4 of the Prospectus Directive, issued specifying the relevant issue details of such Tranche, substantially in the form of Schedule 2 to the Procedures Memorandum.

“Fiscal Agent” means Deutsche Bank AG, London Branch as Fiscal Agent hereunder or such other Fiscal Agent as may be appointed from time to time hereunder.

“Global Note” means a Bearer Global Note or, as the context may require, a Registered Global Note.

“Issue Date” means, in relation to any Tranche, the date on which the Notes of that Tranche have been issued or, if not yet issued, the date agreed for their issue between the Issuer and the Relevant Dealer(s).

“outstanding” means, in relation to the Notes of any Series, all the Notes issued other than (a) those that have been redeemed in accordance with the Conditions, (b) those in respect of which the date for redemption has occurred and the redemption moneys (including all interest accrued on such Notes to the date for such redemption and any interest payable after such date) have been duly paid to the Fiscal Agent as provided in this Agreement and remain available for payment against presentation and surrender of Notes, Certificates, Receipts and/or Coupons, as the case may be, (c) those which have become void or in respect of which claims have become prescribed, (d) those which have been purchased and cancelled as provided in the Conditions, (e) those mutilated or defaced Bearer Notes that have been surrendered in exchange for replacement Notes, (f) (for the purpose only of determining how many Notes are outstanding and without prejudice to their status for any other purpose) those Bearer Notes alleged to have been lost, stolen or destroyed and in respect of which replacement Notes have been issued, and (g) any Temporary Global Note to the extent that it shall have been exchanged for a Permanent Global Note and any Global Note to the extent that it shall have been exchanged for one or more Definitive Notes, in either case pursuant to its provisions; provided that, for the purposes of (i) ascertaining the right to attend and vote at any meeting of Noteholders and (ii) the determination of how many Notes are outstanding for the purposes of Condition 12 (Meeting of Noteholders, Modifications and Waiver) and Schedule 10 (Provisions for Meetings of

Noteholders), those Notes that are beneficially held by, or are held on behalf of any Issuer or any of its subsidiaries or the Guarantor or any of its subsidiaries and not cancelled shall (unless and until ceasing to be so held) be deemed not to be outstanding.

“Partly-paid Note” means a Note in relation to which the initial subscription moneys are payable to the Issuer in two or more instalments.

“Paying Agents” means the Fiscal Agent and the Paying Agent referred to above and such further or other Paying Agent or Agents as may be appointed from time to time hereunder.

“Permanent Global Note” means a Bearer Global Note representing Notes of one or more Tranches of the same Series, either on issue or upon exchange of a Temporary Global Note, or part of it, and which shall be substantially in the form set out in Schedule 2 (Forms of Permanent Global Note).

“Procedures Memorandum” means the memorandum detailing the administrative procedures and guidelines relating to the settlement of issues of Notes (other than Syndicated Issues).

“Programme Agreement” means the Amended and Restated Programme Agreement dated 3 October 2005 between the Issuers, the Guarantor, Deutsche Bank AG, London Branch and the other Dealers named in it.

“Programme Limit” has the meaning given to it in the Programme Agreement.

“Prospectus Directive” means Directive 2003/71/EC.

“Register” means the register referred to in Section 11 (Additional Duties of the Registrar).

“Registered Global Note” means a note substantially in the form set out in Schedule 3 (Forms of Registered Global Note) representing Registered Notes of one or more Tranches of the same Series that are registered in the name of a nominee for Euroclear, Clearstream, Luxembourg and/or any other clearing system.

“Registered Note” means a Note that is in registered form.

“Registrar” means Deutsche Bank Trust Company Americas as Registrar hereunder or such other Registrar as may be appointed hereunder either generally or in relation to a specific Series of Notes.

“Regulations” mean the regulations referred to in Section 12 (Regulations Concerning Registered Notes).

“Relevant Dealer(s)” means, in relation to any Tranche, the Dealer or Dealers with whom the Issuer has concluded or is negotiating an agreement for the issue of such Tranche.

“Series” means a Tranche, together with any further Tranche or Tranches, which are (i) expressed to be consolidated and forming a single series and (ii) are identical in all respects (including listing) except for their respective Closing Dates, issue prices and/or dates of the first payment of interest and related matters.

“specified office” means each of the offices of the Agents specified herein and shall include such other office or offices as may be specified from time to time hereunder.

“Subscription Agreement” means an agreement between an Issuer and, where applicable, the Guarantor and one or more Dealers made pursuant to Clause 2.3 (Syndicated Issues) of the Programme Agreement.

“Syndicated Issue” means an issue of Notes pursuant to Clause 2.3 (Syndicated Issues) of the Programme Agreement.

“Temporary Global Note” means a Bearer Global Note representing Notes on issue and which shall be substantially in the form set out in Schedule 1 (Forms of Temporary Global Note).

“Tranche” means, in relation to a Series, those Notes of that Series that are issued on the same date.

“Transfer Agent” means the Transfer Agent(s) appointed hereunder and such further or other Transfer Agent(s) as may be appointed from time to time hereunder either generally or in relation to a specific Series of Notes.

1.2                           Construction of Certain References to:

1.2.1                            principal and interest shall be construed in accordance with Condition 7 (Payments and Talons); and

1.2.2                            costs, charges, remuneration or expenses include any value added, turnover or similar tax charged in respect thereof.

1.3                           Sections, Clauses and Schedules unless otherwise specified

Sections, Clauses and Schedules are references to, respectively, sections, clauses and schedules to this Agreement and references to a “Section” of this Agreement are to the singly numbered paragraphs of this Agreement which may comprise one or more Clauses, for example, Section 1 (Definitions and Interpretation) which comprises Clauses 1.1 (Definitions) to Clause 1.10 (Future Note issuance pursuant to this Agreement only) inclusive, and references to “Clauses” are to the Clauses into which each Section is divided.

1.4                           Headings

Headings shall be ignored in construing this Agreement.

1.5                           Contracts

References in this Agreement to this Agreement or any other document are to this Agreement or those documents as amended, supplemented or replaced from time to time in relation to the Programme and include any document which amends, supplements or replaces them.

1.6                           Schedules

The Schedules are part of this Agreement and have effect accordingly.

1.7                           Alternative Clearing System

References in this Agreement to Euroclear, and/or Clearstream, Luxembourg shall, wherever the context so permits, be deemed to include reference to any additional or alternative clearing system approved by the relevant Issuer, the Guarantor (if applicable) and the Fiscal Agent and the Registrar (if applicable).

1.8                           Contracts (Rights of Third Parties) Act 1999

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

1.9                           Amendment and Restatement

With effect from the date hereof, the provisions of the Original Agency Agreement shall be amended and restated and shall take effect in the form set out in this Amended and Restated Agency Agreement and all references in this Amended and Restated Agency Agreement to “this Agency Agreement”, “this Agreement”, “hereof”, “hereunder” and expressions of similar import shall be construed as references to the Original Agency Agreement as so amended and restated.  Any Notes issued on or after the date of this Amended and Restated Agency Agreement shall be issued pursuant to this Amended and Restated Agency Agreement.  This does not affect any Notes issued prior to the date of this Amended and Restated Agency Agreement.  Subject to such amendment and restatement, the Original Agency Agreement shall continue in full force and effect.

1.10                     Future Note issuances pursuant to this Agreement only

For avoidance of doubt, ANZBGL, ANZNBL and ANZNIL and each of the relevant Agents hereunder acknowledge and agree that any Notes issued after the date hereof shall be issued pursuant to this Agreement and no further Notes shall be issued pursuant to the Original Agency Agreement.

2.                                 Appointment and Duties

2.1                           Fiscal Agent, Transfer Agents and Registrar

Each Issuer and the Guarantor appoints Deutsche Bank AG, London Branch at its specified office in London as Fiscal Agent and Paying Agent in respect of each Series of Bearer Notes issued by it in accordance with the Conditions. Each Issuer and the Guarantor appoints Deutsche Bank AG, London Branch at its specified office in London as Transfer Agent and appoints Deutsche Bank Trust Company Americas at its specified office in New York as Registrar and Transfer Agent in each case in respect of each Series of Registered Notes issued by it in accordance with the Conditions.

2.2                           Paying Agent

Each Issuer and the Guarantor appoints Deutsche Bank AG, London Branch at its specified office as Paying Agent in respect of each Series of Bearer Notes issued by it in accordance with the Conditions, unless the Final Terms relating to a Series of Notes issued by it lists the Agents appointed in respect of that Series, in which case, only those persons acting through their specified offices shall be appointed in respect of that Series.

2.3                           Calculation Agent

Deutsche Bank AG, London Branch may be appointed as Calculation Agent in respect of any Series of Notes by agreement with the relevant Issuer.  Deutsche Bank AG, London Branch shall be treated as having agreed to act as Calculation Agent in respect of a Series if it shall have been named as Calculation Agent in the relevant Final Terms no later than three Business Days before the Issue Date or, if earlier, the first date on which it is required to make any calculation or determination and shall not have notified the relevant Issuer that it does not wish to be so appointed within two Business Days of having been so named.

2.4                           Agents’ Duties

The obligations of the Agents are several and not joint.  Each Agent shall be obliged to perform only such duties as are specifically set out in this Agreement, the Conditions and the Procedures Memorandum and any duties necessarily incidental to them.  No implied duties or obligations shall be read into any such documents.  No Agent shall be obliged to perform additional duties set out in any Final Terms and thereby incorporated into the Conditions unless it shall have previously agreed to perform such duties.  If the Conditions are amended on or after a date on which any Agent accepts any appointment in a way that affects the duties expressed to be performed by such Agent, it shall not be obliged to perform such duties as so amended unless it has first approved the relevant amendment.  No Agent shall be under any obligation to take any action under this Agreement that it expects, and has so notified the relevant Issuer in writing, will result in any expense to or liability of such Agent, the payment of which is not, in its opinion, assured to it within a reasonable time.

2.5                           Admission to Listing, Trading and/or Quotation

2.5.1                             In connection with each Tranche of Notes to be admitted to listing, trading and/or quotation on any listing authority, stock exchange and/or quotation system the Fiscal Agent undertakes that, in accordance with the Procedures Memorandum and the rules of the relevant listing authority, stock exchange and/or quotation system, it will send (once signed by the relevant Issuer (and the Guarantor if applicable) and received by the Fiscal Agent and in any event no later than 12 noon one day prior to the relevant Trade Date) the Final Terms relating to such Tranche of Notes , and any other relevant documents required by the relevant listing authority, stock exchange or quotation system, by e-mail or fax (as required) to the relevant listing authority, stock exchange or quotation system, and that it will undertake any other relevant acts, necessary to ensure listing, trading and/or quotation of that Tranche of Notes with such listing authority, stock exchange or quotation system.

2.5.2                            The Fiscal Agent will notify the relevant Issuer (and the Guarantor if applicable) immediately if at any time the Fiscal Agent is notified by the relevant listing authority, exchange or quotation system that the admission to listing, trading and/or quotation of the relevant Tranche of Notes has been refused or will otherwise not take place, and will otherwise comply with the Procedures Memorandum in respect of any Tranche of Notes to be admitted to listing, trading, and/or quotation.

3.                                 Issue of Notes and Certificates

3.1                           Preconditions to Issue

The relevant Issuer and, where applicable, the Guarantor shall not agree to any Issue Date unless it is a Business Day.  No later than five Business Days before issuing any Partly-paid Notes or any Notes that are intended to be cleared through a clearing system other than Euroclear or Clearstream, Luxembourg the relevant Issuer shall inform the Fiscal Agent of its wish to issue such Notes and shall agree with the Fiscal Agent (i) the procedure for the acceptance of further instalments of the subscription moneys, in the case of Partly-paid Notes, or (ii) the procedure for issuing such Notes, in the case of Notes that are to be cleared through such other clearing system, which agreement shall cover the time, date and place for the delivery of the relative Global Note by the Fiscal Agent, whether such delivery is to be free of payment or against payment, an appropriate method for determining non-U.S. beneficial ownership of Notes in accordance with applicable U.S. law and the method by which the Fiscal Agent is to receive any payment, and hold any moneys, on behalf of the relevant Issuer and, where applicable, the Guarantor.

3.2                           Notification

Not later than the time specified in the Procedures Memorandum, in the case of non-Syndicated Issues, or five Business Days before the Issue Date, in the case of Syndicated Issues, the relevant Issuer shall in respect of each Tranche notify and/or confirm to the Fiscal Agent by fax or in writing all such information as the Fiscal Agent may require for it to carry out its functions as contemplated by this Section 3 (Issue of Notes and Certificates), and in particular the details required for it to complete the relevant Global Note, and, in the case of a non-Syndicated Issue, the aggregate principal amount of Notes of each Tranche to be subscribed by the Relevant

Dealer or other subscriber pursuant to the Programme Agreement and the account of the Dealer or such subscriber to which delivery should be made.

3.3                           Issue of Certificates and Global Notes

Upon receipt by the Fiscal Agent of the information enabling it, and instructions, to do so, the Fiscal Agent shall, in the case of Bearer Notes, prepare and complete a Temporary Global Note or, as the case may be, Permanent Global Note in an aggregate principal amount equal to that of the Tranche to be issued or, in the case of Registered Notes, notify the Registrar of all relevant information, whereupon the Registrar shall complete one or more Certificates in an aggregate principal amount equal to that of the Tranche to be issued, authenticate (unless the Fiscal Agent is to do so in its capacity as, or as agent for, the Registrar) each Certificate (or cause its agent on its behalf to do so) and deliver them to, or to the order of, the Fiscal Agent not later than the time specified by the Fiscal Agent (which shall be no earlier than one Business Day after receipt by the Registrar of such instructions).

3.4                           Delivery of Certificates and Global Notes

Immediately before the issue of any Global Note, the Fiscal Agent (or its agent on its behalf) shall authenticate it.  Following authentication of any Global Note or receipt of any Certificate the Fiscal Agent shall (in the case of any unauthenticated Certificate after first authenticating it as, or as agent for, the Registrar) deliver it:

3.4.1                            in the case of a Tranche (other than for a Syndicated Issue) intended to be cleared through a clearing system, on the Business Day immediately preceding its Issue Date to the Common Depositary or to such clearing system or other depositary for a clearing system as shall have been agreed between the relevant Issuer and the Fiscal Agent, together with instructions to the clearing systems to whom (or to whose depositary) such Global Note has been delivered to credit the underlying Notes represented by such Global Note to the securities account(s) at such clearing systems that have been notified to the Fiscal Agent by the relevant Issuer on a delivery against payment basis or, if notified to the Fiscal Agent by the relevant Issuer, on a delivery free of payment basis; or

3.4.2                            in the case of a Syndicated Issue, on the Issue Date specified in the relevant Subscription Agreement to, or to the order of, the lead manager of such Syndicated Issue at such place as shall be specified in the relevant Subscription Agreement (or such other time, date and/or place as may have been agreed between the relevant Issuer and the Fiscal Agent) against the delivery to the Fiscal Agent of evidence that payment of the subscription moneys due has been made to the relevant Issuer, such evidence to be in the form set out in such Subscription Agreement; or

3.4.3                            otherwise, at such time, on such date, to such person and in such place as may have been agreed between the relevant Issuer and the Fiscal Agent.

The Fiscal Agent shall immediately notify the Registrar if for any reason a Certificate is not delivered in accordance with the relevant Issuer’s instructions.  Failing any such notification, the Registrar shall cause an appropriate entry to be made in the Register to reflect the issue of the Notes to the person(s) whose name and address appears on each such Certificate on the Issue Date.

3.5                           Clearing Systems

In delivering any Global Note in accordance with sub-clause 3.4.1 (Delivery of Certificates and Global Notes), the Fiscal Agent shall give instructions to the relevant clearing system to hold the Notes represented by it to the order of the Fiscal Agent pending transfer to the securities account(s) referred to in sub-clause 3.4.1 (Delivery of Certificates and Global Notes).  Upon payment for any such Notes being made to the Fiscal Agent, it shall transfer such payment to the account notified to it by the relevant Issuer or, if applicable, the Guarantor.  For so long as any such Note continues to be held to the order of the Fiscal Agent, the Fiscal Agent shall hold such Note to the order of the relevant Issuer.

3.6                           Advance Payment

If the Fiscal Agent pays an amount (the “Advance”) to the relevant Issuer on the basis that a payment (the “Payment”) has been, or will be, received from any person and if the Payment has not been, or is not, received by the Fiscal Agent on the date the Fiscal Agent pays the relevant Issuer, the relevant Issuer shall, on demand, reimburse the Fiscal Agent the Advance and pay interest to the Fiscal Agent on the outstanding amount of the Advance from the date on which it is paid out to the date of reimbursement at the rate per annum equal to the cost to the Fiscal Agent of funding such amount, as certified by the Fiscal Agent.

3.7                           Exchange for Permanent Global Notes and Definitive Notes

On and after the due date for exchange of any Temporary Global Note which is exchangeable for a Permanent Global Note, the Fiscal Agent shall, on presentation to it or to its order of the Temporary Global Note, prepare and complete a Permanent Global Note, authenticate it (or cause its agent on its behalf to do so) and procure the exchange of interests in such Temporary Global Note for interests in an equal aggregate principal amount of such Permanent Global Note in accordance with such Temporary Global Note.  On or after the due date for exchange of any Global Note which is exchangeable for Definitive Notes, the Fiscal Agent shall, on presentation to it or to its order of the Global Note, procure the exchange of interests in such Global Note for Definitive Notes (if applicable, having attached Coupons, a Talon and/or Receipts other than any that mature on or before the relevant date for exchange) in a principal amount equal to that portion of such Global Note submitted for exchange in accordance with such Global Note.

3.8                           Signing of Notes, Certificates, Receipts, Coupons and Talons

The Notes, Certificates, Receipts, Coupons and Talons shall be signed manually or in facsimile on behalf of the relevant Issuer by two duly authorised signatories of the relevant Issuer.  The relevant Issuer shall promptly notify the Fiscal Agent of any change in the names of the person whose signature is to be used on any Note or Certificate and shall if necessary provide new master Global Notes reflecting such changes.  Such Issuer may, however, adopt and use the signature of any person who at the date of signing a Note, Certificate, Receipt, Coupon or Talon is a duly authorised signatory of the Issuer even if, before the Note, Certificate, Receipt, Coupon or Talon is issued, he ceases for whatever reason to hold such office and the Notes, Certificates, Receipts, Coupons or Talons issued in such circumstances shall nevertheless be (or, in the case of Certificates, represent) valid and binding obligations of the relevant Issuer (unless the relevant Issuer gives the Fiscal Agent notice otherwise or until replacements have been provided to the Fiscal Agent).  Definitive Notes, Receipts, Coupons and Talons shall be security printed, and Certificates shall be printed, in accordance with all applicable listing authority, exchange and/or quotation system requirements.

3.9                           Details of Notes and Certificates Delivered

As soon as practicable after delivering any Global Note or Definitive Note, the Fiscal Agent or the Registrar, as the case may be, shall supply to the relevant Issuer and the other Agents all relevant details of the Notes or Certificates delivered, in such format as it shall from time to time agree with the relevant Issuer.

3.10                     Cancellation

If any Note in respect of which information has been supplied under Clause 3.2 (Notification) is not to be issued on a given Issue Date, the relevant Issuer shall immediately (and, in any event, prior to the Issue Date) notify the Fiscal Agent and, in the case of Registered Notes, the Registrar.  Upon receipt of such notice, neither the Fiscal Agent nor the Registrar shall thereafter issue or release the relevant Note(s) or Certificate(s) but shall cancel and, unless otherwise instructed by the relevant Issuer, destroy them.

3.11                     Outstanding Amount

The Fiscal Agent shall, upon request from an Issuer, the Guarantor or any Dealer, inform such person of the aggregate principal amount of Notes, or Notes of any particular Series issued by the relevant Issuer, then outstanding at the time of such request.

3.12                     Procedures Memorandum

The Issuers shall furnish a copy of the Procedures Memorandum from time to time in effect to the Fiscal Agent and the Registrar.  The parties agree that all issues of Notes shall be made in accordance with the Procedures Memorandum unless in respect of any issue of Notes the relevant Issuer, the Guarantor (where applicable), the Relevant Dealer(s) and the Fiscal Agent and, in the case of Registered Notes, the Registrar agree otherwise in respect of any issue.  The Procedures Memorandum may only be amended with the consent of the Issuers, the Guarantor (where applicable), the Relevant Dealer(s), the Fiscal Agent and the Registrar.

4.                                 Payment

4.1                           Payment to the Fiscal Agent

The relevant Issuer, or, in default, the Guarantor (if applicable), shall not later than 10.00 a.m. in the Principal Financial Centre for the currency in which the Notes are denominated (which, for the purposes of Notes denominated in euro, shall be the jurisdiction in which the account specified by the Fiscal Agent is located), on each date on which any payment in respect of the Notes issued by it becomes due, transfer to the Fiscal Agent such amount as may be required for the purposes of such payment.  In this Clause, the date on which a payment in respect of the Notes becomes due means the first date on which the holder of a Note, Receipt or Coupon could claim the relevant payment by transfer to an account under the Conditions, but disregarding the necessity for it to be a business day in any particular place of presentation.

4.2                           Pre-advice of Payment

The relevant Issuer and, where applicable, the Guarantor, shall ensure that no later than 3.00 p.m. in the city of the Fiscal Agent’s specified branch on the second Business Day preceding the date on which the payment to the Fiscal Agent required by Clause 4.1 (Payment to the Fiscal Agent) is to be made that the Fiscal Agent shall receive a copy of an irrevocable payment instruction from such Issuer, or, in default, the Guarantor (if applicable), to such bank, or SWIFT confirmation from such bank, in any case, confirming the relevant account details, the amount and the value date for such payment.

4.3                           Notification of Failure to Pre-advise Payment

The Fiscal Agent shall forthwith notify by fax each of the other Agents, the relevant Issuer and, where applicable, the Guarantor if it has not received the confirmation referred to in Clause 4.2 (Pre-advice of Payment) by the time specified for its receipt, unless it is satisfied that it will receive the amount referred to in Clause 4.1 (Payment to the Fiscal Agent).

4.4                           Payment by Agents

Subject as provided in Clause 4.7 (Suspension of Payment by Agents), each of the Paying Agents, in the case of Bearer Notes, each of the Registrar and the Transfer Agents, in the case of the final payment in respect of any Series of Registered Notes, and the Registrar, in the case of all other payments in respect of Registered Notes, shall, subject to and in accordance with the Conditions, pay or cause to be paid on behalf of the relevant Issuer on and after each due date all amounts due in respect of the Notes, Receipts and Coupons issued by it and shall be entitled to claim any amounts so paid from the Fiscal Agent.

4.5                           Notification of Non-payment

The Fiscal Agent shall as soon as practicable after 11.00 a.m. in the Principal Financial Centre for the currency in which the Notes are denominated (which, for the purposes of Notes denominated in euro, shall be the jurisdiction in which the account specified by the Fiscal Agent is located), on each date on which a payment in respect of the Notes becomes due notify by fax each of the other Agents, the relevant Issuer and, where applicable, the Guarantor if it has not received the amount referred to in Clause 4.1 (Payment to the Fiscal Agent) by the time specified for its receipt, unless it is satisfied that it will receive such amount.

4.6                           Payment After Failure to Pre-advise or Late Payment

The Fiscal Agent shall notify by fax each of the other Agents, the relevant Issuer and, where applicable, the Guarantor if at any time following the giving of a notice by the Fiscal Agent under Clause 4.3 (Notification of Failure to Pre-advise Payment) or Clause 4.5 (Notification of Non-payment) either any payment provided for in Clause 4.1 (Payment to the Fiscal Agent) is made on or after its due date but otherwise in accordance with this Agreement or the Fiscal Agent is satisfied that it will receive such payment.

4.7                           Suspension of Payment by Agents

Upon receipt of a notice from the Fiscal Agent under Clause 4.5 (Notification of Non-payment), each Agent shall cease making payments in accordance with Clause 4.4 (Payment by Agents) as soon as is reasonably practicable.  Upon receipt of a notice from the Fiscal Agent under Clause 4.6 (Payment After Failure to Pre-advise or Late Payment), each Agent shall make, or shall recommence making, payments in accordance with Clause 4.4 (Payment by Agents).

4.8                           Reimbursements of Agents

Subject to receipt of funds pursuant to Clause 4.1 (Payment to the Fiscal Agent), the Fiscal Agent shall on demand promptly reimburse each Agent for payments in respect of the Notes, Receipts and Coupons properly made by it in accordance with the Conditions and this Agreement.

4.9                           Method of payment to Fiscal Agent

All sums payable to the Fiscal Agent hereunder shall be paid in the currency in which such sums are denominated and in immediately available or same day funds to such account with such bank as the Fiscal Agent may from time to time notify to the relevant Issuer and, where applicable, the Guarantor.

4.10                     Moneys held by Fiscal Agent

The Fiscal Agent may deal with moneys paid to it under this Agreement in the same manner as other moneys paid to it as a banker by its customers except that (a) it may not exercise any lien, right of set-off or similar claim in respect of them and (b) it shall not be liable to anyone for interest on any sums held by it under this Agreement.  No money held by any Agent need be segregated except as required by law.

4.11                     Partial Payments

If on presentation of a Note, Certificate, Receipt or Coupon only part of the amount payable in respect of it is paid (except as a result of a deduction of tax permitted by the Conditions), the Agent to whom it is presented shall procure that it is enfaced with a memorandum of the amount paid and the date of payment and shall return it to the person who presented it.  Upon making payment of only part of the amount payable in respect of any Registered Note or being informed of any such partial payment by a Transfer Agent, the Registrar shall make a note of the details of such payment in the Register.

5.                                 Repayment

If claims in respect of any Note, Receipt or Coupon become void or prescribed under the Conditions, the Fiscal Agent shall forthwith repay to the relevant Issuer or, where applicable, the Guarantor the amount that would have been due on such Note, Receipt or Coupon, if it or the relative Certificate had been presented for payment before such claims became void or prescribed.  Subject to Section 18 (Changes in Agents), the Fiscal Agent shall not however be otherwise required to repay any sums received by it under this Agreement.

6.                                 Early Redemption and Exercise of Options

6.1                           Notice to Fiscal Agent

If the relevant Issuer intends (other than consequent upon an Event of Default or upon any right of the holder to require redemption) to redeem all or any of the Notes of any Series before their stated maturity date or to exercise any such Issuer’s option in the Conditions it shall, at least 14 days (or such other period as may be agreed) before the latest date for the publication of the notice of redemption or of exercise of such Issuer’s option required to be given to Noteholders, give notice of such intention to the Fiscal Agent and (in the case of Registered Notes) to the Registrar stating the date on which such Notes are to be redeemed or such option is to be exercised and the principal amount of Notes to be redeemed or subject to the option.

6.2                           Drawing on Partial Redemption or Exercise of Option

If some only of the Notes of a Series are to be redeemed, or subject to the exercise of any such Issuer’s option, on such date the Fiscal Agent shall make the drawing that is required in accordance with the Conditions (subject to the provisions of any Global Note representing the Notes of such Series).

6.3                           Notice to Noteholders

The Fiscal Agent shall publish any notice to Noteholders required in connection with any such redemption or exercise of any such Issuer’s option and shall at the same time also publish a separate list of the certificate numbers of any Bearer Notes previously drawn and not presented either for payment or as may otherwise be required pursuant to any such Issuer’s option and of the principal amount of Registered Notes drawn and in respect of which the related Certificates have not been so presented.  Such notice shall specify the date fixed for redemption or exercise of any option, the redemption price and the manner in which redemption will be effected or the terms of the exercise of such option and, in the case of a partial redemption or exercise of any option, the certificate numbers of the Bearer Notes drawn and the principal amount of Registered Notes drawn. In addition, the Fiscal Agent shall send to each holder of Registered Notes that are called in whole or in part for redemption or exercise of any option, at its address shown in the Register, a copy of such notice together with details of such holders Registered Notes called for redemption or subject to any option and the extent of such redemption or the terms of the exercise of such option.

6.4                           Option Exercise Notices

The Paying Agents with which a Bearer Note or the Registrar or the Transfer Agents with which a Certificate is deposited in a valid exercise of any Noteholders’ option shall hold such Note (together with any Coupons, Receipts or Talon relating to it deposited with it) or Certificate on behalf of the depositing Noteholder (but shall not, save as provided below, release it) until the due date for redemption of, or exercise of the option relating to, the relevant Note(s) consequent upon the exercise of such option, when, in the case of an option to redeem, and subject as provided below, it shall present any such Note, Certificate, Coupons, Receipts and Talon to itself for payment of the amount due in accordance with the Conditions and shall pay such moneys in accordance with the directions of the Noteholder contained in the Exercise Notice.  In the event of the exercise of any other option, each Agent shall take the steps required of it in the Conditions and, in the case of Registered Notes, Sections 10 (Additional Duties of the Transfer Agents) and 11 (Additional Duties of the Registrar).  If any such Note becomes immediately due and payable before the due date for its redemption or exercise of the option, or if upon due presentation payment of the amount due is improperly withheld or refused or exercise of the option is improperly denied, the Agent concerned shall mail such Note (and any related Coupons, Receipts or Talon) or its Certificate by uninsured post to, and at the risk of, the relevant Noteholder (unless the Noteholder otherwise requests and pays the costs of such insurance in advance to the relevant Agent) to such address as may have been given by the Noteholder in the Exercise Notice or, in the case of Registered Notes where no address has been given, to the address appearing in the Register.  At the end of each period for the exercise of any such option, each Agent shall promptly notify the Fiscal Agent of the principal amount of the Notes in respect of which such option has been exercised with it together with their certificate numbers (or those of the Certificates representing them) and the Fiscal Agent shall promptly notify such details to the relevant Issuer and, where applicable, the Guarantor.

7.                                 Cancellation, Destruction, Records and Reporting Requirements

7.1                           Cancellation

All Bearer Notes that are redeemed (together with such unmatured Receipts or Coupons or unexchanged Talons as are attached to or are surrendered with them at the time of such redemption), all Certificates representing Registered Notes that are redeemed, all Receipts and Coupons that are paid in full and all Talons that have been exchanged for Coupon sheets shall be cancelled forthwith by the Paying Agents, Transfer Agents or Registrar through which they are redeemed, paid or exchanged.  Such Paying Agents or Transfer Agents shall send to the Fiscal Agent, in the case of Bearer Notes, or the Registrar, in the case of Registered Notes, the details required by such person for the purposes of this Clause and the cancelled Notes, Receipts, Coupons, and Talons and/or Certificates.

7.2                           Cancellation by Issuers

If the relevant Issuer or any of its subsidiaries purchase any Notes issued by such Issuer or, where applicable, the Guarantor or any of its subsidiaries purchase any Notes issued by ANZNIL, in each case that are to be cancelled rather than held and resold in accordance with the Conditions, such Issuer shall forthwith cancel them or procure their cancellation, inform the Fiscal Agent or the Registrar, as the case may be, and send them (if in definitive bearer form) to the Fiscal Agent.

7.3                           Certificate of Fiscal Agent or Registrar

The Fiscal Agent, in the case of Bearer Notes, or the Registrar, in the case of Registered Notes shall, within four months after the date of any such redemption, payment, exchange or purchase, send the relevant Issuer and, where applicable, the Guarantor a certificate stating (a) the aggregate principal amount of Notes that have been redeemed and cancelled and the aggregate amount paid in respect of any related Receipts and/or Coupons that have been paid and cancelled or in respect of interest paid on a Global Note or Registered Note, (b) the serial numbers of such Notes and/or Receipts (c) the total number by maturity dates of such Coupons, (d) the serial numbers and maturity dates of such Talons and (e) the total number and maturity dates of unmatured Coupons, and the serial numbers and maturity dates of unmatured Talons and Receipts, not surrendered with Bearer Notes redeemed, in each case distinguishing between Bearer Notes of each Series and denomination (and any Receipts, Coupons and Talons relating to them) and Registered Notes of each Series.

7.4                                 Destruction

Unless otherwise instructed by the relevant Issuer or, where applicable, the Guarantor or in the case of a Bearer Global Note, it is returned to its bearer according to its terms, the Fiscal Agent, in the case of Bearer Notes, and the Registrar, in the case of Registered Notes, (or the designated agent of either) shall destroy the cancelled Bearer Notes, Receipts, Coupons, and Talons and/or Certificates in its possession and shall send the relevant Issuer, and Guarantor (if applicable) a certificate giving the serial numbers of such Notes (or of the Certificates representing them) in numerical sequence, the maturity dates and serial numbers (in numerical sequence) of such Receipts and Talons and the total numbers by maturity date of such Coupons, in each case distinguishing between Bearer Notes of each Series and denomination (and any Receipts, Coupons and Talons relating to them) and Registered Notes of each Series and Receipts, Coupons and Talons that have been paid or exchanged and those that have been surrendered for cancellation before their due date.

7.5                           Records

The Fiscal Agent shall keep a full and complete record of all Bearer Notes, Receipts, Coupons and Talons (other than the serial numbers of Coupons) and of their redemption, purchase, payment, exchange, cancellation, replacement and destruction and make such records available at all reasonable times to the relevant Issuer and, where applicable, the Guarantor.

7.6                           Reporting Requirements

The Fiscal Agent shall (on behalf of the relevant Issuer or, where applicable, the Guarantor) submit such reports or information as may be required from time to time in relation to the issue and purchase of Notes issued by such Issuer or, where applicable, the purchase of Notes by the Guarantor, by applicable law, regulations and guidelines promulgated by the relevant listing authority, exchange and/or quotation system, or any other governmental regulatory authority agreed between the Issuers and the Fiscal Agent.

8.                                 Coupon Sheets

As regards each Bearer Note issued with a Talon, the Fiscal Agent shall, on or after the due date for exchange of such Talon, make available in exchange for such Talon at the specified office of the Fiscal Agent a further coupon sheet and, if relevant, a further Talon appertaining to such Bearer Note, but subject always to the relevant Issuer having procured the delivery of a supply of such coupon sheets to the Fiscal Agent.  To the extent that any Coupon in any such coupon sheet shall have become void before issue, the Fiscal Agent shall cancel such Coupon and destroy it in accordance with the provisions of 7.4 (Destruction).

9.                                Replacement Notes, Certificates, Receipts, Coupons and Talons

9.1                          Replacement

Lost, stolen, mutilated, defaced or destroyed Notes, Receipts, Coupons or Talons may be replaced at the specified office of the Fiscal Agent (in the case of Bearer Notes, Receipts, Coupons or Talons) and the Registrar (in the case of Certificates) or such other Paying Agent or Transfer Agent, as the case may be, from time to time designated by the relevant Issuer for the purpose.  The Fiscal Agent (in the case of Bearer Notes) and the Registrar (in the case of Registered Notes and each in such capacity, the “Replacement Agent”), shall issue replacement Bearer Notes, Certificates, Receipts, Coupons and Talons in accordance with the Conditions.

9.2           Receipts, Coupons and Talons on Replacement Bearer Notes

In the case of mutilated or defaced Bearer Notes, the Replacement Agent shall ensure that (unless such indemnity as the relevant Issuer and, where applicable, the Guarantor may require is given) any replacement Note only has attached to it Receipts, Coupons and/or a Talon corresponding to those attached to the Note that it replaces. The Replacement Agent shall not issue any replacement Note or Coupon unless and until the applicant therefor shall have:

9.2.1                            paid such costs as may be incurred in connection therewith;

9.2.2                            in the case of Definitive Notes, furnished the Replacement Agent with such evidence (including evidence as to the serial number of the Definitive Note in question) and reasonable indemnity as the relevant Issuer may require; and

9.2.3                            surrendered to the Replacement Agent any mutilated or defaced Definitive Note or Coupon to be replaced.

9.3                           Cancellation

The Replacement Agent shall cancel and, unless otherwise instructed by the relevant Issuer and, where applicable, the Guarantor, destroy any mutilated or defaced Bearer Notes, Certificates, Receipts, Coupons and Talons replaced by it and shall send the relevant Issuer and, where applicable, the Guarantor and the Fiscal Agent a certificate giving the information specified in Clause 7.4 (Destruction).

9.4                           Notification

The Replacement Agent shall, on issuing a replacement Bearer Note, Certificate, Receipt, Coupon or Talon, inform the other Agents of its certificate number and of the one that it replaces.

9.5                           Presentation after Replacement

If a Bearer Note, Certificate, Receipt, Coupon or Talon that has been replaced is presented to an Agent for payment or exchange, that Agent shall forthwith inform the Fiscal Agent, in the case of Bearer Notes, or the Registrar, in the case of Registered Notes, which shall so inform the relevant Issuer and, where applicable, the Guarantor and the other Agents.

10.                           ADDITIONAL DUTIES OF THE TRANSFER AGENTS

Any Transfer Agent to whom a Certificate is presented for the transfer of, or exercise of any Noteholders’ option relating to, Registered Notes represented by it shall notify the Registrar of (a) the name and address of the holder of the Registered Note(s) appearing on such Certificate, (b) the certificate number of such Certificate and principal amount of the Registered Note(s) represented by it, (c) (in the case of an exercise of an option) the contents of the Exercise Notice; (d) (in the case of a transfer of, or exercise of an option relating to, part only) the principal amount of the Registered Note(s) to be transferred or in respect of which such option is exercised and (e) (in the case of a transfer) the name and address of the transferee to be entered on the Register and, subject to Clause 7.4 (Destruction), shall cancel such Certificate and forward it to the Registrar.

11.                           ADDITIONAL DUTIES OF THE REGISTRAR

The Registrar shall maintain a Register for each Series of Registered Notes in accordance with the Conditions and the Regulations. The Register shall show the number of issued Certificates, their principal amount, their date of issue and their certificate number (which shall be unique for each Certificate of a Series) and shall identify each Registered Note, record the name and address of its initial holder, all subsequent transfers, exercises of options and changes of ownership in respect of it, the names and addresses of its subsequent holders and the Certificate from time to time representing it, in each case distinguishing between Registered Notes of the same Series having different terms as a result of the partial exercise of any option. The Registrar shall at all reasonable times during office hours make the Register available to the relevant Issuer, the Guarantor (where applicable), the Fiscal Agent and the Transfer Agents or any person authorised by any of them for inspection and for the taking of copies and the Registrar shall deliver to such persons all such lists of holders of Registered Notes, their addresses and holdings as they may request.

12.                           REGULATIONS CONCERNING REGISTERED NOTES

The relevant Issuer may, subject to the Conditions, from time to time with the approval of the Fiscal Agent, the Transfer Agents and the Registrar, promulgate regulations concerning the carrying out of transactions relating to Registered Notes and the forms and evidence to be provided. All such transactions shall be made subject to the Regulations. The initial Regulations are set out in Schedule 12 (Regulations Concerning the Transfer and Registration of Registered Notes).

13.                           DOCUMENTS AND FORMS

13.1                     Fiscal Agent

Each Issuer shall provide to the Fiscal Agent in a sufficient quantity, in the case of sub-clauses 13.1.2(ii), 13.1.3 and 13.1.4, for distribution among the relevant Agents as required by this Agreement or the Conditions:

13.1.1                      executed master Global Notes to be used from time to time for the purpose of issuing Notes in accordance with Section 3 (Issue of Notes and Certificates);

13.1.2                      if Definitive Notes in bearer form of any Series are to be issued by it, (i) such Definitive Notes and any related Coupons, Receipts and Talons, duly executed on behalf of the relevant Issuer, (ii) specimens of such Notes, Coupons, Receipts and Talons and (iii) additional forms of such Notes, Coupons, Receipts and Talons for the purpose of issuing replacements, at least 14 days before the Exchange Date for the relative Bearer Global Note (and the Fiscal Agent (or its agent on its behalf) shall authenticate such Definitive Notes immediately before their issue);

13.1.3                      all documents (including Exercise Notices) required under the Notes issued by it or by any listing authority, exchange and/or quotation system on which the Notes issued by it are admitted to listing, trading and/or quotation to be available for issue or inspection during business hours (and the Paying Agents, in the case of Bearer Notes, and the Transfer Agents, in the case of Registered Notes, shall make such documents available for collection or inspection to the Noteholders that are so entitled); and

13.1.4                      forms of voting certificates and block voting instructions, together with instructions as to how to complete, deal with and record the issue of such forms (and the Paying Agents, in the case of Bearer Notes, and the Transfer Agents, in the case of Registered Notes, shall make such documents available to the relevant Noteholders and carry out the other functions set out in Schedule 10 (Provisions for Meetings of Noteholders)).

13.2                     Registrar

Each Issuer shall provide the Registrar with enough blank Certificates and executed master Registered Global Notes to meet the Transfer Agents’ and the Registrar’s anticipated requirements for Certificates upon the issue and transfer of each of Series of Registered Notes issued by it and for the purpose of issuing replacement Certificates.

13.3                     Notes etc. held by Agents

Each Agent (a) acknowledges that all forms of Notes, Certificates, Coupons, Receipts and Talons delivered to and held by it pursuant to this Agreement shall be held by it as custodian only and it shall not be entitled to and shall not claim any lien or other security interest on such forms, (b) shall only use such forms in accordance with this Agreement, (c) shall maintain all such forms in safe keeping, (d) shall take such security measures as may reasonably be necessary to prevent their theft, loss or destruction and (e) shall keep an inventory of all such forms and make it available to the Issuers, the Guarantor and the other Agents at all reasonable times.

14.                           DUTIES OF CALCULATION AGENT

The Calculation Agent shall perform the duties expressed to be performed by it in the Conditions in respect of each Series of Notes in respect of which it is appointed as Calculation Agent. As soon as practicable after the relevant time on each Interest Determination Date or such time on such date as the Conditions may require to be calculated any Interest Amount, Redemption Amount or Instalment Amount, any quotation to be obtained or any determination or calculation to be made by the Calculation Agent, the Calculation Agent shall determine the Interest Rate and calculate the Interest Amounts in respect of each denomination of the Notes for the relevant Interest Accrual Period, Interest Period or Interest Payment Date, calculate the Redemption Amount or Instalment Amount, obtain such quotation and/or make such determination or calculation, as the case may be, and cause the Interest Rate and the Interest Amounts for each Interest Accrual Period, Interest Period or Interest

Payment Date and, if required, the relevant Interest Payment Date and, if required to be calculated, any Redemption Amount or Instalment Amount to be notified to any other Calculation Agent appointed in respect of the Notes that is to make a further calculation upon receipt of such information, the Fiscal Agent, the relevant Issuer, the Guarantor (where applicable), each of the Paying Agents (in the case of Bearer Notes), the Registrar (in the case of Registered Notes) the relevant Noteholders and, if the relevant Notes are to be admitted to listing, trading and/or quotation by a listing authority, exchange or quotation system and the rules of such listing authority, exchange or quotation system so require, such listing authority, exchange or quotation system as soon as possible after their determination but in no event later than (i) the commencement of the relevant Interest Period, if determined prior to such time, in the case of notification to such listing authority, exchange or quotation system of an Interest Rate and Interest Amount, or (ii) in all other cases, the fourth Business Day (as defined in Condition 5(k) (Definitions)) after such determination. If the Calculation Agent at any material time does not make any determination or calculation or take any action that it is required to do pursuant to the Conditions, it shall forthwith notify the relevant Issuer and the Fiscal Agent.

15.                           FEES AND EXPENSES

15.1                     Fees

The relevant Issuer or, if the Issuer is ANZNIL, failing such Issuer, the Guarantor shall pay to the Fiscal Agent the fees and expenses in respect of the Agents’ services as separately agreed with the Fiscal Agent and none of the Issuers need concern themselves with their apportionment between the Agents.

15.2                     Costs

Subject to any other agreement with the Agents, the relevant Issuer or, if the Issuer is ANZNIL, failing such Issuer, the Guarantor shall also pay on demand all reasonable out-of-pocket expenses (including legal, advertising, telex and postage expenses) incurred by the Agents in connection with their services together with any applicable value added tax, sales, stamp, issue, registration, documentary or other taxes or duties arising in relation to or in connection with the relevant Issuer or the issue of any Notes by the relevant Issuer.

16.                           INDEMNITY

16.1                     By Issuers

Each of ANZBGL and ANZNBL severally (where it is the relevant Issuer), and each of ANZNIL and the Guarantor jointly and severally with each other only (where ANZNIL is the relevant Issuer), shall on demand indemnify each Agent against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that it may incur or that may be made against it arising out of or in relation to or in connection with its appointment or the exercise of its functions under this

Agreement in relation to or in connection with the relevant Issuer or in the case where ANZNIL is the relevant Issuer only, the Guarantor, or the issue of Notes by the relevant Issuer, except such as may result from a breach by such Agent of this Agreement or its own negligence, bad faith or wilful default or that of its officers, employees or agents.

16.2                     By Agents

Each Agent shall on demand severally indemnify each Issuer and, where applicable, the Guarantor against any loss, liability, costs, claim, action, demand or expense (including, but not limited to, all costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) that the relevant Issuer or, as the case may be, the Issuers or, where applicable, the Guarantor may incur or that may be made against it as a result of such Agent’s negligence, bad faith or wilful default or that of its officers, employees or agents.

16.3                     Survival of Indemnities

Notwithstanding anything else to the contrary contained herein, the indemnities and obligations of the parties contained in this Section 16 (Indemnity) shall survive any termination of this Agreement howsoever caused and any resignation or replacement of any Agent hereunder.

17.                           GENERAL

17.1                     No Agency or Trust

In acting under this Agreement the Agents shall have no obligation towards or relationship of agency or trust with the holder of any Note, Receipt, Coupon or Talon.

17.2                     Holder to be treated as Owner

Except as otherwise required by law, each Agent shall treat the holder of a Note, Receipt, Coupon or Talon as its absolute owner as provided in the Conditions and shall not be liable for doing so.

17.3                     No Lien

No Agent shall exercise any lien, right of set-off or similar claim against any holder of a Note, Receipt or Coupon in respect of moneys payable by it under this Agreement.

17.4                     Taking of Advice

Each Agent may consult on any legal matter any legal adviser selected by it, who may be an employee of or adviser to any of the Issuers or the Guarantor, and it shall not be liable in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that adviser’s opinion.

17.5                     Reliance on Documents etc.

No Agent shall be liable in respect of anything done or suffered by it in reliance on a Note, Certificate, Receipt, Coupon, Talon or other document or information from any electronic or other source reasonably believed by it to be genuine and to have been signed or otherwise given or disseminated by the proper parties.

17.6                     Other Relationships

Any Agent and any other person, whether or not acting for itself, may acquire, hold or dispose of any Note, Receipt, Coupon, Talon or other security (or any interest therein) of the Issuers or any other person, may enter into or be interested in any contract or transaction with any such person, and may act on, or as depositary, trustee or agent for, any committee or body of holders of securities of any such person, in each case with the same rights as it would have had if that Agent were not an Agent and need not account for any profit.

17.7                     List of Authorised Persons

Each Issuer and the Guarantor shall provide the Fiscal Agent for itself and for delivery to each other Agent with a copy of the certified list of persons authorised to take action on its behalf in connection with this Agreement (as referred to in the Initial Documentation List of the Programme Agreement) and shall notify the Fiscal Agent and each other Agent immediately in writing if any of such persons ceases to be so authorised or if any additional person becomes so authorised. Unless and until notified of any such change, each Agent shall be entitled to rely on the certificate(s) delivered to it and all instructions given in accordance with such certificate(s) shall be binding on the relevant Issuer or the Guarantor, as appropriate.

17.8                     Amendments

This Agreement may be amended by the Issuers, the Guarantor and the Fiscal Agent, without the consent of any other Agent or holder, for the purpose of curing any ambiguity or curing, correcting or supplementing any defective provision contained herein or in any manner which the Issuers, the Guarantor and the Fiscal Agent may mutually deem necessary or desirable and which does not, in the reasonable opinion of the Issuers, the Guarantor and the Fiscal Agent, adversely affect the interests of the holders. Notice of any such amendment shall be given by the Fiscal Agent to each of the other Agents.

18.                           CHANGES IN AGENTS

18.1                     Appointment and Termination

In relation to any Series of Notes, the relevant Issuers and, where applicable, the Guarantor may at any time appoint additional Paying Agents or Transfer Agents or an additional Registrar and/or terminate the appointment of any Agent or appoint a replacement Fiscal Agent, Registrar or Calculation Agent by giving to the Fiscal Agent and that Agent at least 60 days’ notice to that effect, which notice shall expire at least 10 days before or after any due date for payment in respect of the Notes of that Series. Upon any letter of appointment being executed by or on behalf of the relevant Issuer, and, where applicable, the Guarantor and any person appointed as an Agent, such person shall become a party to this Agreement as if originally named in it and shall act as such Agent in respect of that or those Series of Notes in respect of which it is appointed. In addition, the Issuer and, where applicable, the Guarantor will at all times maintain a paying agent in an EU Member State that will not be obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26 and 27 November 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive, provided that there is an EU Member State in which no such obligation is imposed.

18.2                     Resignation

In relation to any Series of Notes, any Agent may resign its appointment at any time by giving the relevant Issuer and, where applicable, the Guarantor, and the Fiscal Agent at least 60 days’ notice to that effect, which notice shall expire at least 10 days before or after any due date for payment in respect of the Notes of that Series.

18.3                     Condition to Resignation and Termination

No such resignation or (subject to Clause 18.5 (Automatic Termination)) termination of the appointment of the Fiscal Agent, Registrar or Calculation Agent shall, however, take effect until a new Fiscal Agent, Registrar or Calculation Agent (as the case may be), which (in the case of the Fiscal Agent or Calculation Agent) shall be a bank or trust company in good standing with a specified office in London and which (in the case of the Registrar) shall be a bank or trust company in good standing with a specified office in New York City, has been appointed. No resignation or termination of the appointment of a Paying Agent or a Transfer Agent shall take effect if there would not then be such Paying Agents or Transfer Agents as are required by the Conditions. The Issuers and, where applicable, the Guarantor agree that if, by the day falling 10 days before the expiry of any notice under Clause 18.2 (Registration), they have not appointed a successor to the Agent to which such notice relates, the relevant Agent shall be entitled, on behalf of the Issuers and, where applicable, the Guarantor, to appoint a successor, subject to the Issuers and, where applicable, the Guarantor giving their prior written approval (such approval to be given promptly and not to be unreasonably withheld).

18.4                     Change of Office

If an Agent changes the address of its specified office in a city it shall give the Issuers, the Guarantor and the Fiscal Agent at least 60 days notice of the change, giving the new address and the date on which the change is to take effect.

18.5                     Automatic Termination

The appointment of the Fiscal Agent shall forthwith terminate if the Fiscal Agent becomes incapable of acting, is adjudged bankrupt or insolvent, files a voluntary petition in bankruptcy, makes an assignment for the benefit of its creditors, consents to the appointment of a receiver, administrator or other similar official of all or a substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof, or if a resolution is passed or an order made for the winding-up or dissolution of the Fiscal Agent, a receiver, administrator or other similar official of the Fiscal Agent or all or a substantial part of its property is appointed, a court order is entered approving a petition filed by or against it under applicable bankruptcy or insolvency law, or a public officer takes charge or control of the Fiscal Agent or its property or affairs for the purpose of rehabilitation, conservation or liquidation.

18.6                     Delivery of Records

If the Fiscal Agent or Registrar resigns or its appointment is terminated, the Fiscal Agent shall on the date on which the resignation or termination takes effect pay to the successor Fiscal Agent any amount held by it for payment in respect of the Notes, Receipts or Coupons and the Fiscal Agent or Registrar, as the case may be, shall deliver to the successor Fiscal Agent or Registrar the records kept by it and all documents and forms held by it pursuant to this Agreement.

18.7                     Successor Corporations

A corporation into which an Agent is merged or converted or with which it is consolidated or that results from a merger, conversion or consolidation to which it is a party shall, to the extent permitted by applicable law, be the successor Agent under this Agreement without further formality. The Agent concerned shall notify such an event to the other parties to this Agreement.

18.8                     Notices

The Fiscal Agent shall give Noteholders at least 30 days’ notice of any proposed appointment, termination, resignation or change under Clauses 18.1 (Appointment and Termination) 18.2 (Resignation) and, 18.4 (Change of Office) of which it is aware and, as soon as practicable, notice of any succession under Clause 18.7 (Successor Corporations) of which it is aware. The Issuers or, where applicable, the Guarantor shall give Noteholders, as soon as practicable, notice of any termination under Clause 18.5 (Automatic Termination) of which it is aware.

19.                           COMMUNICATIONS

19.1                     Method

Each communication under this Agreement shall be made by fax or otherwise in writing. Each communication or document to be delivered to any party under this Agreement shall be sent to that party at the fax number or address, and marked for the attention of the person (if any), from time to time designated by that party to the Fiscal Agent (or, in the case of the Fiscal Agent, by it to each other party) for the purpose of this Agreement. The initial telephone number, fax number, address and person so designated are set out in the Procedures Memorandum.

19.2                     Deemed Receipt

Any communication from any party to any other under this Agreement shall be effective, if by fax when good receipt is confirmed by the recipient following enquiry by the sender and if in writing when delivered, except that a communication received outside normal business hours shall be deemed to be received on the next business day in the city in which the recipient is located.

20.                           NOTICES

20.1                     Publication

At the request and expense of the relevant Issuer, of the Issuers and/or, where applicable, of the Guarantor as the case may be, the Fiscal Agent shall arrange for the publication of all notices to Noteholders (other than those to be published by the Calculation Agent). Notices to Noteholders shall be published in accordance with the Conditions.

20.2                     Notices from Noteholders

Each of the Fiscal Agent and the Registrar shall promptly forward to the relevant Issuer and, where applicable, the Guarantor any notice received by it from a Noteholder, whether electing to exchange a Global Note for Definitive Notes or otherwise.

21.                           GOVERNING LAW, JURISDICTION AND SERVICE OF PROCESS

21.1                     Governing Law

This Agreement, and all matters arising or connected with it, shall be governed by and construed in accordance with English law.

21.2                     Jurisdiction

The parties agree that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, “Proceedings” and “Disputes”) and, for such purposes, irrevocably submit to the jurisdiction of such courts.

21.3                     Appropriate forum

The parties irrevocably waive any objection which they might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

21.4                     Service of Process

Each Issuer and the Guarantor agree that the process by which any Proceedings in England are begun may be served on it by being delivered to the officer in charge of the London branch of Australia and New Zealand Banking Group Limited, Minerva House, Montague Close, London SE1 9DH. If such person is not or ceases to be effectively appointed to accept service of process on behalf of the relevant Issuer or the Guarantor, such Issuer or the Guarantor, as the case may be, shall appoint a further person in England to accept service of process on behalf of such Issuer or the Guarantor, as the case may be, and, failing such appointment, within 15 days, any Agent shall be entitled to appoint such a person by written notice addressed and delivered to such Issuer or the Guarantor, as the case may be. Nothing in this paragraph shall affect the right of any Agent to serve process in any other manner permitted by law.

21.5                     Non-exclusivity

The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of any party to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in anyone or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

21.6                     Consent to enforcement etc.

Each Issuer and the Guarantor consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including (without limitation) the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such Proceedings.

This Agreement has been entered into on the date stated at the beginning.

The Issuers

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:	/s/ ANDY YIANNIS

ANZ NATIONAL BANK LIMITED

By:	/s/ ANTHONY BRADSHAW

ANZ NATIONAL (INT’L) LIMITED

By:	/s/ JAMES FLEMING

The Guarantor

ANZ NATIONAL BANK LIMITED

By:	/s/ ANTHONY BRADSHAW

The Fiscal Agent, Calculation Agent, Paying Agent and Transfer Agent

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ DOMINIC SELWOOD	/s/ CAROL MORRIS

The Registrar and Transfer Agent

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ ALAN COLLETTI	/s/ SALLY WALLER

SCHEDULE 1
Forms Of Temporary Global Note

PART A - ANZBGL TEMPORARY GLOBAL NOTE

[(*) The following legend will appear on the face of each Temporary Global Note which is exchangeable for Bearer Notes in definitive form according to the relevant Final Terms:]

[NO OFFSHORE ASSOCIATE OF THE ISSUER (AS DEFINED BELOW), RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THROUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS NOTE OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS NOTE (OTHER THAN AN OFFSHORE ASSOCIATE WHO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER, MANAGER OR UNDERWRITER IN RELATION TO THE PLACEMENT OF THE NOTE, INTEREST OR RIGHT, OR A CLEARING HOUSE, CUSTODIAN, FUNDS MANAGER OR RESPONSIBLE ENTITY OF A REGISTERED SCHEME WITHIN THE MEANING OF THE CORPORATIONS ACT 2001 OF AUSTRALIA).

“OFFSHORE ASSOCIATE” MEANS AN ASSOCIATE (AS DEFINED IN SECTION 128F OF THE INCOME TAX ASSESSMENT ACT 1936 (THE “TAX ACT”, WHICH TERM INCLUDES ANY SUCCESSOR LEGISLATION)) OF THE ISSUER THAT IS EITHER A NON-RESIDENT OF THE COMMONWEALTH OF AUSTRALIA WHICH DOES NOT ACQUIRE THE NOTES IN CARRYING ON A BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT IN AUSTRALIA OR, ALTERNATIVELY, A RESIDENT OF AUSTRALIA THAT ACQUIRES THE NOTES IN CARRYING ON BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT OUTSIDE OF AUSTRALIA.

EACH PERSON WHO SO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOUR OF THE ISSUER THAT THE PERSON IS NOT AN OFFSHORE ASSOCIATE, RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THROUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA.

ANY OFFSHORE ASSOCIATE, RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THROUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA WHO SO ACQUIRES THIS NOTE OR ANY INTEREST OR RIGHT IN RESPECT OF THIS NOTE MAY BE SUBJECT TO AUSTRALIAN TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER ON ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THIS NOTE.]

[(*) The following legend will appear on the face of each Temporary Global Note other than any Temporary Global Note which is exchangeable for Bearer Notes in definitive form according to the relevant Final Terms:]

[NO OFFSHORE ASSOCIATE OF THE ISSUER (AS DEFINED BELOW) MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS NOTE OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS NOTE (OTHER THAN AN OFFSHORE ASSOCIATE WHO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER, MANAGER OR UNDERWRITER IN RELATION TO THE PLACEMENT OF THE NOTE, INTEREST OR RIGHT, OR A CLEARING HOUSE, CUSTODIAN, FUNDS MANAGER OR RESPONSIBLE ENTITY OF A REGISTERED SCHEME WITHIN THE MEANING OF THE CORPORATIONS ACT 2001 OF AUSTRALIA).

“OFFSHORE ASSOCIATE” MEANS AN ASSOCIATE (AS DEFINED IN SECTION 128F OF THE INCOME TAX ASSESSMENT ACT 1936 (THE “TAX ACT”, WHICH TERM INCLUDES ANY SUCCESSOR LEGISLATION)) OF THE ISSUER THAT IS EITHER A NON-RESIDENT OF THE COMMONWEALTH OF AUSTRALIA WHICH DOES NOT ACQUIRE THE NOTES IN CARRYING ON A BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT IN AUSTRALIA OR, ALTERNATIVELY, A RESIDENT OF AUSTRALIA THAT ACQUIRES THE NOTES IN CARRYING ON BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT OUTSIDE OF AUSTRALIA.

EACH PERSON WHO SO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOUR OF THE ISSUER THAT THE PERSON IS NOT AN OFFSHORE ASSOCIATE.

ANY OFFSHORE ASSOCIATE WHO SO ACQUIRES THIS NOTE OR ANY INTEREST OR RIGHT IN RESPECT OF THIS NOTE MAY BE SUBJECT TO AUSTRALIAN TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER IN RESPECT OF ANY AMOUNT DEDUCTED BY THE ISSUER ON ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THE NOTE.]

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](1)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
(Australian Business Number 11 005 357 522)

Euro Medium Term Note Programme
Series No.  [        ]
[Title of Issue]

(1)           This legend can be deleted if the Notes have an initial maturity of 365 days or less.

TEMPORARY GLOBAL NOTE
Temporary Global Note No. [     ]

This Temporary Global Note is issued in respect of the Notes (the “Notes”) of the Tranche and Series specified in Appendix 3 hereto of AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (the “Issuer”).

Interpretation and Definition

References in this Temporary Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 6 to the Amended and Restated Agency Agreement dated 25 September 2006 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Agency Agreement”) between, among others, the Issuer, Deutsche Bank AG, London Branch as Fiscal Agent and the other Agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Temporary Global Note (including the supplemental definitions and any modifications or additions set out in Appendix 3 hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Temporary Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.  Unless Appendix 3 hereto specifies that the applicable TEFRA exemption is either “C Rules” or “not applicable”, this Temporary Global Note is a “D Rules Note”.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this Temporary Global Note shall be an amount equal to the aggregate nominal amount of the Notes as shall be shown by the latest entry in the fourth column of Appendix 1 hereto, which shall be completed by or on behalf of the Fiscal Agent upon (i) the issue of Notes represented hereby, (ii) the exchange of the whole or a part of this Temporary Global Note for a corresponding interest in a Permanent Global Note or, as the case may be, for Definitive Notes, (iii) the redemption or purchase and cancellation of Notes represented hereby, (iv) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes and/or (v) the exchange of interests in this Temporary Global Note for direct enforcement rights, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this Temporary Global Note, upon presentation and (when no further payment is due in respect of this Temporary Global Note) surrender of this Temporary Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount in respect of the aggregate nominal amount of Notes represented by this Temporary Global Note and (unless this Temporary Global Note does not bear interest) to pay interest in respect of such aggregate nominal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

On or after the Exchange Date, the outstanding nominal amount of this Temporary Global Note may be exchanged for a Permanent Global Note or Definitive Notes in accordance with the next paragraph.

Subject as provided in the Conditions applicable to Partly-paid Notes, on or after the first day following the expiry of 40 days after the Issue Date (the “Exchange Date”), this Temporary Global Note may be exchanged (free of charge to the holder) in whole or (in the case of a D Rules Note only) from time to time in part by its presentation and, on exchange in full, surrender to or to the order of the Fiscal Agent for interests in a Permanent Global Note or, if so specified in Appendix 3 hereto, for Definitive Notes in an aggregate nominal amount equal to the nominal amount of this Temporary Global Note submitted for exchange;  provided that, in the case of any part of a D Rules Note submitted for exchange for a Permanent Global Note or Definitive Notes, there shall have been Certification with respect to such nominal amount submitted for such exchange dated no earlier than the Exchange Date.

“Certification” means the presentation to the Fiscal Agent of a certificate or certificates with respect to one or more interests in this Temporary Global Note, signed by Euroclear or Clearstream, Luxembourg, substantially to the effect set out in Schedule 14 to the Agency Agreement with respect thereto and that no contrary advice as to the contents thereof has been received by Euroclear or Clearstream, Luxembourg, as the case may be.

Upon the whole or a part of this Temporary Global Note being exchanged for a Permanent Global Note, such Permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes.

The Definitive Notes for which this Temporary Global Note or a Permanent Global Note may be exchangeable shall be duly executed and authenticated and shall have attached to them all Coupons (and, where appropriate, Talon) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this Temporary Global Note or the Permanent Global Note, as the case may be, shall be security printed in accordance with applicable legal, listing authority, exchange and/or quotation system requirements and shall be substantially in the form set out in Schedule 4 to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of Appendix 3 hereto.

On exchange in full and surrender of this Temporary Global Note for Definitive Notes, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.  On any exchange of a part of this Temporary Global Note for an equivalent interest in a Permanent Global Note, or for Definitive Notes, the portion of the nominal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this Temporary Global Note (or part of this Temporary Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this Temporary Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons, Receipts or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this Temporary Global Note for Definitive Notes, this Temporary Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this Temporary Global Note is subject to the Conditions and, until the whole of this Temporary Global Note is exchanged for equivalent interests in a Permanent Global Note, or for Definitive Notes, as the case may be, the holder of this Temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Permanent Global Note (or the relevant part of it) or the Definitive Notes, as the case may be, for which it may be exchanged as if such Permanent Global Note or Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this Temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this Temporary Global Note for exchange, delivery of (or, in the case of a subsequent exchange, due endorsement of) a Permanent Global Note or Definitive Notes, as the case may be, is improperly withheld or refused by or on behalf of the Issuer.

Payments due in respect of a D Rules Note before the Exchange Date shall only be made in relation to such nominal amount of this Temporary Global Note with respect to which there shall have been Certification dated no earlier than such due date for payment.

Any payments that are made in respect of this Temporary Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions.  If any payment in full of principal is made in respect of any Note represented by this Temporary Global Note, the portion of this Temporary Global Note representing such Note shall be cancelled and the amount so cancelled shall be endorsed by or on behalf of the Fiscal Agent in Appendix 1 hereto (such endorsement being prima facie evidence that the payment in question has been made) whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.  If any other payments are made in respect of the Notes represented by this Temporary Global Note, a record of each such payment shall be endorsed by or on behalf of the Fiscal Agent on an additional schedule hereto (such endorsement being prima facie evidence that the payment in question has been made).

Cancellation

Cancellation of any Note represented by this Temporary Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the nominal amount of this Temporary Global Note representing such Note on its presentation to or to the order of the Fiscal Agent for endorsement in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Events of Default

If the Notes represented by this Temporary Global Note are Unsubordinated Notes, the holder hereof may from time to time exercise the right to declare the Unsubordinated Notes represented by this Temporary Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of the Unsubordinated Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.  If the Notes represented by this Temporary Global Note are Subordinated Notes, following the occurrence of an Event of Default in paragraph (ii) of Condition 10(b) which is continuing, the holder hereof may only (subject to Condition 3(b)), in order to enforce the obligations of the Issuer under the Subordinated Notes represented by this Temporary Global Note: (i) notwithstanding the provisions of (ii) below, institute proceedings in the State of Victoria, Commonwealth of Australia (but not elsewhere) for the winding up of the Issuer (all subject to, and in accordance with, the subordination terms of Condition 11); or (ii) institute proceedings for recovery of money then due, provided that the Issuer will not, by virtue of the institution of any such proceedings (other than proceedings for the winding up of the Issuer) be obliged to pay any sums representing principal or interest in respect of the Subordinated Notes represented by this Temporary Global Note sooner than the same would otherwise have been payable by it.  If the Notes represented by this Temporary Global Note are Subordinated Notes (subject to Condition 3(b)), no remedy against the Issuer, other than those referred to in (i) and (ii) above, shall be available to the holder hereof, whether for the recovery of amounts owing in respect of the Subordinated Notes represented by this Temporary Global Note or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Subordinated Notes represented by this Temporary Global Note.

If the principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this Temporary Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Deed of Covenant executed by the Issuer as of 3 October 2005 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Deed of Covenant”) (a copy of which is available for inspection at the specified office of the Fiscal Agent and which the Issuer acknowledges to apply to the Notes represented by this Temporary Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this Temporary Global Note to or to the order of the Fiscal Agent for reduction of the nominal amount of Notes represented by this Temporary Global Note by such amount as may be stated in such notice by endorsement in Appendix 1 hereto and a corresponding endorsement in Appendix 2 hereto of such nominal amount of Notes formerly represented hereby as the nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant.  Upon each such notice being given, this Temporary Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.

No such election may however be made on or before the Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this Temporary Global Note may be given by their being delivered (so long as this Temporary Global Note is held on behalf of Euroclear and Clearstream, Luxembourg or any other clearing system) to Euroclear and/or Clearstream, Luxembourg and/or such other clearing system, as the case may be, or otherwise to the holder of this Temporary Global Note, rather than by publication as required by the Conditions, and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Conditions on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system.

No provision of this Temporary Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

Contracts (Rights of Third Parties) Act 1999

The Conditions do not confer a right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Temporary Global Note, but this does not affect any rights or remedy which exist apart from that Act.

This Temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This Temporary Global Note shall be governed by and construed in accordance with, English law, save that where the Notes represented by this Temporary Global Note are Subordinated Notes the subordination provisions thereof shall be governed in accordance with the laws of the State of Victoria and the Commonwealth of Australia.

IN WITNESS whereof the Issuer has caused this Temporary Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:

By:

Certificate of Authentication

This Temporary Global Note is authenticated

without recourse, warranty or liability

by or on behalf of the Fiscal Agent

DEUTSCHE BANK AG, LONDON BRANCH
as Fiscal Agent

By:
Authorised Signatory
For the purposes of authentication only

By:
Authorised Signatory
For the purposes of authentication only

APPENDIX 1

NOMINAL AMOUNT OF NOTES REPRESENTED BY THIS TEMPORARY GLOBAL NOTE

The following (i) issue of Notes initially represented by this Temporary Global Note, (ii) exchanges of the whole or a part of this Temporary Global Note for interests in a Permanent Global Note, for Definitive Notes or for Direct Rights under the Deed of Covenant and/or (iii) cancellations or forfeitures of interests in this Temporary Global Note have been made, resulting in the nominal amount of this Temporary Global Note specified in the latest entry in the fourth column below:

Date	Amount of decrease in nominal amount of this Temporary Global Note	Reason for decrease in nominal amount of this Temporary Global Note (exchange, cancellation or forfeiture)	Nominal amount of this Temporary Global Note on issue or following such decrease	Notation made by or on behalf of the Fiscal Agent

Issue Date	Not applicable	Not applicable

APPENDIX 2

DIRECT RIGHTS

The nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:

Date	Amount of decrease in nominal amount of Notes in respect of which Direct Rights have arisen	Initial nominal amount and nominal amount following such increase	Notation by or on behalf of the Fiscal Agent (other than in respect of initial nominal amount)

Issue Date	Not applicable	Zero	Not applicable

APPENDIX 3

FINAL TERMS

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Global Notes as Appendix 3]

PART B - ANZNBL TEMPORARY GLOBAL NOTE

THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

[ANY UNITED STATED PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](2)

ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme
Series No. [     ]
[Title of Issue]

TEMPORARY GLOBAL NOTE
Temporary Global Note No. [   ]

This Temporary Global Note is issued in respect of the Notes (the “Notes”) of the Tranche and Series specified in Appendix 3 hereto of ANZ National Bank Limited (the “Issuer”).

Interpretation and Definition

References in this Temporary Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 6 to the Amended and Restated Agency Agreement dated 25 September 2006 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Agency Agreement”) between, among others, the Issuer, Deutsche Bank AG, London Branch as Fiscal Agent and the other Agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Temporary Global Note (including the supplemental definitions and any modifications or additions set out in Appendix 3 hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Temporary Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.  Unless Appendix 3 hereto specifies that the applicable TEFRA exemption is either “C Rules” or “not applicable”, this Temporary Global Note is a “D Rules Note”.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this Temporary Global Note shall be an amount equal to the aggregate nominal amount of the Notes as shall be shown by the latest entry in the fourth column of Appendix 1 hereto, which shall be completed by or on behalf of the Fiscal Agent upon (i) the issue of Notes represented hereby, (ii) the exchange of the whole or a part of this Temporary Global Note for a corresponding interest in a Permanent

(2)          This legend can be deleted if the Notes have an initial maturity of 365 days or less.

Global Note or, as the case may be, for Definitive Notes, (iii) the redemption or purchase and cancellation of Notes represented hereby, (iv) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes and/or (v) the exchange of interests in this Temporary Global Note for direct enforcement rights, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this Temporary Global Note, upon presentation and (when no further payment is due in respect of this Temporary Global Note) surrender of this Temporary Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount in respect of the aggregate nominal amount of Notes represented by this Temporary Global Note and (unless this Temporary Global Note does not bear interest) to pay interest in respect of such aggregate nominal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amount and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

On or after the Exchange Date, the outstanding nominal amount of this Temporary Global Note may be exchanged for a Permanent Global Note or Definitive Notes in accordance with the next paragraph.

Subject as provided in the Conditions applicable to Partly-paid Notes, on or after the first day following the expiry of 40 days after the Issue Date (the “Exchange Date”), this Temporary Global Note may be exchanged (free of charge to the holder) in whole or (in the case of a D Rules Note only) from time to time in part by its presentation and, on exchange in full, surrender to or to the order of the Fiscal Agent for interests in a Permanent Global Note or, if so specified in Appendix 3 hereto, for Definitive Notes in an aggregate nominal amount equal to the nominal amount of this Temporary Global Note submitted for exchange; provided that, in the case of any part of a D Rules Note submitted for exchange for a Permanent Global Note or Definitive Notes, there shall have been Certification with respect to such nominal amount submitted for such exchange dated no earlier than the Exchange Date.

“Certification” means the presentation to the Fiscal Agent of a certificate or certificates with respect to one or more interests in this Temporary Global Note, signed by Euroclear or Clearstream, Luxembourg, substantially to the effect set out in Schedule 14 to the Agency Agreement with respect thereto and that no contrary advice as to the contents thereof has been received by Euroclear or Clearstream, Luxembourg, as the case may be.

Upon the whole or a part of this Temporary Global Note being exchanged for a Permanent Global Note, such Permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes.

The Definitive Notes for which this Temporary Global Note or a Permanent Global Note may be exchangeable shall be duly executed and authenticated and shall have attached to them all Coupons (and, where appropriate, Talon) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this Temporary Global Note or the Permanent Global Note, as the case may be, shall be security printed in accordance with applicable legal, listing authority, exchange and/or quotation systems requirements and shall be substantially in the form set out in Schedule 4 to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of Appendix 3 hereto.

On exchange in full and surrender of this Temporary Global Note for Definitive Notes, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.  On any exchange of a part of this Temporary Global Note for an equivalent interest in a Permanent Global Note, or for Definitive Notes, the portion of the nominal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this Temporary Global Note (or part of this Temporary Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this Temporary Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons, Receipts or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this Temporary Global Note for Definitive Notes, this Temporary Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this Temporary Global Note is subject to the Conditions and, until the whole of this Temporary Global Note is exchanged for equivalent interests in a Permanent Global Note, or for Definitive Notes, as the case may be, the holder of this Temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Permanent Global Note (or the relevant part of it) or the Definitive Notes, as the case may be, for which it may be exchanged as if such Permanent Global Note or Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this Temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this Temporary Global Note for exchange, delivery of (or, in the case of a subsequent exchange, due endorsement of) a Permanent Global Note or Definitive Notes, as the case may be, is improperly withheld or refused by or on behalf of the Issuer.

Payments due in respect of a D Rules Note before the Exchange Date shall only be made in relation to such nominal amount of this Temporary Global Note with respect to which there shall have been Certification dated no earlier than such due date for payment.

Any payments that are made in respect of this Temporary Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions.  If any payment in full of principal is made in respect of any Note represented by this Temporary Global Note, the portion of this Temporary Global Note representing such Note shall be cancelled and the amount so cancelled shall be endorsed by or on behalf of the Fiscal Agent in Appendix 1 hereto (such endorsement being prima facie evidence that the payment in question has been made) whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.  If any other payments are made in respect of the Notes represented by this Temporary Global Note, a record of each such payment shall be endorsed by or on behalf of the Fiscal Agent on an additional schedule hereto (such endorsement being prima facie evidence that the payment in question has been made).

Cancellation

Cancellation of any Note represented by this Temporary Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the nominal amount of this Temporary Global Note representing such Note on its presentation to or to the order of the Fiscal Agent for endorsement in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Event of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this Temporary Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If the principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this Temporary Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Deed of Covenant executed by the Issuer as of 3 October 2005 (as supplemented and/or amended and/or restated as at the Issue Date, the “Deed of Covenant”) (a copy of which is available for inspection at the specified office of the Fiscal Agent and which the Issuer acknowledges to apply to the Notes represented by this Temporary Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this Temporary Global Note to or to the order of the Fiscal Agent for reduction of the nominal amount of Notes represented by this Temporary Global Note by such amount as may be stated in such notice by endorsement in Appendix 1 hereto and a corresponding endorsement in Appendix 2 hereto of such nominal amount of Notes formerly represented hereby as the nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant.  Upon each such notice being given, this Temporary Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.  Save as provided in this paragraph and in the Deed of Covenant and subject to the terms thereof, no term of this Temporary Global Note may be enforceable by any person other than the holder.

No such election may however be made on or before the Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this Temporary Global Note may be given by their being delivered (so long as this Temporary Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg and/or any other clearing system) to Euroclear and/or Clearstream, Luxembourg and/or such other clearing system, as the case may be, or otherwise to the holder of this Temporary Global Note, rather than by publication as required by the Conditions and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Conditions on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system.

No provision of this Temporary Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

Contract (Rights of Third Parties) Act 1999

The Conditions do not confer a right under the Contracts (Right of Third Parties) Act 1999 to enforce any term of this Temporary Global Note, but this does not affect any rights or remedy which exist apart from that Act.

This Temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This Temporary Global Note shall be governed by and construed in accordance with English law.

IN WITNESS whereof the Issuer has caused this Temporary Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

ANZ NATIONAL BANK LIMITED

By:

By:

Certificate of Authentication

This Temporary Global Note is authenticated
without recourse, warranty or liability
by or on behalf of the Fiscal Agent

DEUTSCHE BANK AG, LONDON BRANCH

as Fiscal Agent

By:
Authorised Signatory
For the purposes of authentication only

By:
Authorised Signatory
For the purposes of authentication only

APPENDIX 1

NOMINAL AMOUNT OF NOTES REPRESENTED BY THIS TEMPORARY GLOBAL NOTE

The following (i) issue of Notes initially represented by this Temporary Global Note, (ii) exchanges of the whole or a part of this Temporary Global Note for interests in a Permanent Global Note, for Definitive Notes or for Direct Rights under the Deed of Covenant and/or (iii) cancellations or forfeitures of interests in this Temporary Global Note have been made, resulting in the nominal amount of this Temporary Global Note specified in the latest entry in the fourth column below:

Date	Amount of decrease in nominal amount of this Temporary Global Note	Reason for decrease in nominal amount of this Temporary Global Note (exchange, cancellation or forfeiture)	Nominal amount of this Temporary Global Note on issue or following such decrease	Notation made by or on behalf of the Fiscal Agent

Issue Date	Not applicable	Not applicable

APPENDIX 2

DIRECT RIGHTS

The nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:

Date	Amount of decrease in nominal amount of Notes in respect of which Direct Rights have arisen	Initial nominal amount and nominal amount following such increase	Notation by or on behalf of the Fiscal Agent (other than in respect of initial nominal amount)

Issue Date	Not applicable	Zero	Not applicable

APPENDIX 3

FINAL TERMS

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Global Notes as Appendix 3]

PART C - ANZNIL TEMPORARY GLOBAL NOTE

THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

[ANY UNITED STATED PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](3)

ANZ NATIONAL (INT’L) LIMITED

Euro Medium Term Note Programme
Series No. [     ]
[Title of Issue]

Guaranteed by
ANZ NATIONAL BANK LIMITED

TEMPORARY GLOBAL NOTE
Temporary Global Note No. [   ]

This Temporary Global Note is issued in respect of the Notes (the “Notes”) of the Tranche and Series specified in Appendix 3 hereto of ANZ National (Int’l) Limited (the “Issuer”) and has the benefit of a guarantee of ANZ National Bank Limited (the “Guarantor”) contained in a deed of guarantee dated 3 October 2005.

Interpretation and Definition

References in this Temporary Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 6 to the Amended and Restated Agency Agreement dated 25 September 2006 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Agency Agreement”) between, among others, the Issuer, the Guarantor, Deutsche Bank AG, London Branch as Fiscal Agent and the other Agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Temporary Global Note (including the supplemental definitions and any modifications or additions set out in Appendix 3 hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Temporary Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.  Unless Appendix 3 hereto specifies that the applicable TEFRA exemption is either “C Rules” or “not applicable”, this Temporary Global Note is a “D Rules Note”.

(3)          This legend can be deleted if the Notes have an initial maturity of 365 days or less.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this Temporary Global Note shall be an amount equal to the aggregate nominal amount of the Notes as shall be shown by the latest entry in the fourth column of Appendix 1 hereto, which shall be completed by or on behalf of the Fiscal Agent upon (i) the issue of Notes represented hereby, (ii) the exchange of the whole or a part of this Temporary Global Note for a corresponding interest in a Permanent Global Note or, as the case may be, for Definitive Notes, (iii) the redemption or purchase and cancellation of Notes represented hereby, (iv) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes and/or (v) the exchange of interests in this Temporary Global Note for direct enforcement rights, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this Temporary Global Note, upon presentation and (when no further payment is due in respect of this Temporary Global Note) surrender of this Temporary Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount in respect of the aggregate nominal amount of Notes represented by this Temporary Global Note and (unless this Temporary Global Note does not bear interest) to pay interest in respect of such aggregate nominal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amount and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

On or after the Exchange Date, the outstanding nominal amount of this Temporary Global Note may be exchanged for a Permanent Global Note or Definitive Notes in accordance with the next paragraph.

Subject as provided in the Conditions applicable to Partly-paid Notes, on or after the first day following the expiry of 40 days after the Issue Date (the “Exchange Date”), this Temporary Global Note may be exchanged (free of charge to the holder) in whole or (in the case of a D Rules Note only) from time to time in part by its presentation and, on exchange in full, surrender to or to the order of the Fiscal Agent for interests in a Permanent Global Note or, if so specified in Appendix 3 hereto, for Definitive Notes in an aggregate nominal amount equal to the nominal amount of this Temporary Global Note submitted for exchange; provided that, in the case of any part of a D Rules Note submitted for exchange for a Permanent Global Note or Definitive Notes, there shall have been Certification with respect to such nominal amount submitted for such exchange dated no earlier than the Exchange Date.

“Certification” means the presentation to the Fiscal Agent of a certificate or certificates with respect to one or more interests in this Temporary Global Note, signed by Euroclear or Clearstream, Luxembourg, substantially to the effect set out in Schedule 14 to the Agency

Agreement with respect thereto and that no contrary advice as to the contents thereof has been received by Euroclear or Clearstream, Luxembourg, as the case may be.

Upon the whole or a part of this Temporary Global Note being exchanged for a Permanent Global Note, such Permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes.

The Definitive Notes for which this Temporary Global Note or a Permanent Global Note may be exchangeable shall be duly executed and authenticated and shall have attached to them all Coupons (and, where appropriate, Talon) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this Temporary Global Note or the Permanent Global Note, as the case may be, shall be security printed in accordance with applicable legal, listing authority, exchange and/or quotation systems requirements and shall be substantially in the form set out in Schedule 4 to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of Appendix 3 hereto.

On exchange in full and surrender of this Temporary Global Note for Definitive Notes, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.  On any exchange of a part of this Temporary Global Note for an equivalent interest in a Permanent Global Note, or for Definitive Notes, the portion of the nominal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this Temporary Global Note (or part of this Temporary Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this Temporary Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons, Receipts or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this Temporary Global Note for Definitive Notes, this Temporary Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this Temporary Global Note is subject to the Conditions and, until the whole of this Temporary Global Note is exchanged for equivalent interests in a Permanent Global Note, or for Definitive Notes, as the case may be, the holder of this Temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Permanent Global Note (or the relevant part of it) or the Definitive Notes, as the case may be, for which it may be exchanged as if such Permanent Global Note or Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this Temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this Temporary Global Note for exchange, delivery of (or, in the case of a subsequent exchange, due endorsement of) a Permanent Global Note or Definitive Notes, as the case may be, is improperly withheld or refused by or on behalf of the Issuer.

Payments due in respect of a D Rules Note before the Exchange Date shall only be made in relation to such nominal amount of this Temporary Global Note with respect to which there shall have been Certification dated no earlier than such due date for payment.

Any payments that are made in respect of this Temporary Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions.  If any payment in full of principal is made in respect of any Note represented by this Temporary Global Note, the portion of this Temporary Global Note representing such Note shall be cancelled and the amount so cancelled shall be endorsed by or on behalf of the Fiscal Agent in Appendix 1 hereto (such endorsement being prima facie evidence that the payment in question has been made) whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.  If any other payments are made in respect of the Notes represented by this Temporary Global Note, a record of each such payment shall be endorsed by or on behalf of the Fiscal Agent on an additional schedule hereto (such endorsement being prima facie evidence that the payment in question has been made).

Cancellation

Cancellation of any Note represented by this Temporary Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the nominal amount of this Temporary Global Note representing such Note on its presentation to or to the order of the Fiscal Agent for endorsement in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Event of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this Temporary Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If the principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this Temporary Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Deed of Covenant executed by the Issuer as of 3 October 2005 (as supplemented and/or amended and/or restated as at the Issue Date, the “Deed of Covenant”) (a copy of which is available for inspection at the specified office of the

Fiscal Agent and which the Issuer acknowledges to apply to the Notes represented by this Temporary Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this Temporary Global Note to or to the order of the Fiscal Agent for reduction of the nominal amount of Notes represented by this Temporary Global Note by such amount as may be stated in such notice by endorsement in Appendix 1 hereto and a corresponding endorsement in Appendix 2 hereto of such nominal amount of Notes formerly represented hereby as the nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant.  Upon each such notice being given, this Temporary Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.  Save as provided in this paragraph and in the Deed of Covenant and subject to the terms thereof, no term of this Temporary Global Note may be enforceable by any person other than the holder.

No such election may however be made on or before the Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this Temporary Global Note may be given by their being delivered (so long as this Temporary Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg and/or any other clearing system) to Euroclear and/or Clearstream, Luxembourg and/or such other clearing system, as the case may be, or otherwise to the holder of this Temporary Global Note, rather than by publication as required by the Conditions and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Conditions on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system.

No provision of this Temporary Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

Contract (Rights of Third Parties) Act 1999

The Conditions do not confer a right under the Contracts (Right of Third Parties) Act 1999 to enforce any term of this Temporary Global Note, but this does not affect any rights or remedy which exist apart from that Act.

This Temporary Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This Temporary Global Note shall be governed by and construed in accordance with English law.

IN WITNESS whereof the Issuer has caused this Temporary Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

ANZ NATIONAL (INT’L) LIMITED

By:

By:

Certificate of Authentication

This Temporary Global Note is authenticated
without recourse, warranty or liability
by or on behalf of the Fiscal Agent

DEUTSCHE BANK AG, LONDON BRANCH

as Fiscal Agent

By:
Authorised Signatory
For the purposes of authentication only

By:
Authorised Signatory
For the purposes of authentication only

APPENDIX 1

NOMINAL AMOUNT OF NOTES REPRESENTED BY THIS TEMPORARY GLOBAL NOTE

The following (i) issue of Notes initially represented by this Temporary Global Note, (ii) exchanges of the whole or a part of this Temporary Global Note for interests in a Permanent Global Note, for Definitive Notes or for Direct Rights under the Deed of Covenant and/or (iii) cancellations or forfeitures of interests in this Temporary Global Note have been made, resulting in the nominal amount of this Temporary Global Note specified in the latest entry in the fourth column below:

Date	Amount of decrease in nominal amount of this Temporary Global Note	Reason for decrease in nominal amount of this Temporary Global Note (exchange, cancellation or forfeiture)	Nominal amount of this Temporary Global Note on issue or following such decrease	Notation made by or on behalf of the Fiscal Agent

Issue Date	Not applicable	Not applicable

APPENDIX 2

DIRECT RIGHTS

The nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:

Date	Amount of decrease in nominal amount of Notes in respect of which Direct Rights have arisen	Initial nominal amount and nominal amount following such increase	Notation by or on behalf of the Fiscal Agent (other than in respect of initial nominal amount)

Issue Date	Not applicable	Zero	Not applicable

APPENDIX 3

FINAL TERMS

SCHEDULE 2
FORMS OF PERMANENT GLOBAL NOTE

PART A - ANZBGL PERMANENT GLOBAL NOTE

NO OFFSHORE ASSOCIATE OF THE ISSUER (AS DEFINED BELOW) MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS NOTE OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS NOTE (OTHER THAN AN OFFSHORE ASSOCIATE WHO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER, MANAGER OR UNDERWRITER IN RELATION TO THE PLACEMENT OF THE NOTE, INTEREST OR RIGHT, OR A CLEARING HOUSE, CUSTODIAN, FUNDS MANAGER OR RESPONSIBLE ENTITY OF A REGISTERED SCHEME WITHIN THE MEANING OF THE CORPORATIONS ACT 2001 OF AUSTRALIA).

“OFFSHORE ASSOCIATE” MEANS AN ASSOCIATE (AS DEFINED IN SECTION 128F OF THE INCOME TAX ASSESSMENT ACT 1936 (THE “TAX ACT”, WHICH TERM INCLUDES ANY SUCCESSOR LEGISLATION)) OF THE ISSUER THAT IS EITHER A NON-RESIDENT OF THE COMMONWEALTH OF AUSTRALIA WHICH DOES NOT ACQUIRE THE NOTES IN CARRYING ON A BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT IN AUSTRALIA OR, ALTERNATIVELY, A RESIDENT OF AUSTRALIA THAT ACQUIRES THE NOTES IN CARRYING ON BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT OUTSIDE OF AUSTRALIA.

EACH PERSON WHO SO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOUR OF THE ISSUER THAT THE PERSON IS NOT AN OFFSHORE ASSOCIATE.

ANY OFFSHORE ASSOCIATE WHO SO ACQUIRES THIS NOTE OR ANY INTEREST OR RIGHT IN RESPECT OF THIS NOTE MAY BE SUBJECT TO AUSTRALIAN TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER IN RESPECT OF ANY AMOUNT DEDUCTED BY THE ISSUER ON ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THE NOTE.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](4)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
(Australian Business Number 11 005 357 522)

(4)          This legend can be deleted if the Notes have an initial maturity of 365 days or less.

Euro Medium Term Note Programme
Series No. [     ]
[Title of issue]

PERMANENT GLOBAL NOTE
Permanent Global Note No. [       ]

This Permanent Global Note is issued in respect of the Notes (the “Notes”) of the Tranche(s) and Series specified in Appendix 4 hereto of AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (the “Issuer”).

Interpretation and Definitions

References in this Permanent Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 6 to the Amended and Restated Agency Agreement dated 25 September 2006 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Agency Agreement”) between, among others, the Issuer, Deutsche Bank AG, London Branch as Fiscal Agent and the other Agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Permanent Global Note (including the supplemental definitions and any modifications or additions set out in Appendix 4 hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Permanent Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this Permanent Global Note shall be an amount equal to the aggregate nominal amount of the Notes as shall be shown by the latest entry in the fourth column of Appendix 1 hereto, which shall be completed by or on behalf of the Fiscal Agent upon (i) the exchange of the whole or a part of the Temporary Global Note initially representing the Notes for a corresponding interest herein (in the case of Notes represented by a Temporary Global Note upon issue), (ii) the issue of the Notes represented hereby (in the case of Notes represented by this Permanent Global Note upon issue), (iii) the exchange of the whole or, where the limited circumstances so permit, a part of this Permanent Global Note for Definitive Notes, (iv) the redemption or purchase and cancellation of Notes represented hereby, (v) in the case of Partly-paid Notes, the forfeiture of Notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes and/or (vi) the exchange of interests in this Permanent Global Note for direct enforcement rights, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this Permanent Global Note, upon presentation and (when no further payment is due in respect of this Permanent Global Note) surrender of this Permanent Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the aggregate nominal amount of Notes represented by this Permanent Global Note and (unless this Permanent

Global Note does not bear interest) to pay interest in respect of such aggregate nominal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

This Permanent Global Note is exchangeable (free of charge to the holder) on or after the Exchange Date in whole but not, except as provided in the next paragraph, in part for the Definitive Notes:

(a)                            unless principal in respect of any Notes is not paid when due, by the Issuer giving notice to the Fiscal Agent and the Noteholders of its intention to effect such exchange;

(b)                           if Appendix 4 hereto provides that this Permanent Global Note is exchangeable for Definitive Notes at the request of the holder, by such holder giving notice to the Fiscal Agent of its election for such exchange; or

(c)                            (1) if this Permanent Global Note is held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (2) upon or following any failure to pay principal in respect of any Notes when it is due and payable, by the holder giving notice to the Fiscal Agent of its election for such exchange.

This Permanent Global Note is exchangeable in part (provided, however, that if this Permanent Global Note is held by or on behalf of Euroclear, Clearstream, Luxembourg and/or an Alternative Clearing System, Euroclear, Clearstream, Luxembourg and/or such Alternative Clearing System, as the case may be, so permit) (i) upon or following any failure to pay principal in respect of any Notes when it is due and payable or (ii) if so provided, and in accordance with, the Conditions relating to Partly-paid Notes.

“Exchange Date” means a day falling not less than 60 days, or in the case of exchange following failure to pay principal in respect of any Notes when due 30 days, after that on which the notice requiring exchange is given and on which commercial banks are open for business in the city in which the specified office of the Fiscal Agent is located and, except, in the case of exchange pursuant to paragraph (c)(1) of “Exchange” above, in the cities in which Euroclear and Clearstream, Luxembourg or, if relevant, the Alternative Clearing System, are located.

Subject as provided in the Conditions applicable to Partly-paid Notes, any such exchange may be effected on or after the Exchange Date by the holder of this Permanent Global Note surrendering this Permanent Global Note or, in the case of a partial exchange, presenting it for endorsement to or to the order of the Fiscal Agent.  In exchange for this Permanent Global Note, or part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, duly executed and authenticated Definitive Notes in an aggregate nominal amount equal to the nominal amount of this Permanent Global Note submitted for exchange (if appropriate, having attached to them all Coupons (and, where appropriate, Talons) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this Permanent Global Note), security printed in accordance with any applicable legal, listing authority, exchange and/or quotation system requirements and substantially in the form set out in Schedule 4 to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of Appendix 4 hereto.

On exchange in full and surrender of this Permanent Global Note, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.  On any exchange of a part of this Permanent Global Note the portion of the nominal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this Permanent Global Note (or part of this Permanent Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this Permanent Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons, Receipts or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this Permanent Global Note for Definitive Notes, this Permanent Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this Permanent Global Note is subject to the Conditions and, until the whole of this Permanent Global Note is exchanged for Definitive Notes, the holder of this Permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this Permanent Global Note that falls due after the Exchange Date for such Notes, unless upon due presentation of this Permanent Global Note for exchange, delivery of Definitive Notes is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this Permanent Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions.  A record of each such payment shall be endorsed on Appendix 1 or 3 hereto, as appropriate, by the Fiscal Agent or by the relevant Paying Agent, for and on behalf of the Fiscal Agent, which endorsement shall (until the contrary is proved) be prima facie evidence that the payment in question has been made.

Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this Permanent Global Note shall become void unless it is presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) from the appropriate Relevant Date.

Meetings

The holder of this Permanent Global Note shall (unless this Permanent Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders and, at any such meeting, as having one vote in respect of each nominal amount of Notes equal to the minimum Specified Denomination of the Notes for which this Permanent Global Note may be exchanged.

Cancellation

Cancellation of any Note represented by this Permanent Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the nominal amount of this Permanent Global Note representing such Note on its presentation to or to the order of the Fiscal Agent for endorsement in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Purchase

Notes may only be purchased by the Issuer or any of its subsidiaries if they are purchased together with the right to receive all future payments of interest and Instalment Amounts (if any) thereon.

Issuer’s Options

Any option of the Issuer provided for in the Conditions shall be exercised by the Issuer giving notice to the Noteholders within the time limits set out in and containing the information required by the Conditions, except that the notice shall not be required to contain the serial numbers of Notes drawn in the case of a partial exercise of an option and accordingly no drawing of Notes shall be required.

Noteholders’ Options

Any option of the Noteholders provided for in the Conditions may be exercised by the holder of this Permanent Global Note giving notice to the Fiscal Agent within the time limits relating to the deposit of Notes with a Paying Agent set out in the Conditions substantially in the form of the notice available from any Paying Agent, except that the notice shall not be required to contain the certificate numbers of the Notes in respect of which the option has been exercised, and stating the nominal amount of Notes in respect of which the option is exercised and at the same time presenting this Permanent Global Note to the Fiscal Agent, or to a Paying Agent acting on behalf of the Fiscal Agent, for notation accordingly in Appendix 5 hereto.

Events of Default

If the Notes represented by this Permanent Global Note are Unsubordinated Notes, the holder hereof may from time to time exercise the right to declare the Unsubordinated Notes represented by this Permanent Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of the Unsubordinated Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.  If the Notes represented by this Permanent Global Note are Subordinated Notes, following the occurrence of an Event of Default in paragraph (ii) of Condition 10(b) which is continuing, the holder hereof may only, in order to enforce the obligations of the Issuer under the Subordinated Notes represented by this Permanent Global Note: (i) notwithstanding the provisions of (ii) below, institute proceedings in the State of Victoria, Commonwealth of Australia (but not elsewhere) for the winding up of the Issuer (all subject to, and in accordance with, the subordination terms of Condition 11); or (ii), institute proceedings for recovery of money then due, provided that the Issuer will not, by virtue of the institution of any such proceedings (other than proceedings for the winding up of the Issuer) be obliged to pay any sums representing principal or interest in respect of the Subordinated Notes represented by this Permanent Global Note sooner than the same would otherwise have been payable by it.  If the Notes represented by this Permanent Global Note are Subordinated Notes, no remedy against the Issuer, other than those referred to in (i) and (ii) above, shall be available to the holder hereof, whether for the recovery of amounts owing in respect of the Subordinated Notes represented by this Permanent Global Note or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Subordinated Notes represented by this Permanent Global Note.

If principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this Permanent Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Deed of Covenant executed by the Issuer as of 3 October 2005 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Deed of Covenant”) (a copy of which is available for inspection at the specified office of the Fiscal Agent and which the Issuer acknowledges to apply to the Notes represented by this Permanent Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this Permanent Global Note to or to the order of the Fiscal Agent for reduction of the nominal amount of Notes represented by this Permanent Global Note by such amount as may be stated in such notice by endorsement in Appendix 1 hereto and a corresponding endorsement in Appendix 2 hereto of such nominal amount of Notes formerly represented hereby as the nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant.  Upon each such notice being given, this Permanent Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.

No such election may however be made on or before an Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this Permanent Global Note may be given by their being delivered (so long as this Permanent Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg and/or any other clearing system) to Euroclear and/or Clearstream, Luxembourg and/or such other clearing system, as the case may be, or otherwise to the holder of this Permanent Global Note, rather than by publication as required by the Conditions and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Conditions on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system.

Negotiability

This Permanent Global Note is a bearer document and negotiable and accordingly:

(a)                            is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions;

(b)                           the holder of this Permanent Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of Redemption Amount, interest or otherwise payable in respect of this Permanent Global Note and the Issuer has waived against such holder and any previous holder of this Permanent Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this Global Note; and

(c)                            payment upon due presentation of this Permanent Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this Permanent Global Note.

No provisions of this Permanent Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

Contract (Rights of Third Parties) Act 1999

The Conditions do not confer a right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Permanent Global Note, but this does not affect any rights or remedy which exist apart from that Act.

This Permanent Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This Permanent Global Note shall be governed by and construed in accordance with, English law, save that where the Notes represented by this Permanent Global Note are Subordinated Notes the subordination provisions thereof shall be governed in accordance with the laws of the State of Victoria and the Commonwealth of Australia.

IN WITNESS whereof the Issuer has caused this Permanent Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:

By:

Certificate of Authentication

This Permanent Global Note is authenticated

without recourse, warranty or liability

by or on behalf of the Fiscal Agent

DEUTSCHE BANK AG, LONDON BRANCH

as Fiscal Agent

By:
Authorised Signatory
For the purposes of authentication only

By:
Authorised Signatory
For the purposes of authentication only

APPENDIX 1

NOMINAL AMOUNT OF NOTES REPRESENTED
BY THIS PERMANENT GLOBAL NOTE

The following (i) issues of Notes initially represented by this Permanent Global Note, (ii) exchanges of interests in a Temporary Global Note for interests in this Permanent Global Note, (iii) exchanges of the whole or a part of this Permanent Global Note for Definitive Notes or for Direct Rights under the Deed of Covenant, (iv) cancellations or forfeitures of interests in this Permanent Global Note and/or (v) payments of Redemption Amount in respect of this Permanent Global Note have been made, resulting in the nominal amount of this Permanent Global Note specified in the latest entry in the fourth column:

Date	Amount of increase/ decrease in nominal amount of this Permanent Global Note	Reason for increase/ decrease in nominal amount of this Permanent Global Note (initial issue, exchange, cancellation, forfeiture or payment, stating amount of payment made)	Nominal amount of this Permanent Global Note following such increase/ decrease	Notation made by or on behalf of the Fiscal Agent

APPENDIX 2

DIRECT RIGHTS

The nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:

Date	Amount of increase in nominal amount of Notes in respect of which Direct Rights have arisen	Initial nominal amount and nominal amount following such increase	Notation by or on behalf of the Fiscal Agent (other than in respect of initial nominal amount)

Issue Date	Not applicable	Zero	Not applicable

APPENDIX 3

PAYMENTS OF INTEREST

The following payments of interest or Interest Amount in respect of this Permanent Global Note have been made:

Due date of payment	Date of payment	Amount of interest	Notation made by or on behalf of the Fiscal Agent

APPENDIX 4

FINAL TERMS

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Global Notes as Appendix 4]

APPENDIX 5

EXERCISE OF NOTEHOLDERS’ OPTION

The following exercises of the option of the Noteholders provided for in the Conditions have been made in respect of the stated nominal amount of this Permanent Global Note:

Date of exercise	Nominal Amount of this Permanent Global Note in respect of which exercise is made	Date on which exercise of such option is effective	Notation made by or on behalf of the Fiscal Agent

PART B - ANZNBL PERMANENT GLOBAL NOTE

THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](5)

ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme
Series No [•]
[Title of Issue]

PERMANENT GLOBAL NOTE
Permanent Global Note No. [•]

This Permanent Global Note is issued in respect of the Notes (the “Notes”) of the Tranche(s) and Series specified in Appendix 4 hereto of ANZ National Bank Limited (the “Issuer”).

Interpretation and Definitions

References in this Permanent Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 6 to the Amended and Restated Agency Agreement dated 25 September 2006 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Agency Agreement”) between, among others, the Issuer, the Deutsche Bank AG, London Branch as Fiscal Agent and the other Agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Permanent Global Note (including the supplemental definitions and any modifications or additions set out in Appendix 4 hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Permanent Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this Permanent Global Note shall be an amount equal to the aggregate nominal amount of the Notes as shall be shown by the latest entry in the fourth column of Appendix 1 hereto, which shall be completed by or on behalf of the Fiscal Agent upon (i) the exchange of the whole or a part of the Temporary Global Note initially representing the Notes for a corresponding interest herein (in the case of Notes represented by a Temporary Global Note upon issue), (ii) the issue of the Notes represented hereby (in the case of Notes represented by this Permanent Global Note upon issue), (iii) the

(5)          This legend can be deleted if the Notes have an initial maturity of 365 days or less.

exchange of the whole or, where the limited circumstances so permit, a part of this Permanent Global Note for Definitive Notes, (iv) the redemption or purchase and cancellation of Notes represented hereby, (v) in the case of Partly-paid Notes, the forfeiture of notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes and/or (vi) the exchange of interests in this Permanent Global Note for direct enforcement rights, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this Permanent Global Note, upon presentation and (when no further payment is due in respect of this Permanent Global Note) surrender of this Permanent Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the aggregate nominal amount of Notes represented by this Permanent Global Note and (unless this Permanent Global Note does not bear interest) to pay interest in respect of such aggregate nominal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

This Permanent Global Note is exchangeable (free of charge to the holder) on or after the Exchange Date in whole but not, except as provided in the next paragraph, in part for the Definitive Notes:

(a)                            unless principal in respect of any Notes is not paid when due, by the Issuer giving notice to the Fiscal Agent and the Noteholders of its intention to effect such exchange;

(b)                           if Appendix 4 hereto provides that this Permanent Global Note is exchangeable for Definitive Notes at the request of the holder, by such holder giving notice to the Fiscal Agent of its election for such exchange; or

(c)                            (1) if this Permanent Global Note is held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (2) upon or following any failure to pay principal in respect of any Notes when it is due and payable, by the holder giving notice to the Fiscal Agent of its election for such exchange.

This Permanent Global Note is exchangeable in part (provided, however, that if this Permanent Global Note is held by or on behalf of Euroclear, Clearstream, Luxembourg and/or an Alternative Clearing System, Euroclear, Clearstream, Luxembourg and/or such Alternative Clearing System, as the case may be, so permit) (i) upon or following any failure to pay principal in respect of any Notes when it is due and payable or (ii) if so provided, and in accordance with, the Conditions relating to Partly-paid Notes.

“Exchange Date” means a day falling not less than 60 days, or in the case of exchange following failure to pay principal in respect of any Notes when due 30 days, after that on which the notice requiring exchange is given and on which commercial banks are open for business in the city in which the specified office of the Fiscal Agent is located and, except, in the case of exchange pursuant to paragraph (c)(1) of “Exchange” above, in the cities in which Euroclear and Clearstream, Luxembourg or, if relevant, the Alternative Clearing System, are located.

Subject as provided in the Conditions applicable to Partly-paid Notes, any such exchange may be effected on or after the Exchange Date by the holder of this Permanent Global Note surrendering this Permanent Global Note or, in the case of a partial exchange, presenting it for endorsement to or to the order of the Fiscal Agent.  In exchange for this Permanent Global Note, or part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, duly executed and authenticated Definitive Notes in an aggregate nominal amount equal to the nominal amount of this Permanent Global Note submitted for exchange (if appropriate, having attached to them all Coupons (and, where appropriate, Talons) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this Permanent Global Note), security printed in accordance with any applicable legal, listing authority, exchange and/or quotation system requirements and substantially in the form set out in Schedule 4 to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of Appendix 4 hereto.

On exchange in full and surrender of this Permanent Global Note, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.  On any exchange of a part of this Permanent Global Note the portion of the nominal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this Permanent Global Note (or part of this Permanent Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this Permanent Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons Receipts or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this Permanent Global Note for Definitive Notes, this Permanent Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this Permanent Global Note is subject to the Conditions and, until the whole of this Permanent Global Note is exchanged for Definitive Notes, the holder of this Permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this Permanent Global Note that falls due after the Exchange Date for such Notes, unless upon due presentation of this Permanent Global Note for exchange, delivery of Definitive Notes is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this Permanent Global Note shall be made to its holder against presentation and (if no further payment to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions.  A record of each such payment shall be endorsed on Appendix 1 or 3 hereto, as appropriate, by the Fiscal Agent or by the relevant Paying Agent, for and on behalf of the Fiscal Agent, which endorsement shall (until the contrary is proved) be prima facie evidence that the payment in question has been made.

Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this Permanent Global Note shall become void unless it is presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) from the appropriate Relevant Date.

Meetings

The holder of this Permanent Global Note shall (unless this Permanent Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders and, at any such meeting, as having one vote in respect of each nominal amount of Notes equal to the minimum Specified Denomination of the Notes for which this Permanent Global Note may be exchanged.

Cancellation

Cancellation of any Note represented by this Permanent Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the nominal amount of this Permanent Global Note representing such Note on its presentation to or to the order of the Fiscal Agent for endorsement in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Purchase

Notes may only be purchased by the Issuer or any of its subsidiaries if they are purchased together with the right to receive all future payments of interest and Instalment Amounts (if any) thereon.

Issuer’s Options

Any option of the Issuer provided for in the Conditions shall be exercised by the Issuer giving notice to the Noteholders within the time limits set out in and containing the information required by the Conditions, except that the notice shall not be required to contain the serial numbers of Notes drawn in the case of a partial exercise of an option and accordingly no drawing of Notes shall be required.

Noteholders’ Options

Any option of the Noteholders provided for in the Conditions may be exercised by the holder of this Permanent Global Note giving notice to the Fiscal Agent within the time limits relating to the deposit of Notes with a Paying Agent set out in the Conditions substantially in the form of the notice available from any Paying Agent, except that the notice shall not be required to contain the certificate numbers of the Notes in respect of which the option has been exercised, and stating the nominal amount of Notes in respect of which the option is exercised and at the same time presenting this Permanent Global Note to the Fiscal Agent, or to a Paying Agent acting on behalf of the Fiscal Agent, for notation accordingly in Appendix 5 hereto.

Events of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this Permanent Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this Permanent Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Deed of Covenant executed by the Issuer as of 3 October 2005 (as supplemented and/or amended and/or restated as at the Issue Date, the “Deed of Covenant”) (a copy of which is available for inspection at the specified office of the Fiscal Agent and which the Issuer acknowledges to apply to the Notes represented by this Permanent Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this Permanent Global Note to or to the order of the Fiscal Agent for reduction of the nominal amount of Notes represented by this Permanent Global Note by such amount as may be stated in such notice by endorsement in Appendix 1 hereto and a corresponding endorsement in Appendix 2 hereto of such nominal amount of Notes formerly represented hereby as the nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant.  Upon each such notice being given, this Permanent Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.  Save as provided in this paragraph and in the Deed of Covenant, and subject to the terms thereof, no term of this Permanent Global Note may be enforceable by any person other than the holder.

No such election may however be made on or before an Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this Permanent Global Note may be given by their being delivered (so long as this Permanent Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg and/or any other clearing system) to Euroclear and/or Clearstream, Luxembourg and/or such other clearing system, as the case may be, or otherwise to the holder of this Permanent Global Note, rather than by publication as required by the Conditions and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Conditions on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system.

Negotiability

This Permanent Global Note is a bearer document and negotiable and accordingly:

(a)                            is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions;

(b)                           the holder of this Permanent Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of Redemption Amount interest or otherwise payable in respect of this Permanent Global Note and the Issuer has waived against such holder and any previous holder of this Permanent Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this Global Note; and

(c)                            payment upon due presentation of this Permanent Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this Permanent Global Note.

No provisions of this Permanent Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

Contract (Rights of Third Parties) Act 1999

The Conditions do not confer a right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Permanent Global Note, but this does not affect any rights or remedy which exist apart from that Act.

This Permanent Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This Permanent Global Note shall be governed by and construed in accordance with English law.

IN WITNESS whereof the Issuer has caused this Permanent Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

ANZ NATIONAL BANK LIMITED

By:

By:

Certificate of Authentication

This Permanent Global Note is authenticated
without recourse, warranty or liability
by or on behalf of the Fiscal Agent

DEUTSCHE BANK AG, LONDON BRANCH
as Fiscal Agent

By:
Authorised Signatory
For the purposes of authentication only

By:
Authorised Signatory
For the purposes of authentication only

APPENDIX 1

NOMINAL AMOUNT OF NOTES REPRESENTED
BY THIS PERMANENT GLOBAL NOTE

The following (i) issues of Notes initially represented by this Permanent Global Note, (ii) exchanges of interests in a Temporary Global Note for interests in this Permanent Global Note, (iii) exchanges of the whole or a part of this Permanent Global Note for Definitive Notes or for Direct Rights under the Deed of Covenant, (iv) cancellations or forfeitures of interests in this Permanent Global Note and/or (v) payments of Redemption Amount in respect of this Permanent Global Note have been made, resulting in the nominal amount of this Permanent Global Note specified in the latest entry in the fourth column:

Date	Amount of increase/decrease in nominal amount of this Permanent Global Note	Reason for increase/decrease in nominal amount of this Permanent Global Note (initial issue, exchange, cancellation, forfeiture or payment, stating amount of payment made)	Nominal amount of this Permanent Global Note following such increase/decrease	Notation made by or on behalf of the Fiscal Agent

APPENDIX 2

DIRECT RIGHTS

The nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:

Date	Amount of increase in nominal amount of Notes in respect of which Direct Rights have arisen	Initial nominal amount and nominal amount following such increase	Notation by or on behalf of the Fiscal Agent (other than in respect of initial nominal amount)

Issue Date	Not applicable	Zero	Not applicable

APPENDIX 3

PAYMENTS OF INTEREST

The following payments of interest or Interest Amount in respect of this Permanent Global Note have been made:

Due date of payment	Date of payment	Amount of interest	Notation made by or on behalf of the Fiscal Agent

APPENDIX 4

FINAL TERMS

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Global Notes as Appendix 4]

APPENDIX 5

EXERCISE OF NOTEHOLDERS’ OPTION

The following exercises of the option of the Noteholders provided for in the Conditions have been made in respect of the stated nominal amount of this Permanent Global Note:

Date of exercise	Nominal amount of this Permanent Global note in respect of which exercise is made	Date on which exercise of such option is effective	Notation made by or on behalf of the Fiscal Agent

PART C - ANZNIL PERMANENT GLOBAL NOTE

THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](6)

ANZ NATIONAL (INT’L) LIMITED

Euro Medium Term Note Programme
Series No [•]
[Title of Issue]

Guaranteed by
ANZ NATIONAL BANK LIMITED

PERMANENT GLOBAL NOTE
Permanent Global Note No. [•]

This Permanent Global Note is issued in respect of the Notes (the “Notes”) of the Tranche(s) and Series specified in Appendix 4 hereto of ANZ National (Int’l) Limited (the “Issuer”) and has the benefit of a guarantee of ANZ National Bank Limited (the “Guarantor”) contained in a deed of guarantee dated 3 October 2005.

Interpretation and Definitions

References in this Permanent Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 6 to the Amended and Restated Agency Agreement dated 25 September 2006 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Agency Agreement”) between, among others, the Issuer, the Guarantor, the Deutsche Bank AG, London Branch as Fiscal Agent and the other Agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Permanent Global Note (including the supplemental definitions and any modifications or additions set out in Appendix 4 hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Permanent Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.

Aggregate Nominal Amount

The aggregate nominal amount from time to time of this Permanent Global Note shall be an amount equal to the aggregate nominal amount of the Notes as shall be shown by the latest

(6)          This legend can be deleted if the Notes have an initial maturity of 365 days or less.

entry in the fourth column of Appendix 1 hereto, which shall be completed by or on behalf of the Fiscal Agent upon (i) the exchange of the whole or a part of the Temporary Global Note initially representing the Notes for a corresponding interest herein (in the case of Notes represented by a Temporary Global Note upon issue), (ii) the issue of the Notes represented hereby (in the case of Notes represented by this Permanent Global Note upon issue), (iii) the exchange of the whole or, where the limited circumstances so permit, a part of this Permanent Global Note for Definitive Notes, (iv) the redemption or purchase and cancellation of Notes represented hereby, (v) in the case of Partly-paid Notes, the forfeiture of notes represented hereby in accordance with the Conditions relating to such Partly-paid Notes and/or (vi) the exchange of interests in this Permanent Global Note for direct enforcement rights, all as described below.

Promise to Pay

Subject as provided herein, the Issuer, for value received, promises to pay to the bearer of this Permanent Global Note, upon presentation and (when no further payment is due in respect of this Permanent Global Note) surrender of this Permanent Global Note, on the Maturity Date (or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions) the Redemption Amount in respect of the aggregate nominal amount of Notes represented by this Permanent Global Note and (unless this Permanent Global Note does not bear interest) to pay interest in respect of such aggregate nominal amount of Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

Exchange

This Permanent Global Note is exchangeable (free of charge to the holder) on or after the Exchange Date in whole but not, except as provided in the next paragraph, in part for the Definitive Notes:

(a)                            unless principal in respect of any Notes is not paid when due, by the Issuer giving notice to the Fiscal Agent and the Noteholders of its intention to effect such exchange;

(b)                           if Appendix 4 hereto provides that this Permanent Global Note is exchangeable for Definitive Notes at the request of the holder, by such holder giving notice to the Fiscal Agent of its election for such exchange; or

(c)                            (1) if this Permanent Global Note is held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (2) upon or following any failure to pay principal in respect of any Notes when it is due and payable, by the holder giving notice to the Fiscal Agent of its election for such exchange.

This Permanent Global Note is exchangeable in part (provided, however, that if this Permanent Global Note is held by or on behalf of Euroclear, Clearstream, Luxembourg and/or an Alternative Clearing System, Euroclear, Clearstream, Luxembourg and/or such Alternative Clearing System, as the case may be, so permit) (i) upon or following any failure to pay principal in respect of any Notes when it is due and payable or (ii) if so provided, and in accordance with, the Conditions relating to Partly-paid Notes.

“Exchange Date” means a day falling not less than 60 days, or in the case of exchange following failure to pay principal in respect of any Notes when due 30 days, after that on which the notice requiring exchange is given and on which commercial banks are open for business in the city in which the specified office of the Fiscal Agent is located and, except, in the case of exchange pursuant to paragraph (c)(1) of “Exchange” above, in the cities in which Euroclear and Clearstream, Luxembourg or, if relevant, the Alternative Clearing System, are located.

Subject as provided in the Conditions applicable to Partly-paid Notes, any such exchange may be effected on or after the Exchange Date by the holder of this Permanent Global Note surrendering this Permanent Global Note or, in the case of a partial exchange, presenting it for endorsement to or to the order of the Fiscal Agent.  In exchange for this Permanent Global Note, or part thereof to be exchanged, the Issuer shall deliver, or procure the delivery of, duly executed and authenticated Definitive Notes in an aggregate nominal amount equal to the nominal amount of this Permanent Global Note submitted for exchange (if appropriate, having attached to them all Coupons (and, where appropriate, Talons) in respect of interest, and all Receipts in respect of Instalment Amounts, that have not already been paid on this Permanent Global Note), security printed in accordance with any applicable legal, listing authority, exchange and/or quotation system requirements and substantially in the form set out in Schedule 4 to the Agency Agreement as supplemented and/or modified and/or superseded by the terms of Appendix 4 hereto.

On exchange in full and surrender of this Permanent Global Note, the Issuer shall, if the holder so requests, procure that it is cancelled and returned to the holder together with the relevant Definitive Notes.  On any exchange of a part of this Permanent Global Note the portion of the nominal amount hereof so exchanged shall be endorsed by or on behalf of the Fiscal Agent in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed.

If, for any actual or alleged reason that would not have been applicable had there been no exchange of this Permanent Global Note (or part of this Permanent Global Note) or in any other circumstances whatsoever, the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes, then any right or remedy relating in any way to the obligation(s) in question may be exercised or pursued on the basis of this Permanent Global Note despite its stated cancellation after its exchange in full, as an alternative, or in addition, to the Definitive Notes (or the Coupons Receipts or Talons appertaining to them as appropriate).  With this exception, upon exchange in full and cancellation of this Permanent Global Note for Definitive Notes, this Permanent Global Note shall become void.

Benefit of Conditions

Except as otherwise specified herein, this Permanent Global Note is subject to the Conditions and, until the whole of this Permanent Global Note is exchanged for Definitive Notes, the holder of this Permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of the Definitive Notes for which it may be exchanged and as if such Definitive Notes had been issued on the Issue Date.

Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this Permanent Global Note that falls due after the Exchange Date for such Notes, unless upon due presentation of this Permanent Global Note for exchange, delivery of Definitive Notes is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this Permanent Global Note shall be made to its holder against presentation and (if no further payment falls due to be made on it) surrender of it at the specified office of the Fiscal Agent or of any other Paying Agent provided for in the Conditions.  A record of each such payment shall be endorsed on Appendix 1 or 3 hereto, as appropriate, by the Fiscal Agent or by the relevant Paying Agent, for and on behalf of the Fiscal Agent, which endorsement shall (until the contrary is proved) be prima facie evidence that the payment in question has been made.

Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this Permanent Global Note shall become void unless it is presented for payment within a period of 10 years (in the case of principal) and five years (in the case of interest) from the appropriate Relevant Date.

Meetings

The holder of this Permanent Global Note shall (unless this Permanent Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders and, at any such meeting, as having one vote in respect of each nominal amount of Notes equal to the minimum Specified Denomination of the Notes for which this Permanent Global Note may be exchanged.

Cancellation

Cancellation of any Note represented by this Permanent Global Note that is required by the Conditions to be cancelled (other than upon its redemption) shall be effected by reduction in the nominal amount of this Permanent Global Note representing such Note on its presentation to or to the order of the Fiscal Agent for endorsement in Appendix 1 hereto, whereupon the nominal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.

Purchase

Notes may only be purchased by the Issuer or any of its subsidiaries if they are purchased together with the right to receive all future payments of interest and Instalment Amounts (if any) thereon.

Issuer’s Options

Any option of the Issuer provided for in the Conditions shall be exercised by the Issuer giving notice to the Noteholders within the time limits set out in and containing the information required by the Conditions, except that the notice shall not be required to contain the serial numbers of Notes drawn in the case of a partial exercise of an option and accordingly no drawing of Notes shall be required.

Noteholders’ Options

Any option of the Noteholders provided for in the Conditions may be exercised by the holder of this Permanent Global Note giving notice to the Fiscal Agent within the time limits relating to the deposit of Notes with a Paying Agent set out in the Conditions substantially in the form of the notice available from any Paying Agent, except that the notice shall not be required to contain the certificate numbers of the Notes in respect of which the option has been exercised, and stating the nominal amount of Notes in respect of which the option is exercised and at the same time presenting this Permanent Global Note to the Fiscal Agent, or to a Paying Agent acting on behalf of the Fiscal Agent, for notation accordingly in Appendix 5 hereto.

Events of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this Permanent Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If principal in respect of any Notes is not paid when due (but subject as provided below), the holder of this Permanent Global Note may from time to time elect that Direct Rights under the provisions of (and as defined in) the Deed of Covenant executed by the Issuer as of 3 October 2005 (as supplemented and/or amended and/or restated as at the Issue Date, the “Deed of Covenant”) (a copy of which is available for inspection at the specified office of the Fiscal Agent and which the Issuer acknowledges to apply to the Notes represented by this Permanent Global Note) shall come into effect in respect of a nominal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent and presentation of this Permanent Global Note to or to the order of the Fiscal Agent for reduction of the nominal amount of Notes represented by this Permanent Global Note by such amount as may be stated in such notice by endorsement in Appendix 1 hereto and a corresponding endorsement in Appendix 2 hereto of such nominal amount of Notes formerly represented hereby as the nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant.  Upon each such notice being given, this Permanent Global Note shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.  Save as provided in this paragraph and in the Deed of Covenant, and subject to the terms thereof, no term of this Permanent Global Note may be enforceable by any person other than the holder.

No such election may however be made on or before an Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.

Notices

Notices required to be given in respect of the Notes represented by this Permanent Global Note may be given by their being delivered (so long as this Permanent Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg and/or any other clearing system) to Euroclear and/or Clearstream, Luxembourg and/or such other clearing system, as the case may be, or otherwise to the holder of this Permanent Global Note, rather than by publication as required by the Conditions and, in any case, such notices shall be deemed to have been given to the Noteholders in accordance with the Conditions on the date of delivery to Euroclear and/or Clearstream, Luxembourg and/or any other relevant clearing system.

Negotiability

This Permanent Global Note is a bearer document and negotiable and accordingly:

(a)                            is freely transferable by delivery and such transfer shall operate to confer upon the transferee all rights and benefits appertaining hereto and to bind the transferee with all obligations appertaining hereto pursuant to the Conditions;

(b)                           the holder of this Permanent Global Note is and shall be absolutely entitled as against all previous holders to receive all amounts by way of Redemption Amount interest or otherwise payable in respect of this Permanent Global Note and the Issuer has waived against such holder and any previous holder of this Permanent Global Note all rights of set-off or counterclaim that would or might otherwise be available to it in respect of the obligations evidenced by this Global Note; and

(c)                            payment upon due presentation of this Permanent Global Note as provided herein shall operate as a good discharge against such holder and all previous holders of this Permanent Global Note.

No provisions of this Permanent Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

Contract (Rights of Third Parties) Act 1999

The Conditions do not confer a right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Permanent Global Note, but this does not affect any rights or remedy which exist apart from that Act.

This Permanent Global Note shall not be valid or become obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

This Permanent Global Note shall be governed by and construed in accordance with English law.

IN WITNESS whereof the Issuer has caused this Permanent Global Note to be duly signed on its behalf.

Dated as of the Issue Date.

ANZ NATIONAL (INT’L) LIMITED

By:

By:

Certificate of Authentication

This Permanent Global Note is authenticated
without recourse, warranty or liability
by or on behalf of the Fiscal Agent

DEUTSCHE BANK AG, LONDON BRANCH
as Fiscal Agent

By:
Authorised Signatory
For the purposes of authentication only

By:
Authorised Signatory
For the purposes of authentication only

APPENDIX 1

NOMINAL AMOUNT OF NOTES REPRESENTED
BY THIS PERMANENT GLOBAL NOTE

The following (i) issues of Notes initially represented by this Permanent Global Note, (ii) exchanges of interests in a Temporary Global Note for interests in this Permanent Global Note, (iii) exchanges of the whole or a part of this Permanent Global Note for Definitive Notes or for Direct Rights under the Deed of Covenant, (iv) cancellations or forfeitures of interests in this Permanent Global Note and/or (v) payments of Redemption Amount in respect of this Permanent Global Note have been made, resulting in the nominal amount of this Permanent Global Note specified in the latest entry in the fourth column:

Date	Amount of increase/decrease in nominal amount of this Permanent Global Note	Reason for increase/decrease in nominal amount of this Permanent Global Note (initial issue, exchange, cancellation, forfeiture or payment, stating amount of payment made)	Nominal amount of this Permanent Global Note following such increase/decrease	Notation made by or on behalf of the Fiscal Agent

APPENDIX 2

DIRECT RIGHTS

The nominal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:

Date	Amount of increase in nominal amount of Notes in respect of which Direct Rights have arisen	Initial nominal amount and nominal amount following such increase	Notation by or on behalf of the Fiscal Agent (other than in respect of initial nominal amount)

Issue Date	Not applicable	Zero	Not applicable

APPENDIX 3

PAYMENTS OF INTEREST

The following payments of interest or Interest Amount in respect of this Permanent Global Note have been made:

Due date of payment	Date of payment	Amount of interest	Notation made by or on behalf of the Fiscal Agent

APPENDIX 4

FINAL TERMS

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Global Notes as Appendix 4]

APPENDIX 5

EXERCISE OF NOTEHOLDERS’ OPTION

The following exercises of the option of the Noteholders provided for in the Conditions have been made in respect of the stated nominal amount of this Permanent Global Note:

Date of exercise	Nominal amount of this Permanent Global note in respect of which exercise is made	Date on which exercise of such option is effective	Notation made by or on behalf of the Fiscal Agent

SCHEDULE 3

FORMS OF REGISTERED GLOBAL NOTE

PART A - ANZBGL REGISTERED GLOBAL NOTE

NO OFFSHORE ASSOCIATE OF THE ISSUER (AS DEFINED BELOW) MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS NOTE OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS NOTE (OTHER THAN AN OFFSHORE ASSOCIATE WHO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER, MANAGER OR UNDERWRITER IN RELATION TO THE PLACEMENT OF THE NOTE, INTEREST OR RIGHT, OR A CLEARING HOUSE, CUSTODIAN, FUNDS MANAGER OR RESPONSIBLE ENTITY OF A REGISTERED SCHEME WITHIN THE MEANING OF THE CORPORATIONS ACT 2001 OF AUSTRALIA).

“OFFSHORE ASSOCIATE” MEANS AN ASSOCIATE (AS DEFINED IN SECTION 128F OF THE INCOME TAX ASSESSMENT ACT 1936 (THE “TAX ACT”, WHICH TERM INCLUDES ANY SUCCESSOR LEGISLATION)) OF THE ISSUER THAT IS EITHER A NON-RESIDENT OF THE COMMONWEALTH OF AUSTRALIA WHICH DOES NOT ACQUIRE THE NOTES IN CARRYING ON A BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT IN AUSTRALIA OR, ALTERNATIVELY, A RESIDENT OF AUSTRALIA THAT ACQUIRES THE NOTES IN CARRYING ON BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT OUTSIDE OF AUSTRALIA.

EACH PERSON WHO SO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOUR OF THE ISSUER THAT THE PERSON IS NOT AN OFFSHORE ASSOCIATE.

ANY OFFSHORE ASSOCIATE WHO SO ACQUIRES THIS NOTE OR ANY INTEREST OR RIGHT IN RESPECT OF THIS NOTE MAY BE SUBJECT TO AUSTRALIAN WITHHOLDING TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER IN RESPECT OF ANY AMOUNT DEDUCTED BY THE BANK ON ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THIS NOTE.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

(ABN 11 005 357 522)

Euro Medium Term Note Programme
Series No. [       ]
[Title of issue]

REGISTERED GLOBAL NOTE
Registered Global Note No. [       ]

Registered Holder	:

Address of Registered Holder	:

Nominal amount of Notes Represented by this Registered Global Note	:

This Registered Global Note is issued in respect of the nominal amount specified above of the Notes (the “Notes”) of the Tranche and Series specified in the Appendix hereto of AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (the “Issuer”).  This Registered Global Note certifies that the Registered Holder (as defined above) is registered as the holder of such nominal amount of the Notes at the date hereof.

Interpretation and Definitions

References in this Registered Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 6 to the Amended and Restated Agency Agreement dated 25 September 2006 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Agency Agreement”) between, among others, the Issuer, Deutsche Bank AG, London Branch as Fiscal Agent and the other Agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Registered Global Note (including the supplemental definitions and any modifications or additions set out in the Appendix hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Registered Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.

Promise to Pay

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Registered Global Note upon presentation and (when no further payment is due in respect of the Notes represented by this Registered Global Note) surrender of this Registered Global Note on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Registered Global Note and (unless the Notes represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Registered Global Note, (a) the holder of the Notes represented by this Registered Global Note is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Notes represented by this Registered Global Note, (c) this Registered Global Note is evidence of entitlement only, (d) title to the Notes represented by this Registered Global Note passes only on due registration on the Register, and (e) only the holder of the

Notes represented by this Registered Global Note is entitled to payments in respect of the Notes represented by this Registered Global Note.

Exchange of Notes Represented by Registered Global Notes

If the Appendix hereto states that the Notes are to be represented by a Registered Global Note on issue, exchanges of the holding of Notes represented by this Registered Global Note for certificates in definitive form may only be made in part:

(a)                            if the Notes represented by this Registered Global Note are held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so; or

(b)                           upon or following any failure to pay principal in respect of any Notes when it is due and payable; or

(c)                            with the consent of the Issuer,

provided that, in the case of the first exchange of part of a holding pursuant to (a) or (b) above, the holder of the Notes represented by this Registered Global Note has given the Registrar not less than 30 days notice at its specified office of such holder’s intention to effect such exchange.  Where the holding of Notes represented by this Registered Global Note is only exchangeable in its entirety, the Certificate issued to the holder upon exchange of such holding shall be a Registered Note in definitive form.  Where exchanges are permitted in part, Certificates issued to the holders of the Notes shall not be Registered Global Notes unless the holder so requests and certifies to the Registrar that it is, or is acting as a nominee for, Clearstream, Luxembourg, Euroclear and/or an Alternative Clearing System.

Meetings

The holder of the Notes represented by this Registered Global Note shall (unless this Registered Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders.

Events of Default

If the Notes represented by this Registered Global Note are Unsubordinated Notes, the holder hereof may from time to time exercise the right to declare the Unsubordinated Notes represented by this Registered Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of the Unsubordinated Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.  If the Notes represented by this Registered Global Note are Subordinated Notes, following the occurrence of an Event of Default in paragraph (ii) of Condition 10(b) which is continuing, the holder hereof may only, in order to enforce the obligations of the Issuer under the Subordinated Notes represented by this Registered Global Note: (i) notwithstanding the provisions of (ii) below, institute proceedings in the State of Victoria, Commonwealth of Australia (but not elsewhere) for the winding up of the Issuer (all subject to, and in accordance with, the subordination terms of Condition 11); or (ii) institute proceedings for recovery of money then due, provided that the Issuer will not, by virtue of the institution of any such proceedings (other than proceedings for the winding up of the Issuer) be obliged to pay any sums representing principal or interest in respect of the Subordinated Notes represented by this Registered Global Note sooner than the same would otherwise have been payable by it.  If the Notes represented by this Registered Global Note are Subordinated Notes, no remedy against the Issuer, other than those referred to in (i) and (ii) above, shall be available to the holder hereof, whether for the recovery of amounts owing in respect of the Subordinated Notes represented by this Registered Global Note or in respect of any breach by the Issuer of any of its other obligations under or in respect of the Subordinated Notes represented by this Registered Global Note.

If principal in respect of any Notes is not paid when due, the holder of the Notes represented by this Registered Global Note may (subject as provided below) from time to time elect that Direct Rights under the provisions of (and as defined in) the Deed of Covenant executed by the Issuer as of 3 October 2005 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Deed of Covenant”) (a copy of which is available for inspection at the specified office of the Fiscal Agent and which the Issuer acknowledges to apply to the Notes represented by this Registered Global Note) shall come into effect in respect of a principal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent by the holder of the Notes represented by this Registered Global Note specifying the nominal amount of Notes represented by this Registered Global Note in respect of which Direct Rights shall arise under the Deed of Covenant.  Upon each such notice being given, this Registered Global Note and the corresponding entry in the Register shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.

No such election may however be made unless the exchange of the whole or a part of the holding of Notes represented by this Registered Global Note shall have been improperly withheld or refused.

Contract (Rights of Third Parties) Act 1999

The Conditions do not confer a right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Registered Global Note, but this does not affect any rights or remedy which exist apart from that Act.

This Registered Global Note shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

IN WITNESS whereof the Issuer has caused this Registered Global Note to be signed on its behalf.

Dated as of the Issue Date.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:

By:

Certificate of Authentication

This Registered Global Note is authenticated without recourse, warranty or liability by or on behalf of the Registrar

DEUTSCHE BANK TRUST COMPANY AMERICAS as Registrar

By:
Authorised Signatory
For the purposes of authentication only

FORM OF TRANSFER

For value received the undersigned transfers to                                                                                                                                                                                                                                                                                                                                                                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[          ] nominal amount of the Notes represented by this Registered Global Note, and all rights under them.

Dated

Signed	Certifying Signature

Notes:

The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Registered Global Note or (if such signature corresponds with the name as it appears on the face of this Registered Global Note) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

A representative of the Noteholder should state the capacity in which he signs e.g. executor.

APPENDIX

FINAL TERMS

PART B - ANZNBL REGISTERED GLOBAL NOTE

THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme
Series No. [      ]
[Title of issue]

REGISTERED GLOBAL NOTE
Registered Global Note No. [     ]

Registered Holder	:

Address of Registered Holder	:

Nominal amount of Notes Represented by this Registered Global Note	:

This Registered Global Note is issued in respect of the nominal amount specified above of the Notes (the “Notes”) of the Tranche and Series specified in the Appendix hereto of ANZ National Bank Limited (the “Issuer”).  This Registered Global Note certifies that the Registered Holder (as defined above) is registered as the holder of such nominal amount of the Notes at the date hereof.

Interpretation and Definitions

References in this Registered Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 6 to the Amended and Restated Agency Agreement dated 25 September 2006 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Agency Agreement”) between, among others, the Issuer, Deutsche Bank AG, London Branch as Fiscal Agent and the other Agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Registered Global Note (including the supplemental definitions and any modifications or additions set out in the Appendix hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Registered Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.

Promise to Pay

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Registered Global Note upon presentation and (when no further payment is due in respect of the Notes represented by this Registered Global Note) surrender of this Registered Global

Note on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Registered Global Note and (unless the Notes represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Registered Global Note, (a) the holder of the Notes represented by this Registered Global Note is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Notes represented by this Registered Global Note, (c) this Registered Global Note is evidence of entitlement only, (d) title to the Notes represented by this Registered Global Note passes only on due registration on the Register, and (e) only the holder of the Notes represented by this Registered Global Note is entitled to payments in respect of the Notes represented by this Registered Global Note.

Exchange of Notes Represented by Registered Global Notes

If the Appendix hereto states that the Notes are to be represented by a Registered Global Note on issue, exchanges of the holding of Notes represented by this Registered Global Note for certificates in definitive form may only be made in part:

(a)                            if the Notes represented by this Registered Global Note are held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so; or

(b)                           upon or following any failure to pay principal in respect of any Notes when it is due and payable; or

(c)                            with the consent of the Issuer,

provided that, in the case of the first exchange of part of a holding pursuant to (a) or (b) above, the holder of the Notes represented by this Registered Global Note has given the Registrar not less than 30 days notice at its specified office of such holder’s intention to effect such exchange.  Where the holding of Notes represented by this Registered Global Note is only exchangeable in its entirely, the Certificate issued to the holder of the Notes upon exchange of such holding shall be a Registered Note in definitive form.  Where exchanges are permitted in part, Certificates issued to the holder of the Notes shall not be Registered Global Notes unless the holder so requests and certifies to the Registrar that it is, or is acting as a nominee for, Clearstream, Luxembourg, Euroclear and/or an Alternative Clearing System.

Meetings

The holder of the Notes represented by this Registered Global Note shall (unless this Registered Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders.

Events of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this Registered Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If principal in respect of any Notes is not paid when due, the holder of the Notes represented by this Registered Global Note may (subject as provided below) from time to time elect that Direct Rights under the provisions of (and as defined in) the Deed of Covenant executed by the Issuer as of 3 October 2005 (as supplemented and/or amended and/or restated as at the Issue Date, the “Deed of Covenant”) (a copy of which is available for inspection at the specified office of the Fiscal Agent and which the Issuer acknowledges to apply to the Notes represented by this Registered Global Note) shall come into effect in respect of a principal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent by the holder of the Notes represented by this Registered Global Note specifying the nominal amount of Notes represented by this Registered Global Note in respect of which Direct Rights shall arise under the Deed of Covenant.  Upon each such notice being given, this Registered Global Note and the corresponding entry in the Register shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.  Save as provided in this paragraph and in the Deed of Covenant, and subject to the terms thereof, no term of this Registered Global Note may be enforceable by any person other than the holder.

No such election may however be made unless the exchange of the whole or a part of the holding of Notes represented by this Registered Global Note shall have been improperly withheld or refused.

Contract (Rights of Third Parties) Act 1999

The Conditions do not confer a right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Registered Global Note, but this does not affect any rights or remedy which exist apart from that Act.

This Registered Global Note shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

IN WITNESS whereof the Issuer has caused this Registered Global Note to be signed on its behalf.

Dated as of the Issue Date.

ANZ NATIONAL BANK LIMITED

By:

By:

Certificate of Authentication

This Registered Global Note is authenticated

without recourse, warranty or liability

by or on behalf of the Registrar

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Registrar

By:

Authorised Signatory
For the purposes of authentication only

FORM OF TRANSFER

For value received the undersigned transfers to                                                                                                                                                                                                                                                                                                                                                                        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[             ] nominal amount of the Notes represented by this Registered Global Note, and all rights under them.

Dated

Signed	Certifying Signature

Notes:

The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Registered Global Note or (if such signature corresponds with the name as it appears on the face of this Registered Global Note) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

A representative of the Noteholder should state the capacity in which he signs e.g. executor.

APPENDIX

FINAL TERMS

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Registered Global Note as the Appendix]

PART C - ANZNIL REGISTERED GLOBAL NOTE

THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

ANZ NATIONAL (INT’L) LIMITED

Euro Medium Term Note Programme
Series No. [       ]
[Title of issue]

Guaranteed by
ANZ NATIONAL BANK LIMITED

REGISTERED GLOBAL NOTE
Registered Global Note No. [     ]

Registered Holder	:

Address of Registered Holder	:

Nominal amount of Notes Represented by this Registered Global Note	:

This Registered Global Note is issued in respect of the nominal amount specified above of the Notes (the “Notes”) of the Tranche and Series specified in the Appendix hereto of ANZ National (Int’l) Limited (the “Issuer”) and has the benefit of a guarantee of ANZ National Bank Limited (the “Guarantor”) contained in a deed of guarantee dated 3 October 2005.  This Registered Global Note certifies that the Registered Holder (as defined above) is registered as the holder of such nominal amount of the Notes at the date hereof.

Interpretation and Definitions

References in this Registered Global Note to the “Conditions” are to the Terms and Conditions applicable to the Notes (which are in the form set out in Schedule 6 to the Amended and Restated Agency Agreement dated 25 September 2006 (as further supplemented and/or amended and/or restated as at the Issue Date, the “Agency Agreement”) between, among others, the Issuer, the Guarantor, Deutsche Bank AG, London Branch as Fiscal Agent and the other Agents named in it, as such form is supplemented and/or modified and/or superseded by the provisions of this Registered Global Note (including the supplemental definitions and any modifications or additions set out in the Appendix hereto), which in the event of any conflict shall prevail).  Other capitalised terms used in this Registered Global Note shall have the meanings given to them in the Conditions or the Agency Agreement.

Promise to Pay

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Registered Global Note upon presentation and (when no further payment is due in respect of the Notes represented by this Registered Global Note) surrender of this Registered Global Note on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Registered Global Note and (unless the Notes represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Registered Global Note, (a) the holder of the Notes represented by this Registered Global Note is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Notes represented by this Registered Global Note, (c) this Registered Global Note is evidence of entitlement only, (d) title to the Notes represented by this Registered Global Note passes only on due registration on the Register, and (e) only the holder of the Notes represented by this Registered Global Note is entitled to payments in respect of the Notes represented by this Registered Global Note.

Exchange of Notes Represented by Registered Global Notes

If the Appendix hereto states that the Notes are to be represented by a permanent Registered Global Note on issue, exchanges of the holding of Notes represented by this Registered Global Note for certificates in definitive form may only be made in part:

(a)                            if the Notes represented by this Registered Global Note are held on behalf of Euroclear or Clearstream, Luxembourg or any other clearing system (an “Alternative Clearing System”) and any such clearing system is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so; or

(b)                           upon or following any failure to pay principal in respect of any Notes when it is due and payable; or

(c)                            with the consent of the Issuer,

provided that, in the case of the first exchange of part of a holding pursuant to (a) or (b) above, the holder of the Notes represented by this Registered Global Note has given the Registrar not less than 30 days notice at its specified office of such holder’s intention to effect such exchange.  Where the holding of Notes represented by this Registered Global Note is only exchangeable in its entirely, the Certificate issued to the holder of the Notes upon exchange of such holding shall be a Registered Note in definitive form.  Where exchanges are permitted in part, Certificates issued to holders shall not be Registered Global Notes unless the holder so requests and certifies to the Registrar that it is, or is acting as a nominee for, Clearstream, Luxembourg, Euroclear and/or an Alternative Clearing System.

Meetings

The holder of the Notes represented by this Registered Global Note shall (unless this Registered Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders.

Events of Default

The holder hereof may from time to time exercise the right to declare Notes represented by this Registered Global Note due and payable following an Event of Default in accordance with the Conditions by stating in a notice given to the Fiscal Agent the nominal amount of Notes (which may be less than the outstanding nominal amount hereof) to which such notice relates.

If principal in respect of any Notes is not paid when due, the holder of the Notes represented by this Registered Global Note may (subject as provided below) from time to time elect that Direct Rights under the provisions of (and as defined in) the Deed of Covenant executed by the Issuer as of 3 October 2005 (as supplemented and/or amended and/or restated as at the Issue Date, the “Deed of Covenant”) (a copy of which is available for inspection at the specified office of the Fiscal Agent and which the Issuer acknowledges to apply to the Notes represented by this Registered Global Note) shall come into effect in respect of a principal amount of Notes up to the aggregate nominal amount in respect of which such failure to pay principal has occurred.  Such election shall be made by notice to the Fiscal Agent by the holder of the Notes represented by this Registered Global Note specifying the nominal amount of Notes represented by this Registered Global Note in respect of which Direct Rights shall arise under the Deed of Covenant.  Upon each such notice being given, this Registered Global Note and the corresponding entry in the Register shall become void to the extent of the nominal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect, for whatever reason.  Save as provided in this paragraph and in the Deed of Covenant, and subject to the terms thereof, no term of this Registered Global Note may be enforceable by any person other than the holder.

No such election may however be made unless the exchange of the whole or a part of the holding of Notes represented by this Registered Global Note shall have been improperly withheld or refused.

Contract (Rights of Third Parties) Act 1999

The Conditions do not confer a right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Registered Global Note, but this does not affect any rights or remedy which exist apart from that Act.

This Registered Global Note shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

IN WITNESS whereof the Issuer has caused this Registered Global Note to be signed on its behalf.

Dated as of the Issue Date.

ANZ NATIONAL (INT’L) LIMITED

By:

By:

Certificate of Authentication

This Registered Global Note is authenticated
without recourse, warranty or liability
by or on behalf of the Registrar

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Registrar

By:

Authorised Signatory

For the purposes of authentication only

FORM OF TRANSFER

For value received the undersigned transfers to                                                                                                                                                                                                                                                                                                                                                                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[        ] nominal amount of the Notes represented by this Registered Global Note, and all rights under them.

Dated

Signed	Certifying Signature

Notes:

The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Notes represented by this Registered Global Note or (if such signature corresponds with the name as it appears on the face of this Registered Global Note) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

A representative of the Noteholder should state the capacity in which he signs e.g. executor.

APPENDIX

FINAL TERMS

[Insert the provisions of the relevant Final Terms that relate to the Conditions or the Registered Global Note as the Appendix]

SCHEDULE 4

FORMS OF BEARER NOTE

PART A - ANZBGL BEARER NOTE

On the front:

[Currency and denomination]	[ISIN]	[Series]	[Serial No.]

NO OFFSHORE ASSOCIATE OF THE ISSUER (AS DEFINED BELOW), RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THOUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS NOTE OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS NOTE (OTHER THAN AN OFFSHORE ASSOCIATE WHO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER, MANAGER OR UNDERWRITER IN RELATION TO THE PLACEMENT OF THE NOTE, INTEREST OR RIGHT, OR A CLEARING HOUSE, CUSTODIAN, FUNDS MANAGER OR RESPONSIBLE ENTITY OF A REGISTERED SCHEME WITHIN THE MEANING OF THE CORPORATIONS ACT 2001 OF AUSTRALIA).

“OFFSHORE ASSOCIATE” MEANS AN ASSOCIATE (AS DEFINED IN SECTION 128F OF THE INCOME TAX ASSESSMENT ACT 1936 (THE “TAX ACT”, WHICH TERM INCLUDES ANY SUCCESSOR LEGISLATION)) OF THE ISSUER THAT IS EITHER A NON-RESIDENT OF THE COMMONWEALTH OF AUSTRALIA WHICH DOES NOT ACQUIRE THE NOTES IN CARRYING ON A BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT IN AUSTRALIA OR, ALTERNATIVELY, A RESIDENT OF AUSTRALIA THAT ACQUIRES THE NOTES IN CARRYING ON BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT OUTSIDE OF AUSTRALIA.

EACH PERSON WHO SO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOUR OF THE ISSUER THAT THE PERSON IS NOT AN OFFSHORE ASSOCIATE, RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THOUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA.

ANY OFFSHORE ASSOCIATE, RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THOUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA WHO SO ACQUIRES THIS NOTE OR ANY INTEREST OR RIGHT IN RESPECT OF THIS NOTE MAY BE SUBJECT TO AUSTRALIAN TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER ON

ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THIS NOTE.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](7)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

(ABN 11 005 357 522)

Euro Medium Term Note Programme
Series No. [•]
[Title of issue]

This Note forms one of the Series of Notes referred to above (the “Notes”) of AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (the “Issuer”) designated as specified in the title hereof.  The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon.  Expressions defined in the Conditions have the same meanings in this Note.

The Issuer for value received promises to pay to the bearer of this Note, on presentation and (when no further payment is due in respect of this Note) surrender of this Note on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount and (unless this Note does not bear interest) to pay interest from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

This Note shall not become valid or obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

IN WITNESS whereof the Issuer has caused this Note to be signed on its behalf.

Dated as of the Issue Date.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:

By:

(7)  This legend can be deleted if the Notes have an initial maturity of 365 days or less.

Certificate of Authentication

This Note is authenticated without recourse, warranty or liability by or on behalf of the Fiscal Agent.

DEUTSCHE BANK AG, LONDON BRANCH
as Fiscal Agent

By:
Authorised Signatory
For the purposes of authentication only

On the back:

TERMS AND CONDITIONS OF THE NOTES

The Terms and Conditions that are set out in Schedule 6 to the Agency Agreement either (i) in the complete form or (ii) as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Final Terms will be set out here

Fiscal Agent, Paying Agent and Transfer Agent

Deutsche Bank AG, London Branch

Winchester House

1 Great Winchester Street

London EC2N 2DB

PART B - ANZNBL BEARER NOTE

On the front:

[Currency and denomination]	[ISIN]	[Series]	[Serial No.]

THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](8)

ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme

Series No. [•]

[Title of issue]

This Note forms one of the Series of Notes referred to above (the “Notes”) of ANZ National Bank Limited (the “Issuer”) designated as specified in the title hereof.  The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon.  Expressions defined in the Conditions have the same meanings in this Note.

The Issuer for value received promises to pay to the bearer of this Note, on presentation and (when no further payment is due in respect of this Note) surrender of this Note on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount and (unless this Note does not bear interest) to pay interest from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

This Note shall not become valid or obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

IN WITNESS whereof the Issuer has caused this Note to be signed on its behalf.

(8) This legend can be deleted if the Notes have an initial maturity of 365 days or less.

Dated as of the Issue Date.

ANZ NATIONAL BANK LIMITED

By:

By:

Certificate of Authentication

This Note is authenticated
without recourse, warranty or liability
by or on behalf of the Fiscal Agent.

DEUTSCHE BANK AG, LONDON BRANCH
as Fiscal Agent

By:
Authorised Signatory
For the purposes of authentication only

On the back:

TERMS AND CONDITIONS OF THE NOTES

The Terms and Conditions that are set out in Schedule 6 to the Agency Agreement either (i) in the complete form or (ii) as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Final Terms will be set out here

Fiscal Agent, Paying Agent and Transfer Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

PART C - ANZNIL BEARER NOTE

On the front:

[Currency and denomination]	[ISIN]	[Series]	[Serial No.]

THE HOLDING OF THIS NOTE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](9)

ANZ NATIONAL (INT’L) LIMITED

Euro Medium Term Note Programme
Series No. [•]
[Title of issue]

Guaranteed by
ANZ NATIONAL BANK LIMITED

This Note forms one of the Series of Notes referred to above (the “Notes”) of ANZ National (Int’l) Limited (the “Issuer”) designated as specified in the title hereof and has the benefit of a guarantee of ANZ National Bank Limited contained in a deed of guarantee dated 3 October 2005.  The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon.  Expressions defined in the Conditions have the same meanings in this Note.

The Issuer for value received promises to pay to the bearer of this Note, on presentation and (when no further payment is due in respect of this Note) surrender of this Note on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount and (unless this Note does not bear interest) to pay interest from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

This Note shall not become valid or obligatory for any purpose until authenticated by or on behalf of the Fiscal Agent.

IN WITNESS whereof the Issuer has caused this Note to be signed on its behalf.

(9) This legend can be deleted if the Notes have an initial maturity of 365 days or less.

Dated as of the Issue Date.

ANZ NATIONAL (INT’L) LIMITED

By:

By:

Certificate of Authentication

This Note is authenticated
without recourse, warranty or liability
by or on behalf of the Fiscal Agent.

DEUTSCHE BANK AG, LONDON BRANCH
as Fiscal Agent

By:
Authorised Signatory
For the purposes of authentication only

On the back:

TERMS AND CONDITIONS OF THE NOTES

The Terms and Conditions that are set out in Schedule 6 to the Agency Agreement either (i) in the complete form or (ii) as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Final Terms will be set out here

Fiscal Agent, Paying Agent and Transfer Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

SCHEDULE 5

FORMS OF CERTIFICATE

PART A - ANZBGL CERTIFICATE

On the front:

NO OFFSHORE ASSOCIATE (AS DEFINED IN SECTION 128F(9) OF THE INCOME TAX ASSESSMENT ACT 1936 OF THE COMMONWEALTH OF AUSTRALIA) OF THE ISSUER (AS DEFINED BELOW) (“ASSOCIATE”) MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS NOTE OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS NOTE (OTHER THAN AN OFFSHORE ASSOCIATE WHO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER, MANAGER OR UNDERWRITER IN RELATION TO THE PLACEMENT OF THE NOTE, INTEREST OR RIGHT, OR A CLEARING HOUSE, CUSTODIAN, FUNDS MANAGER OR RESPONSIBLE ENTITY OF A REGISTERED SCHEME WITHIN THE MEANING OF THE CORPORATIONS ACT 2001 OF AUSTRALIA).

“OFFSHORE ASSOCIATE” MEANS AN ASSOCIATE (AS DEFINED IN SECTION 128F OF THE INCOME TAX ASSESSMENT ACT 1936 (THE “TAX ACT”, WHICH TERM INCLUDES ANY SUCCESSOR LEGISLATION)) OF THE ISSUER THAT IS EITHER A NON-RESIDENT OF THE COMMONWEALTH OF AUSTRALIA WHICH DOES NOT ACQUIRE THE NOTES IN CARRYING ON A BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT IN AUSTRALIA OR, ALTERNATIVELY, A RESIDENT OF AUSTRALIA THAT ACQUIRES THE NOTES IN CARRYING ON BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT OUTSIDE OF AUSTRALIA.

EACH PERSON WHO SO ACQUIRES THIS NOTE OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOUR OF THE ISSUER THAT THE PERSON IS NOT AN OFFSHORE ASSOCIATE.

ANY OFFSHORE ASSOCIATE WHO SO ACQUIRES THIS NOTE OR ANY INTEREST OR RIGHT IN RESPECT OF THIS NOTE MAY BE SUBJECT TO AUSTRALIAN WITHHOLDING TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER IN RESPECT OF ANY AMOUNT DEDUCTED BY THE BANK ON ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THIS NOTE.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

(ABN 11 005 357 522)

Euro Medium Term Note Programme

Series No. [•]

[Title of issue]

This Certificate certifies that [•] of [•] (the “Registered Holder”) is, as at the date hereof, registered as the holder of [nominal amount] of Notes of the Series of Notes referred to above (the “Notes”) of AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED (the “Issuer”), designated as specified in the title hereof.  The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon.  Expressions defined in the Conditions have the same meanings in this Certificate.

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Certificate upon presentation and (when no further payment is due in respect of the Note(s) represented by this Certificate) surrender of this Certificate on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Certificate and (unless the Note(s) represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Certificate, (a) the holder the Note(s) represented by this Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Note(s) represented by this Certificate, (c) this Certificate is evidence of entitlement only, (d) title to the Note(s) represented by this Certificate passes only on due registration on the Register, and (e) only the holder of the Note(s) represented by this Certificate is entitled to payments in respect of the Note(s) represented by this Certificate.

This Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

IN WITNESS whereof the Issuer has caused this Certificate to be signed on its behalf.

Dated as of the Issue Date.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:

By:

Certificate of Authentication

This Certificate is authenticated
without recourse, warranty or liability
by or on behalf of the Registrar

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Registrar

By:
Authorised Signatory
For the purposes of authentication only

On the back:

TERMS AND CONDITIONS OF THE NOTES

The Terms and Conditions that are set out in Schedule 6 to the Agency Agreement either (i) in the complete form or (ii) as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Final Terms will be set out here.

Form of Transfer

For value received the undersigned transfers to

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[     ] nominal amount of the Notes represented by this Certificate, and all rights under them.

Dated

Signed	Certifying Signature

Transfer Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Registrar and Transfer Agent
Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY 10005

Notes:

The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Note(s) represented by this Certificate or (if such signature corresponds with the name as it appears on the face of this Certificate) be certified by a notary public are a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

A representative of the Noteholder should the capacity in which he signs.

FORM OF CERTIFICATE

PART B - ANZNBL CERTIFICATE

On the front:

THE HOLDING OF THIS CERTIFICATE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme

Series No. [•]

[Title of issue]

This Certificate certifies that [•] of [•] (the “Registered Holder”) is, at the date hereof, registered as the holder of [nominal amount] of Notes of the Series of Notes referred to above (the “Notes”) of ANZ National Bank Limited (the “Issuer”), designated as specified in the title hereof.  The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon.  Expressions defined in the Conditions have the same meanings in this Certificate.

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Certificate upon presentation and (when no further payment is due in respect of the Note(s) represented by this Certificate) surrender of this Certificate on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Certificate and (unless the Note(s) represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Certificate, (a) the holder the Note(s) represented by this Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Note(s) represented by this Certificate, (c) this Certificate is evidence of entitlement only, (d) title to the Note(s) represented by this Certificate passes only on due registration on the Register, and (e) only the holder of the Note(s) represented by this Certificate is entitled to payments in respect of the Note(s) represented by this Certificate.

This Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

IN WITNESS whereof the Issuer has caused this Certificate to be signed on its behalf.

Dated as of the Issue Date.

ANZ NATIONAL BANK LIMITED

By:

By:

Certificate of Authentication

This Certificate is authenticated
without recourse, warranty or liability
by or on behalf of the Registrar

DEUTSCHE BANK TRUST COMPANY AMERICAS

as Registrar

By:
Authorised Signatory
For the purposes of authentication only

On the back:

TERMS AND CONDITIONS OF THE NOTES

The Terms and Conditions that are set out in Schedule 6 to the Agency Agreement either (i) in the complete form or (ii) as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Final Terms will be set out here.

Form of Transfer

For value received the undersigned transfers to

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[     ] nominal amount of the Notes represented by this Certificate, and all rights under them.

Dated

Signed	Certifying Signature

Transfer Agent

Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Registrar and Transfer Agent
Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY 10005

Notes:

The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Note(s) represented by this Certificate or (if such signature corresponds with the name as it appears on the face of this Certificate) be certified by a notary public are a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

A representative of the Noteholder should the capacity in which he signs.

FORM OF CERTIFICATE

PART C - ANZNIL CERTIFICATE

On the front:

THE HOLDING OF THIS CERTIFICATE FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

ANZ NATIONAL (INT’L) LIMITED

Euro Medium Term Note Programme

Series No. [•]

[Title of issue]

Guaranteed by

ANZ NATIONAL BANK LIMITED

This Certificate certifies that [•] of [•] (the “Registered Holder”) is, at the date hereof, registered as the holder of [nominal amount] of Notes of the Series of Notes referred to above (the “Notes”) of ANZ National (Int’l) Limited (the “Issuer”), designated as specified in the title hereof and has the benefit of a guarantee of ANZ National Bank Limited (the “Guarantor”) contained in a deed of guarantee dated 3 October 2005.  The Notes are subject to the Terms and Conditions (the “Conditions”) endorsed hereon.  Expressions defined in the Conditions have the same meanings in this Certificate.

The Issuer, for value received, promises to pay to the holder of the Notes represented by this Certificate upon presentation and (when no further payment is due in respect of the Note(s) represented by this Certificate) surrender of this Certificate on the Maturity Date (or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions) the Redemption Amount in respect of the Notes represented by this Certificate and (unless the Note(s) represented by this Certificate do not bear interest) to pay interest in respect of such Notes from the Interest Commencement Date in arrear at the rates, in the amounts and on the dates for payment provided for in the Conditions together with such other sums and additional amounts (if any) as may be payable under the Conditions, in accordance with the Conditions.

For the purposes of this Certificate, (a) the holder the Note(s) represented by this Certificate is bound by the provisions of the Agency Agreement, (b) the Issuer certifies that the Registered Holder is, at the date hereof, entered in the Register as the holder of the Note(s) represented by this Certificate, (c) this Certificate is evidence of entitlement only, (d) title to the Note(s) represented by this Certificate passes only on due registration on the Register, and (e) only the holder of the Note(s) represented by this Certificate is entitled to payments in respect of the Note(s) represented by this Certificate.

This Certificate shall not become valid for any purpose until authenticated by or on behalf of the Registrar.

IN WITNESS whereof the Issuer has caused this Certificate to be signed on its behalf.

Dated as of the Issue Date.

ANZ NATIONAL (INT’L) LIMITED

By:

By:

Certificate of Authentication

This Certificate is authenticated
without recourse, warranty or liability
by or on behalf of the Registrar

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Registrar

By:
Authorised Signatory
For the purposes of authentication only

On the back:

TERMS AND CONDITIONS OF THE NOTES

The Terms and Conditions that are set out in Schedule 6 to the Agency Agreement either (i) in the complete form or (ii) as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Final Terms will be set out here.

Form of Transfer

For value received the undersigned transfers to

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

[     ] nominal amount of the Notes represented by this Certificate, and all rights under them.

Dated

Signed	Certifying Signature

Transfer Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Registrar and Transfer Agent
Deutsche Bank Trust Company Americas
60 Wall Street
New York, NY 10005

Notes:

The signature of the person effecting a transfer shall conform to a list of duly authorised specimen signatures supplied by the holder of the Note(s) represented by this Certificate or (if such signature corresponds with the name as it appears on the face of this Certificate) be certified by a notary public are a recognised bank or be supported by such other evidence as a Transfer Agent or the Registrar may reasonably require.

A representative of the Noteholder should the capacity in which he signs.

SCHEDULE 6

TERMS AND CONDITIONS OF THE NOTES

The following is the text of the terms and conditions that, subject to completion and amendment and as supplemented or varied in accordance with the provisions of the relevant Final Terms, shall be applicable to the Notes of each Series. Either (i) the full text of these conditions together with the applicable provisions of the relevant Final Terms or (ii) these conditions as so completed, amended, supplemented or varied (and subject to simplification by the deletion of non-applicable provisions), shall be endorsed on all Bearer Notes in definitive form or on the Certificates relating to Registered Notes in definitive form.

This Note is one of a Series (as defined below) of Notes issued by either Australia and New Zealand Banking Group Limited (“ANZBGL”) or ANZ National Bank Limited (“ANZNBL”) or ANZ National (Int’l) Limited (“ANZNIL”), whether acting through its head office, or a branch, as specified in the relevant Final Terms. References herein to the “Issuer” shall be references to the party specified as “Issuer” in the Final Terms for this Note, and references to “Issuers” shall be to ANZBGL, ANZNBL and ANZNIL. References herein to “Notes” shall be references to the Notes of this Series.

The Notes are issued pursuant to an Amended and Restated Agency Agreement dated 25 September 2006 (as further amended and/or supplemented and/or restated as at the Issue Date of the Notes, the “Agency Agreement”) between the Issuers, ANZNBL as guarantor of the Notes issued by ANZNIL (the “Guarantor”), Deutsche Bank AG, London Branch as fiscal agent and the other agents named in it and with the benefit of a Deed of Covenant dated 3 October 2005 (the “Deed of Covenant”) executed by the Issuers in relation to the Notes. The fiscal agent, paying agents, the registrar, the transfer agents and the calculation agent(s) for the time being (if any) are referred to below respectively as the “Fiscal Agent”, the “Paying Agents” (which expression shall include the Fiscal Agent), the “Registrar”, the “Transfer Agents” and the “Calculation Agent(s)”. The Guarantor has, for the benefit of the holders from time to time of the Notes issued by ANZNIL, executed and delivered a Deed of Guarantee dated 3 October 2005 (as amended and/or supplemented and/or restated from time to time, the “Deed of Guarantee”) under which it has unconditionally and irrevocably guaranteed the due and punctual payment of all amounts due by ANZNIL under or in respect of the Notes issued by ANZNIL as and when the same shall become due and payable. Copies of the Agency Agreement, the Deed of Covenant and the Deed of Guarantee are available for inspection at the specified offices of each of the Paying Agents (if more than one), the Registrar and the Transfer Agents.

The Noteholders, the holders (the “Couponholders”) of the interest coupons (the “Coupons”) appertaining to interest bearing Notes in bearer form and, where applicable in the case of such Notes, talons for further Coupons (the “Talons”) and the holders (the “Receiptholders”) of the receipts for the payment of instalments of principal (the “Receipts”) relating to Notes in bearer form of which the principal is payable in instalments are bound by and are deemed to have notice of all of the provisions of the Agency Agreement, the Deed of Covenant and the Deed of Guarantee applicable to them.

As used herein, “Tranche” means Notes which are identical in all respects (including as to listing) and “Series” means a Tranche of Notes together with any further Tranche or Tranches of Notes which are (i) expressed to be consolidated and form a single Series and (ii) identical in all respects (including as to listing) except for the respective Issue Dates, Interest Commencement Dates and/or Issue Prices.

The Final Terms for this Note (or the relevant provisions thereof) is endorsed on this Note and supplements these Conditions and may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with these Conditions, replace or modify these Conditions for the purposes of this Note. References herein to “the Final Terms” are to the Final Terms (or the relevant provisions thereof) endorsed on this Note.

Words and expressions defined in the Agency Agreement or used in the Final Terms shall have the same meanings where used in these Conditions unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Agency Agreement and the Final Terms, the Final Terms will prevail.

1.                         Form, Denomination and Title

The Notes are issued in bearer form (“Bearer Notes”) or in registered form (“Registered Notes”), in each case in the Specified Currency and the Specified Denomination(s). All Registered Notes shall have the same Specified Denomination.

This Note is a Fixed Rate Note, a Floating Rate Note, a Zero Coupon Note, an Index Linked Interest Note, an Index Linked Redemption Note, an Instalment Note, a Dual Currency Note or a Partly Paid Note, a combination of any of the foregoing or any other relevant type of Note, depending upon the Interest Basis or Redemption/Payment Basis shown in the Final Terms.

Bearer Notes are serially numbered and are issued with Coupons (and, where appropriate, a Talon) attached, save in the case of Zero Coupon Notes in which case references to interest (other than in relation to interest due after the Maturity Date), Coupons and Talons in these Conditions are not applicable. Instalment Notes are issued with one or more Receipts attached.

Registered Notes are represented by registered certificates (“Certificates”) and, save as provided in Condition 2(c), each Certificate shall represent the entire holding of Registered Notes by the same holder.

Title to the Bearer Notes and the Receipts, Coupons and Talons shall pass by delivery. Title to the Registered Notes shall, subject to mandatory rules of law, pass by registration in the register that the Issuer shall procure to be kept by the Registrar in accordance with the provisions of the Agency Agreement (the “Register”). Except as ordered by a court of competent jurisdiction or as required by law, the holder (as defined below) of any Certificate, Note, Receipt, Coupon or Talon shall be deemed to be and may be treated as its absolute owner for all purposes, whether or not it is overdue and regardless of any notice of ownership, trust or interest in it, any writing on it (or on the Certificate representing it) or its theft or loss (or that of the related Certificate) and no person shall be liable for so treating the holder.

In these Conditions, “Noteholder” means the bearer of any Bearer Note and the Receipts relating to it or the person in whose name a Registered Note is registered (as the case may be). “Unsubordinated Noteholder” means the bearer of any Unsubordinated Bearer Note and the Receipts relating to it or the person in whose name an Unsubordinated Registered Note is registered (as the case may be), “Subordinated Noteholder” means the bearer of any Subordinated Bearer Note issued by ANZBGL, and the Receipts relating to it or the person in whose name a Subordinated Registered Note is registered (as the case may be) and “holder” (in relation to a Note, Receipt, Coupon or Talon) means the bearer of any Bearer Note, Receipt, Coupon or Talon or the person in whose name a Registered Note is registered (as the case may be).

2.                         Exchange and Transfers of Notes

(a)                  Exchange of Notes

Registered Notes may not be exchanged for Bearer Notes and vice versa. Bearer Notes of one Specified Denomination may not be exchanged for Bearer Notes of another Specified Denomination.

(b)                  Transfer of Registered Notes

Registered Notes may be transferred upon the surrender (at the specified office of the Registrar or any Transfer Agent) of the Certificate representing such Registered Notes to be transferred, together with the form of transfer endorsed on such Certificate duly completed and executed and such other evidence as the Registrar or Transfer Agent may reasonably require. In the case of a transfer of part only of a holding of Registered Notes represented by one Certificate, a new Certificate shall be issued to the transferee in respect of the part transferred and a further new Certificate in respect of the balance of the holding not transferred shall be issued to the transferor.

(c)                   Exercise of Options or Partial Redemption in Respect of Registered Notes

In the case of an exercise of an Issuer’s or Noteholders’ option in respect of, or a partial redemption of, a holding of Registered Notes represented by a single Certificate, a new Certificate shall be issued to the holder to reflect the exercise of such option or in respect of the balance of the holding not redeemed. In the case of a partial exercise of an option resulting in Registered Notes of the same holding having different terms, separate Certificates shall be issued in respect of those Notes of that holding that have the same terms. New Certificates shall only be issued against surrender of the existing Certificates to the Registrar or any Transfer Agent. In the case of a transfer of Registered Notes to a person who is already a holder of Registered Notes, a new Certificate representing the enlarged holding shall only be issued against surrender of the Certificate representing the existing holding.

(d)                  Delivery of New Certificates

Each new Certificate to be issued pursuant to Condition 2(b) or (c) shall be available for delivery five business days after receipt of the request for exchange, form of transfer or Exercise Notice or surrender of the Certificate for exchange. Delivery of the new Certificate(s) shall be made at the specified office of the Transfer Agent or of the Registrar (as the case may be) to whom delivery or surrender of such request for exchange, form of transfer, Exercise Notice or Certificate shall have been made or, at the option of the holder making such delivery or surrender as aforesaid and as specified in the relevant request for exchange, form of transfer, Exercise Notice or otherwise in writing, be mailed by uninsured post at the risk of the holder entitled to the new Certificate to such address as may be so specified, unless such holder requests otherwise and pays in advance to the relevant Agent (as defined in the Agency Agreement) the costs of such other method of delivery and/or such insurance as it may specify. In this Condition 2(d), “business day” means a day, other than a Saturday or Sunday, on which banks are open for business in the location of the specified office of the Registrar or the relevant Transfer Agent (as the case may be).

(e)                   Exchange Free of Charge

Exchange and transfer of Notes and Certificates on registration, transfer, partial redemption or exercise of an option shall be effected without charge by or on behalf of the Issuer, the Registrar or the Transfer Agents, but upon payment of any tax, duty or other governmental charges that may be imposed in relation to it (or the giving of such indemnity as the Issuer, the Registrar or the relevant Transfer Agent may require).

(f)                      Closed Period

No Noteholder may require the transfer of a Registered Note to be registered (i) during the period of 15 days ending on the due date for redemption of, or payment of any Instalment Amount in respect of, that Note, (ii) during the period of 15 days before any date on which Notes may be called for redemption by the Issuer at its option pursuant to Condition 6(d), (iii) after any such Note has been called for redemption or (iv) during the period of seven days ending on (and including) any Record Date.

3.                         Status and Guarantee

The Notes may be Unsubordinated Notes or, where the Issuer is ANZBGL, Subordinated Notes as specified in the applicable Final Terms.

(a)                  Unsubordinated Notes

The Unsubordinated Notes and the Receipts and Coupons relating to them constitute (subject to Condition 4 (Negative Pledge)) direct, unconditional and unsecured obligations of the Issuer and (save for certain debts of the Issuer required to be preferred by the law, including where the Issuer is ANZBGL, those in respect of the ANZBGL’s deposit liabilities in Australia required to be preferred by Australian law) rank pari passu among themselves and equally with all other unsecured obligations (other than subordinated obligations) of the Issuer. Section 13A of the Banking Act 1959 of Australia provides that if ANZBGL becomes unable to meet its obligations or suspends payment, the assets of ANZBGL are to be available to meet ANZBGL’s deposit liabilities in Australia in priority to all other liabilities of ANZBGL.

The Unsubordinated Notes rank senior to the Issuer’s subordinated obligations, including where the Issuer is ANZBGL, the Subordinated Notes.

(b)                  Subordinated Notes — ANZBGL

The Subordinated Notes and the Receipts and Coupons relating to them may only be issued by ANZBGL, and will constitute direct and unsecured subordinated obligations of ANZBGL. In the event of the winding up of ANZBGL (see Condition 11 (Subordination)) and prior to the commencement of the winding up of ANZBGL (see below), the principal amount of, any premium or interest on, and any other payments, including additional amounts, in respect of the Subordinated Notes will be subordinated to the claims of all Unsubordinated Creditors.

Prior to the commencement of the winding-up of ANZBGL (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency):

(i)                       the obligations of ANZBGL to make payments of principal of, any premium or interest on, and any other payments, including additional amounts, in respect of the Subordinated Notes will be conditional on ANZBGL being Solvent at the time of such payment by ANZBGL; and

(ii)                    no payment of principal of, any premium or interest on, and any other payments, including additional amounts, in respect of the Subordinated Notes shall be made unless ANZBGL is Solvent immediately after making such payment, and if, as a result, ANZBGL fails to make any payment of principal of, or premium or interest on, or any other payment, including additional amounts, in respect of any Subordinated Note when due, such failure will not constitute an Event of Default for the purposes of Condition 10(b)(ii).

A certificate signed by ANZBGL, two authorised signatories or an auditor of ANZBGL or, if ANZBGL is being wound up, its liquidator as to whether ANZBGL is Solvent at any time is (in the absence of willful default, bad faith or manifest error) conclusive evidence of the information contained in the certificate and will be binding on the Subordinated Noteholders. In the absence of any such certificate, the Subordinated Noteholders are entitled to assume (unless the contrary is proved) that ANZBGL is Solvent at the time of, and will be Solvent immediately after, any payment on or in respect of the Subordinated Notes.

“Solvent” means at any time in respect of ANZBGL:

(i)                       it is able to pay all its debts as and when they become due and payable; and

(ii)                    its assets exceed its liabilities.

“Unsubordinated Creditors” means all creditors of ANZBGL (including all depositors of ANZBGL) other than:

(i)                       Subordinated Noteholders;

(ii)                    creditors whose claims against ANZBGL rank pari passu with the claims of the Subordinated Noteholders, which creditors shall be deemed to include all creditors, present and future, to whom ANZBGL is indebted where the terms of such indebtedness:

(A)                 provide that such indebtedness would become due and payable on a specified or determinable date or at the end of a specified or determinable period, and that in the event of the winding up of ANZBGL the claims of those creditors against ANZBGL will be, or are expressed to be, subordinated in right of payment to the claims of all depositors and other Unsubordinated Creditors of ANZBGL; and

(B)                   do not provide that in the event of the winding up of ANZBGL the claims of those creditors against ANZBGL will rank, or are expressed to rank, ahead of the claims of any other Unsubordinated Creditors of ANZBGL to whom ANZBGL is indebted; and

(iii)                 creditors whose claims against ANZBGL rank, or are expressed to rank, after the claims of the Subordinated Noteholders.

The Subordinated Noteholders have no contractual right to set off any sum at any time due and payable to them by ANZBGL under or in relation to the Subordinated Notes against amounts owing by the Subordinated Noteholders to ANZBGL.

The Subordinated Notes do not limit the amount of liabilities ranking senior to the Subordinated Notes which may be hereafter incurred or assumed by ANZBGL.

(c)                   Guarantee — by ANZNBL (in respect of Notes issued by ANZNIL)

Where the relevant Issuer is ANZNIL, the Guarantor has in the Deed of Guarantee unconditionally and irrevocably guaranteed the due and punctual payment of all amounts due by ANZNIL under or in respect of the Notes as and when the same shall become due and payable. This Guarantee of the Notes constitutes (subject to Condition 4 (Negative Pledge)) direct, unconditional and unsecured obligations of the Guarantor which (save for certain debts of the Guarantor required to be preferred by law) will at all times rank pari passu among themselves and equally with all other unsecured obligations (other than subordinated obligations) of the Guarantor. The Notes issued by ANZNBL and ANZNIL are not guaranteed by ANZBGL.

4.                         Negative Pledge

So long as any Unsubordinated Notes of any Series of the Issuer remain outstanding, neither the Issuer nor, if applicable, the Guarantor shall create or permit to be outstanding any mortgage, charge, pledge or other security interest upon the whole or any part of the property, assets, present or future, of the Issuer and, if applicable, the Guarantor to secure:

(a)                    repayment of any external indebtedness;

(b)                   any payment under any guarantee of any external indebtedness; or

(c)                    any payment under any indemnity or any other like obligation relating to any external indebtedness,

without in any such case at the same time according to all Unsubordinated Notes of all Series of the Issuer (whether then outstanding or issued thereafter) the same security as is granted to or is outstanding in respect of such external indebtedness or such guarantee, indemnity or other like obligation, or such other security, as shall be approved by an Extraordinary Resolution of the holders of Unsubordinated Notes of the Issuer. For this purpose, “external Indebtedness” means any obligation for the repayment of money borrowed by the Issuer or, if applicable, the Guarantor or any other person (not being indebtedness incurred in the ordinary course of banking business):

(a)                    consisting of or evidenced by bonds, notes, debentures or other securities which are capable of being listed, quoted, ordinarily dealt in or traded on any recognised securities market; and

(b)                   (i)        which by its terms is payable, or may be required to be paid, in or by reference to any currency other than Australian dollars in the case where the Issuer is ANZBGL, or New Zealand dollars in the case where the Issuer is ANZNBL or ANZNIL; or

(ii)                     which by its terms is payable, or may be required to be paid, in or by reference to Australian dollars in the case where the Issuer is ANZBGL, or New Zealand dollars in the case where the Issuer is ANZNBL or ANZNIL, where it is intended by the Issuer that more than 50 per cent. in aggregate principal amount of such indebtedness is to be distributed initially outside Australia in the case where the Issuer is ANZBGL, or New Zealand in the case where the Issuer is ANZNBL or ANZNIL;

but shall not include indebtedness incurred in the ordinary course of carrying on the business of coordinating and arranging or participating in leveraged lease facilities or in connection with the provision of or the participation in other similar financial accommodation by the Issuer or, if applicable, the Guarantor. For this purpose, “leveraged lease facilities” means financial arrangements involving ownership of assets by a lessor, lessor partnership or other entity (an “owner”) which will be leased or made available to the lessee or user, the acquisition of which shall have been made with the assistance of a loan or loans on security which will include the property or funds accruing to the owner in respect of such property under the terms of the lease or agreement by which the assets are made available to the lessee or user or on security which includes both such property and such funds.

5.                         Interest and other Calculations

(a)      Interest on Fixed Rate Notes

Each Fixed Rate Note bears interest on its outstanding Nominal Amount from, and including, the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Rate of Interest, such interest being payable in arrear on each Interest Payment Date.

If a Fixed Coupon Amount or a Broken Amount is specified in the Final Terms, the amount of interest payable on each Interest Payment Date will amount to the Fixed Coupon Amount or, if applicable, the Broken Amount so specified and in the case of the Broken Amount will be payable on the particular Interest Payment Date(s) specified in the Final Terms.

(b)      Interest on Floating Rate Notes and Index Linked Interest Notes

(i)                        Interest Payment Dates: Each Floating Rate Note and Index Linked Interest Note bears interest on its outstanding Nominal Amount from the Interest Commencement Date at the rate per annum (expressed as a percentage) equal to the Rate of Interest, such interest being payable in arrear on each Interest Payment Date. Such Interest Payment Date(s) is/are either shown in the Final Terms as specified Interest Payment Dates or, if no Interest Payment Date(s) is/are

specified in the Final Terms, Interest Payment Date shall mean each date which falls the number of months or other period shown in the Final Terms as the specified Interest Period after the preceding Interest Payment Date or, in the case of the first Interest Payment Date, after the Interest Commencement Date.

(ii)                     Business Day Convention: If any date referred to in these Conditions that is specified to be subject to adjustment in accordance with a Business Day Convention would otherwise fall on a day that is not a Business Day, then, if the Business Day Convention specified is:

(A)                the Floating Rate Business Day Convention, such date shall be postponed to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event (x) such date shall be brought forward to the immediately preceding Business Day and (y) each subsequent such date shall be the last Business Day of the month in which such date would have fallen had it not been subject to adjustment;

(B)                  the Following Business Day Convention, such date shall be postponed to the next day that is a Business Day;

(C)                  the Modified Following Business Day Convention, such date shall be postponed to the next day that is a Business Day unless it would thereby fall into the next calendar month, in which event such date shall be brought forward to the immediately preceding Business Day; or

(D)                 the Preceding Business Day Convention, such date shall be brought forward to the immediately preceding Business Day.

(iii)                  Rate of Interest for Floating Rate Notes: The Rate of Interest in respect of Floating Rate Notes, other than in the case of BBSW Notes or BKBM Notes (unless the relevant Final Terms specify otherwise), provisions in respect of which are set out in Condition 5(c) below, for each Interest Accrual Period shall be determined in the manner specified in the Final Terms and the provisions below relating to either ISDA Determination or Screen Rate Determination shall apply, depending upon which is specified in the Final Terms.

(A)                ISDA Determination for Floating Rate Notes

Where ISDA Determination is specified in the Final Terms as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Accrual Period shall be determined by the Calculation Agent as a rate equal to the relevant ISDA Rate. For the purposes of this subparagraph (A), “ISDA Rate” for an Interest Accrual Period means a rate equal to the Floating Rate that would be determined by the Calculation Agent under a Swap Transaction under the terms of an agreement incorporating the ISDA Definitions and under which:

(x)                      the Floating Rate Option is as specified in the Final Terms;

(y)                    the Designated Maturity is a period specified in the Final Terms; and

(z)                      the relevant Reset Date is the first day of that Interest Accrual Period unless otherwise specified in the Final Terms. For the purposes of this sub-paragraph (A), “Floating Rate”, “Calculation Agent”, “Floating Rate Option”, “Designated Maturity”, “Reset Date”, and “Swap Transaction” have the meanings given to those terms in the ISDA Definitions.

(B)                  Screen Rate/Reference Bank Determination for Floating Rate Notes

(x)                      If Screen Rate Determination is specified in the Final Terms as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Accrual Period shall be (as determined by the Calculation Agent):

(I)                      the offered quotation; or

(II)                  the arithmetic mean of the offered quotations,

for the Reference Rate in each case appearing on the Relevant Screen Page at the Relevant Time on the Interest Determination Date;

(y)                    if sub-paragraph (x)(I) applies and no Reference Rate appears on the Relevant Screen Page at the Relevant Time on the Interest Determination Date or if sub-paragraph (x)(II) applies and fewer than two offered quotations appear on the Relevant Screen Page at the Relevant Time on the Interest Determination Date, subject as provided below, the Rate of Interest shall be the arithmetic mean of the offered quotations that each of the Reference Banks is quoting (or such of them, being at least two, as are so quoting) to leading banks in the Relevant Financial Centre at the Relevant Time on the Interest Determination Date for deposits of the Specified Currency for a term equal to the relevant Interest Accrual Period, as determined by the Calculation Agent; and

(z)                      if paragraph (y) above applies and the Calculation Agent determines that fewer then two Reference Banks are so quoting the Reference Rate, subject as provided below, the Rate of Interest shall be the arithmetic mean of the rates per annum (expressed as a percentage), which the Calculation Agent determines to be the nearest equivalent to the Reference Rate, in respect of deposits of the Specified Currency that at least two out of five leading banks selected by the Calculation Agent (after consultation with the Issuer) in the Principal Financial Centre of the country of the Specified Currency, in each case as selected by the Calculation Agent (after consultation with the Issuer), are quoting at or about the Relevant Time for a period commencing on the Effective Date equivalent to the relevant Interest Accrual Period to leading banks carrying on business in (i) Europe, or (ii) (if the Calculation Agent determines that fewer than two of such banks are so quoting to such leading banks in Europe) the Principal Financial Centre; except that, if fewer than two of such banks are so quoting to such leading banks, the Rate of Interest shall be the Rate of Interest determined on the previous Interest Determination Date (after readjustment for any difference between any Margin, Rate Multiplier or Maximum or Minimum Rate of Interest applicable to the preceding Interest Accrual Period and to the relevant Interest Accrual Period).

(iv)                 Rate of Interest for Index Linked Interest Notes: The Rate of Interest in respect of Index Linked Interest Notes for each Interest Accrual Period shall be determined in the manner specified in the Final Terms and interest will accrue by reference to an Index or Formula as specified in the Final Terms.

(c)                   Rate of Interest on BBSW Notes or BKBM Notes

If a Note is specified to be a BBSW Note or BKBM Note, the Rate of Interest for each Interest Accrual Period will be determined by the Calculation Agent at or about the Relevant Time on the Interest Determination Date in respect of such Interest Accrual Period in accordance with the following:

(i)                        the Rate of Interest shall be the stated average (expressed as an interest rate per annum and rounded up, if necessary, to, in the case of BBSW Notes, the fourth decimal place and, in the case of BKBM Notes, the fifth decimal place) of the mean buying and selling rates (for the purposes of this Condition 5(c), each such rate a “quotation”) of each BBSW Reference Bank or BKBM Reference Bank, as the case may be, (each as defined below) excluding the highest and lowest quotations for bank bills having a tenor approximately equal to the relevant Interest Accrual Period as set forth on the display page designated on page “BBSW” or “BKBM”, as the case may be on the Reuters screen service (“BBSW Reuters Page” or “BKBM Reuters Page”, as the case may be) or such other information service as may replace the BBSW Reuters Page or BKBM Reuters Page, as the case may be, for the purpose of displaying Australian dollar bank bill rates or New Zealand dollar bank bill rates, as the case may be, of leading financial institutions in Australia or New Zealand, as the case may be, at or about the Relevant Time on the relevant Interest Determination Date in respect of such Interest Accrual Period, converted by the Calculation Agent (by dividing such Interest Rate by 365 and then multiplying it by 360) into a rate expressed on a 360-day year basis;

(ii)                     if, at or about the Relevant Time on any Interest Determination Date, the quotation of only two BBSW Reference Banks or BKBM Reference Banks, as the case may be, is available, or no such quotations are available, on the BBSW Reuters Page or BKBM Reuters Page, as the case may be, or if the BBSW Reuters Page or the BKBM Reuters Page, as the case may be, is unavailable, the Calculation Agent shall at or about the Relevant Time on such Interest Determination Date request the principal office of each of the BBSW Reference Banks or BKBM Reference Banks, as the case may be, to provide the Calculation Agent with its quotation (expressed as an interest rate per annum) for the Australian dollar bank bills or New Zealand dollar bank bills, as the case may be, having a tenor approximately equal to the relevant Interest Accrual Period. The Rate of Interest for such Interest Accrual Period shall be the arithmetic mean (rounded up as aforesaid) of such quotations excluding the highest and lowest quotations, as determined by the Calculation Agent and converted by the Calculation Agent (by dividing such Rate of Interest by 365 and then multiplying it by 360) into a rate expressed on a 360-day year basis;

(iii)                  if, at or about the Relevant Time on any Interest Determination Date only two or less quotations are available under sub-paragraph (i) above, but at least three but fewer than all the BBSW Reference Banks or BKBM Reference Banks, as the case may be, provide the Calculation Agent with quotations as referred to in sub-paragraph (ii) above, the Rate of Interest for the relevant Interest Accrual Period shall be determined in accordance with sub-paragraph (ii) above, on the basis of the quotations of those BBSW Reference Banks or BKBM Reference Banks, as the case may be, providing such quotations; and

(iv)                 if, at or about the Relevant Time on any Interest Determination Date, the Rate of Interest cannot be determined by reference to any of sub-paragraphs (i), (ii) and (iii) above, the Rate of Interest for the relevant Interest Accrual Period shall, subject as provided below, be the rate par annum, converted by the Calculation Agent (by dividing such Rate of Interest by 365 and then multiplying it by 360) into a rate expressed on a 360-day basis, which the Calculation Agent determines to be either (A) the arithmetic mean (rounded upwards as aforesaid) of the offered rates (excluding the highest and lowest of such offered rates) which leading financial institutions selected by the Calculation Agent (after consultation with the Issuer) are quoting at or about the Relevant Time on such Interest Determination Date for bank bills for such Interest Accrual Period to the principal office of each of the BBSW Reference Banks or BKBM Reference Banks, as the case may be, or those of them (being at least three in number) to which such offered rates are, in the opinion of the Calculation Agent, being so quoted, or (B) in the event that the Calculation Agent can determine no such arithmetic mean, the arithmetic mean (rounded, upwards as aforesaid) of the offered rates (excluding the highest and lowest of such offered rates) which leading financial institutions selected by the Calculation Agent (after consultation with the Issuer) are quoting on such date to leading financial institutions which have their head offices in Europe for bank bills for such Interest Accrual Period; provided that if the financial institutions selected as referred to in (B) above by the Calculation Agent are not quoting as mentioned above, the Rate of Interest for the relevant Interest Accrual Period shall be the Rate of Interest in effect for the last preceding Interest Accrual Period.

In relation to BBSW Notes or BKBM Notes, as the case may be, unless stated to the contrary on the face thereof, “BBSW Reference Banks” or “BKBM Reference Banks”, as the case may be, shall mean the financial institutions appearing on the BBSW Reuters Page or BKBM Reuters Page, as the case may be, (or any replacement page thereof) at or about the Relevant Time on the relevant Interest Determination Date provided that if on such Interest Determination Date there are less than three financial institutions appearing on the BBSW Reuters Page or BKBM Reuters Page, as the case may be, for any replacement page thereof) or the BBSW Reuters Page or BKBM Reuters Page, as the case may be, is unavailable, the “BBSW Reference Banks” or “BKBM Reference Banks”, as the case may be, shall be the financial institutions appearing on the BBSW Reuters Page or BKBM Reuters Page, as the case may be, (or any replacement page thereof) at or about the Relevant Time on the last preceding date on which two or more financial institutions so appeared.

(d)                  Zero Coupon Notes

Where a Note, the Interest Basis of which is specified in the Final Terms to be Zero Coupon, is repayable prior to the Maturity Date and is not paid when due, the amount due and payable prior to the Maturity Date shall be the Early Redemption Amount of such Note, unless otherwise specified in the Final Terms. As from the Maturity Date, the Rate of Interest for any overdue principal of such a Note shall be a rate per annum (expressed as a percentage) equal to the Amortisation Yield.

(e)                   Dual Currency Notes

In the case of Dual Currency Notes, if the rate or amount of interest is to be determined by reference to a Rate of Exchange or a method of calculating Rate of Exchange, the rate or amount of interest payable shall be determined in the manner specified in the Final Terms.

(f)                      Partly Paid Notes

In the case of Partly Paid Notes (other than Partly Paid Notes which are Zero Coupon Notes), interest will accrue as aforesaid on the paid-up Nominal Amount of such Notes and otherwise as specified in the Final Terms.

(g)                  Accrual of Interest

Interest shall cease to accrue on each Note on the due date for redemption unless, upon due presentation, payment is improperly withheld or refused, in which event interest shall continue to accrue (after, as well as before, judgment) at the Rate of Interest in the manner provided in this Condition 5 to the Relevant Date.

(h)                  Margin Maximum/Minimum Rates of Interest, Instalment Amounts and Redemption Amounts, Rate Multipliers and Rounding

(i)                        If any Margin or Rate Multiplier is specified in the Final Terms (either (x) generally, or (y) in relation to one or more Interest Accrual Periods), an adjustment shall be made to all Rates of Interest, in the case of (x), or the Rates of Interest for the specified Interest Accrual Periods, in the case of (y), calculated in accordance with (b) or (c) above by adding (if a positive number) or subtracting the absolute value (if a negative number) of such Margin or multiplying such Rate Multiplier, subject always to the next paragraph;

(ii)                     If any Maximum or Minimum Interest Rate, Instalment Amount or Redemption Amount is specified in the Final Terms, then any Rate of Interest, Instalment Amount or Redemption Amount shall be subject to such maximum or minimum, as the case may be;

(iii)                  Subject to the requirements of applicable law, for the purposes of any calculations required pursuant to these Conditions (unless otherwise specified), (x) all percentages resulting from such calculations shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (with halves being rounded up), (y) all figures shall be rounded to seven decimal places (with halves being rounded up) and (z) all currency amounts that fall due and payable shall be rounded to the nearest unit of such currency (with halves being rounded up), save in the case of yen, which shall be rounded down to the nearest yen. For these purposes “unit” means, with respect to any currency other than euro, the lowest amount of such currency that is available as legal tender in the country of such currency and, with respect to euro, means 0.01 euro, as the case may be.

(i)                     Calculations

The amount of interest payable in respect of any Note for any period shall be calculated by multiplying the product of the Rate of Interest and the outstanding Nominal Amount of such Note by the Day Count Fraction, unless an Interest Amount (or a formula for its calculation) is specified in the Final Terms in respect of such period, in which case the amount of interest payable in respect of such Note for such period shall equal such Interest Amount (or be calculated in accordance with such formula). Where any Interest Period comprises two or more Interest Accrual Periods, the amount of interest payable in respect of such Interest Period shall be the sum of the amounts of interest payable in respect of each of those Interest Accrual Periods.

(j)                      Determination and Publication of Rate of Interest, Interest Amounts, Final Redemption Amounts and Instalment Amounts

As soon as practicable after the Relevant Time on each Interest Determination Date or such other time on such date as the Calculation Agent may be required to calculate any rate or amount or Instalment Amount, obtain any quotation or make any determination or calculation, it shall determine such rate and calculate the Interest Amounts in respect of each Specified Denomination of the Notes for the relevant Interest Accrual Period, calculate the Final Redemption Amount, Early Redemption Amount, Optional Redemption Amount or Instalment Amount, obtain such quotation or make such determination or calculation, as the case may be, and cause the Rate of Interest and the Interest Amounts for each Interest Accrual Period and the relevant Interest Payment Date and, if required to be calculated, the Final Redemption Amount, Early Redemption Amount, Optional Redemption Amount or any Instalment Amount to be notified to the Fiscal Agent, the Issuer, the Guarantor (if applicable), each of the Paying Agents, the Noteholders, the Registrar, any other Calculation Agent appointed in respect of the Notes that is to make a further calculation upon receipt of such information and, if the Notes are listed on a stock exchange (and/or admitted to listing, trading and/or quotation on any other listing authority, stock exchange and/or quotation system) and the rules of such listing authority, stock exchange and/or quotation system so require, such listing authority, stock exchange and/or quotation system as soon as possible after their determination but in no event later than (y) the commencement of the relevant Interest Accrual Period, if determined prior to such time in the case of notification to such exchange of a Rate of Interest and Interest Amount, or (z) in all other cases, the fourth Business Day after such determination. Where any Interest Payment Date or Interest Accrual Period is subject to adjustment pursuant to Condition 6(b)(ii), the Interest Amounts and the Interest Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Accrual Period. If the Notes become due and payable under Condition 10 (Events of Default). the accrued interest and the Rate of Interest payable in respect of the Notes shall nevertheless continue to be calculated as previously in accordance with this Condition but no publication of the Rate of Interest or the Interest Amount so calculated need be made. The determination of any rate or amount, the obtaining of each quotation and the making of each determination or calculation by the Calculation Agent(s) shall (in the absence of manifest error) be final and binding upon all parties.

(k)                  Definitions

In these Conditions, unless the context otherwise requires, the following defined terms shall have the meanings set out below:

“Amortisation Yield” has the meaning given in Condition 6(c)(B) unless otherwise specified in the Final Terms.

“Amortised Face Amount” has the meaning given in Condition 6(c)(B) unless otherwise specified in the Final Terms.

“APRA” means the Australian Prudential Regulation Authority (or any successor organisation).

“BBSW Note” means a Floating Rate Note denominated in Australian dollars.

“BKBM Note” means a Floating Rate Note denominated in New Zealand dollars.

“Business Day” means:

(i)                        a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments generally in London and, where ANZBGL is the Issuer, Sydney or, where ANZNBL or ANZNIL is the Issuer. Auckland and Wellington; and

(ii)                     in the case of:

(a)                    a Specified Currency other than euro, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments generally in the Principal Financial Centre for such Specified Currency; or

(b)                   in the case of euro, a TARGET Business Day; and

(iii)                  in the case of one or more Additional Business Centres, a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in the Additional Business Centres or, if no currency is indicated, generally in each of the Additional Business Centres, unless otherwise specified in the relevant Final Terms.

“Day Count Fraction” means, in relation to the calculation of an amount of interest on any Note for any period of time (from and including the first day of such period to but excluding the last) (whether or not constituting an Interest Accrual Period, the “Calculation Period”):

(i)                        if “Actual/360” is specified in the Final Terms, the actual number of days in the Calculation Period divided by 360.

(ii)                     if “Actual/365” is specified in the Final Terms, the actual number of days in the Calculation Period divided by 365 (or, if any portion of that Calculation Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Calculation Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Calculation Period falling in a non-leap year divided by 365);

(iii)                  if “Actual/365 (Fixed)” is specified in the Final Terms, the actual number of days in the Calculation Period divided by 365;

(iv)                 if “Actual/Actual(ICMA)” is specified in the Final Terms:

(a)                    if the Calculation Period is equal to or shorter than the Determination Period during which it falls, the number of days in the Calculation Period divided by the product of:

(x)                      the number of days in such Determination Period; and

(y)                    the number of Determination Periods normally ending in any year; and

(b)                   if the Calculation Period is longer than one Determination Period, the sum of:

(x)                      the number of days in such Calculation Period falling in the Determination Period in which it begins divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Periods normally ending in any year; and

(y)                    the number of days in such Calculation Period falling in the next Determination Period divided by the product of (1) the number of days in such Determination Period and (2) the number of Determination Periods normally ending in any year where:

“Determination Period” means the period from and including an Interest Payment Date in any year to but excluding the next Interest Payment Date;

(v)                    if “30/360” is specified in the Final Terms, the number of days in the Calculation Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months); and

(vi)                 if “30E/360” or “Eurobond Basis” is specified in the Final Terms, the number of days in the Calculation Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the Calculation Period unless, in the case of the final Calculation Period, the date of final maturity is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month).

“Early Redemption Amount” means, in relation to a Note other than a Zero Coupon Note, its Nominal Amount unless otherwise specified in the Final Terms or, in relation to a Zero Coupon Note, as specified in Condition 6(c).

“Effective Date” means, with respect to any Floating Rate to be determined on an Interest Determination Date, unless otherwise specified in the Final Terms, the first day of the Interest Accrual Period to which such Interest Determination Date relates.

“EURIBOR” means the Euro-Zone inter-bank offered rate.

“Euro-Zone” means the region comprised of Member States of the European Union that adopt the single currency in accordance with the Treaty establishing the European Community, as amended (the “Treaty”).

“Event of Default” in respect of Unsubordinated Notes, has the meaning given in Condition 10(a) and, in respect of Subordinated Notes, has the meaning given in Condition 10(b).

“Exercise Notice” has the meaning given in Condition 6(e).

“Extraordinary Resolution” has the meaning given in Condition 12(a).

“Final Redemption Amount” means, in relation to a Note, its Nominal Amount unless otherwise specified in the Final Terms.

“Interest Amount” means the amount of interest payable, and in the case of Fixed Rate Notes, means the Fixed Coupon Amount or Broken Amount, as the case may be.

“Interest Accrual Period” means the period beginning on (and including) the Interest Commencement Date and ending on (but excluding) the first Interest Period Date and each successive period beginning on (and including) an Interest Period Date and ending on (but excluding) the next succeeding Interest Period Date, except that the final Interest Accrual Period ends on (but excludes) the Maturity Date or the date of any earlier redemption of a Note in accordance with the Conditions.

“Interest Commencement Date” means the Issue Date or such other date as may be specified in the Final Terms.

“Interest Determination Date” means, with respect to a Rate of Interest and Interest Accrual Period, the date specified as such in the Final Terms or, if none is so specifed, (i) the first day of such Interest Accrual Period if the Specified Currency is Sterling or if the Notes are BBSW Notes or BKBM Notes or (ii) except for BBSW Notes or BKBM Notes, the day falling two Business Days for the Specified Currency prior to the first day of such interest Accrual Period if the Specified Currency is neither Sterling nor euro or (iii) the day falling two TARGET Business Days prior to the first day of such Interest Accrual Period if the Specified Currency is euro.

“Interest Period” means the period beginning on (and including) the Interest Commencement Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date, except that the final Interest Period ends on (but excludes) the Maturity Date or the date of any earlier redemption of a Note in accordance with the Conditions.

“Interest Period Date” means each Interest Payment Date unless otherwise specified in the Final Terms.

“ISDA Definitions” means, unless otherwise specified in the Final Terms, the 2000 ISDA Definitions published by the International Swaps and Derivatives Associations, Inc.

“Issue Date” means the date of issue of the Notes as specified in the Final Terms;

“LIBOR” means the London inter-bank offered rate;

“Nominal Amount” in respect of a Note means the outstanding nominal amount of that Note.

“Principal Financial Centre” means, in relation to a Specified Currency or any other currency, the principal financial centre of the country of that Specified Currency or other currency, which in the case of euro, is the Euro-Zone.

“Rate of Interest” means the rate of interest payable from time to time in respect of this Note and that is either specified or calculated in accordance with the provisions set out in the Final Terms.

“Record Date” has the meaning given in Condition 7(b)(ii).

“Redemption Amount(s)” means the Final Redemption Amount, Early Redemption Amount, Optional Redemption Amount, Maximum Redemption Amount or Minimum Redemption Amount, as the case may be.

“Reference Banks” means (other than in relation to BBSW Notes or BKBM Notes, separate provisions for which are contained in Condition 5(c)) the institutions specified as such in the Final Terms or, if none, four major banks selected by the Calculation Agent in the interbank market (or, if appropriate, money, swap or over-the-counter index options market) that is most closely connected with the Reference Rate specified in the Final Terms which, if the relevant Reference Rate is EURIBOR, shall be the Euro-Zone.

“Relevant Date” has the meaning given in Condition 8.

“Relevant Financial Centre” means, with respect to any Floating Rate to be determined in accordance with Screen Rate Determination on an Interest Determination Date:

(i)                        (A) in the case of BBSW Notes, Sydney (B) in the case of BKBM Notes, either Wellington or Auckland, New Zealand or (C) in either case such other financial centre as may be specified in the Final Terms; and

(ii)                     in all other cases, the financial centre specified as such in the Final Terms or, if none is so specified, the Principal Financial Centre with which the relevant Reference Rate is most closely connected (which, where the Specified Currency is euro, shall be the Euro-Zone) or, if none is so connected, London.

“Relevant Time” with respect to any Interest Determination Date, unless otherwise specified in the Final Terms, in the case of BBSW Notes is 10:10 a.m. Sydney time, in case of BKBM Notes is 10:45

a.m. Wellington time, in the case of LIBOR is 11:00 a.m. London time and in the case of EURIBOR is 11:00 a.m. Brussels time.

“Solvent” with respect to ANZBGL has the meaning given in Condition 3(b).

‘‘Specified Currency” means the currency specified as such in the Final Terms or, if none is specified, the currency in which the Notes are denominated.

“TARGET Business Day” means a day on which the TARGET System is open.

“TARGET System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer System.

“Unsubordinated Creditors” has the meaning given in Condition 3(b).

(l)                     Calculation Agent and Reference Banks

The Issuer and, if applicable, the Guarantor shall procure that there shall at all times be four Reference Banks (or such other number as may be required) with offices in the Relevant Financial Centre and one or more Calculation Agents if provision is made for them in the Final Terms and for so long as any Note is outstanding (as defined in the Agency Agreement). If any Reference Bank (acting through its relevant offices) is unable or unwilling to continue to act as a Reference Bank, then the Issuer or, failing which and if applicable, the Guarantor shall appoint another Reference Bank with an office in the Relevant Financial Centre to act as such in its place. Where more than one Calculation Agent is appointed in respect of the Notes, references in these Conditions to the Calculation Agent shall be construed as each Calculation Agent performing its respective duties under the Conditions. If the Calculation Agent is unable or unwilling to act as such or if the Calculation Agent fails duly to establish the Rate of Interest for an Interest Accrual Period or to calculate any Interest Amount, Instalment Amount, Final Redemption Amount or Optional Redemption Amount or to comply with any other requirement, the Issuer or, failing which and if applicable, the Guarantor shall appoint a leading bank or investment banking firm engaged in the interbank market (or, if appropriate, money, swap or over-the-counter index options market) that is most closely connected with the calculation or determination to be made by the Calculation Agent (acting through its principal London office or any other office actively involved in such market) to act as such in its place. The Calculation Agent may not resign its duties without a successor having been appointed as aforesaid.

(m)                Certificates to be final

All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions of this Condition 5 (Interest and other Calculations) shall (in the absence of wilful default, bad faith or manifest error) be binding on the Issuer, the Guarantor (if applicable), the Calculation Agent, the Fiscal Agent, the other Paying Agents (if any), the Registrar and all Noteholders, Receiptholders and Couponholders and (in the absence as aforesaid) no liability to the Issuer, the Noteholders, the Receiptholders or the Couponholders shall attach to the Calculation Agent in connection with the exercise or non-exercise by it of its powers, duties and discretions pursuant to such provisions.

6.                         Redemption, Purchase and Options

(a)                  Redemption by Instalments and Final Redemption

(i)                        Unless previously redeemed, purchased and cancelled as provided in this Condition 6 (Redemption Purchase and Options) or unless the relevant Instalment Date (being one of the dates so specified in the Final Terms) is extended pursuant to any Issuer’s or Noteholders’ option in accordance with Condition 6(d) or 6(e), each Note that provides for Instalment Dates and Instalment Amounts shall be partially redeemed on each Instalment Date at the related Instalment Amount specified in the Final Terms. The outstanding Nominal Amount of each such Note shall be reduced by the Instalment Amount (or, if such Instalment Amount is calculated by reference to a proportion of the Nominal Amount of such Note, such proportion) for all purposes with effect from the related Instalment Date, unless payment of the Instalment Amount is improperly withheld or refused on presentation of the related Receipt, in which case, such amount shall remain outstanding until the Relevant Date relating to such Instalment Amount.

(ii)                     Unless previously redeemed, purchased and cancelled as provided below or its maturity is extended pursuant to any issuer’s or Noteholders’ option in accordance with Condition 6(d) or 6(e), each Note shall be finally redeemed on the Maturity Date specified in the Final Terms at its

Final Redemption Amount or, in the case of a Note falling within paragraph (i) above, its final Instalment Amount.

(b)                  Redemption for taxation reasons

If, as a result of any change in or amendment to the laws or regulations of the jurisdiction of incorporation of the Issuer and/or, where the Issuer is acting through its branch, the jurisdiction, country or territory in which the branch through which the Issuer is acting as specified in the relevant Final Terms is located and/or, if applicable, the jurisdiction of incorporation of the Guarantor, or any political subdivision or any authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the Issue Date shown on the face of any Note, the Issuer or, if applicable, the Guarantor (if the Guarantor was or is obliged to make a payment under the Guarantee) has or will become obliged to pay additional amounts as provided in Condition 8 (Taxation), the Issuer may at its option, at any time (if this Note is neither a Floating Rate Note nor an Index Linked Interest Note) or on any Interest Payment Date (in the case of Floating Rate Notes or Index Linked Interest Notes), on giving not more than 60 nor less than 30 days’ notice to the Noteholders (which notice shall be irrevocable) redeem all, but not some only, of the Notes of the relevant Series at their Early Redemption Amount together with interest accrued to the date fixed for redemption, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer or, if applicable, the Guarantor would be obliged to pay such additional amounts were a payment in respect of the Notes then due or (as the case may be) an obligation to make a payment under the Guarantee were then made. Prior to the publication of any notice of redemption pursuant to this Condition 6(b), the Issuer shall deliver to the Fiscal Agent a certificate signed by two persons each of whom is either a Director or a General Manager or of equivalent status of the Issuer stating that the Issuer is entitled to effect such redemption and setting forth a statement of the facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred.

(c)                   Early Redemption of Zero Coupon Notes

(A)                The Early Redemption Amount payable in respect of any Zero Coupon Note that does not bear interest prior to the Maturity Date, the Early Redemption Amount of which is not linked to an index and/or a formula, upon redemption of such Note pursuant to Condition 6(b), (d) or (e) or upon it becoming due and payable as provided in Condition 10 (Events of Default), shall be the Amortised Face Amount (calculated as provided below) of such Note unless otherwise specified in the Final Terms.

(B)                  Subject to the provisions of sub-paragraph (C) below, the “Amortised Face Amount” of any such Note shall be the scheduled Final Redemption Amount of such Note on the Maturity Date discounted to the date of its early redemption at a rate per annum (expressed as a percentage) equal to the “Amortisation Yield” (which, if none is set out in the Final Terms, shall be such rate as would produce an Amortised Face Amount equal to the Issue Price of the Notes if such Notes were discounted back from the Maturity Date to the Issue Date) compounded annually. Where such calculation is to be made for a period of less than one year, it shall be made on the basis of the Day Count Fraction set out in the Final Terms.

(C)                  If the Early Redemption Amount payable in respect of any such Note upon its redemption pursuant to Condition 6(b), (d) or (e) or upon it becoming due and payable as provided in Condition 10 (Events of Default) is not paid when due, the Early Redemption Amount due and payable in respect of such Note shall be the Amortised Face Amount of such Note as defined in sub-paragraph (B) above, except that such sub-paragraph shall have effect as though the reference therein to the date on which the Note becomes due and payable were replaced by a reference to the Relevant Date. The calculation of the Amortised Face Amount in accordance with this sub-paragraph shall continue to be made (after, as well as before, judgment) until the Relevant Date, unless the Relevant Date falls on or after the Maturity Date, in which case the amount due and payable shall be the scheduled Final Redemption Amount of such Note on the Maturity Date together with any interest that may accrue in accordance with Condition 5(d).

Where such calculation is to be made for a period of less than one year, it shall be made on the basis of the Day Count Fraction.

(d)      Redemption at the Option of the Issuer and Exercise of Issuer’s Options

If a Call Option is included in the Final Terms, the Issuer may, on giving not less than fifteen or more than 30 days’ irrevocable notice (subject to such other notice period as may be specified in the Final Terms under “Option Exercise Date”) to the Noteholders redeem, or exercise any Issuer’s option (as may be described in the Final Terms) in relation to, all or, if so provided, some of the Notes on any Optional Redemption Date. Any such redemption of Notes shall be at their Optional Redemption Amount together with interest accrued to the date fixed for redemption. Any such redemption or exercise of the Issuer’s option shall just relate to Notes of a Nominal Amount at least equal to the Minimum Redemption Amount to be redeemed specified in the Final Terms and no greater than the Maximum Redemption Amount to be redeemed specified in the Final Terms.

All Notes in respect of which any such notice is given shall be redeemed, or the Issuer’s option shall be exercised, on the date specified in such notice in accordance with this Condition.

In the case of a partial redemption or a partial exercise of an Issuer’s option, the notice to Noteholders shall also contain the certificate numbers of the Notes to be redeemed or in respect of which such option has been exercised, which shall have been drawn in such place as may be fair and reasonable in the circumstances, having regard to prevailing market practices and in such manner as it deems appropriate, subject to compliance with any applicable laws and stock exchange requirements. So long as the Notes are listed on the Official List of the UK Listing Authority and admitted to trading on the Gilt Edged and Fixed Interest Market of the London Stock Exchange and/or admitted to listing, trading and/or quotation on any other listing authority, stock exchange and/or quotation system and the rules of the relevant listing authority, stock exchange and/or quotation system so require, the Issuer shall, once in each year in which there has been a partial redemption of the Notes, cause to be published in a leading newspaper of general circulation in London (which is expected to be the Financial Times) or as specified by such other listing authority, stock exchange and/or quotation system, a notice specifying the aggregate principal amount of Notes outstanding and a list of the Notes drawn for redemption but not surrendered.

(e)                   Redemption at the Option of Noteholders and Exercise of Noteholders’ Options

If Put Option is specified in the Final Terms, the Issuer shall, at the option of the holder of such Note, upon the holder of such Note giving not less than 15 nor more than 30 days’ notice to the Issuer (subject to such other notice period as may be specified in the Final Terms, under “Option Exercise Date”), redeem such Note on the Optional Redemption Date(s) so provided at its Optional Redemption Amount together with interest accrued to the date fixed for redemption.

To exercise such option or any other Noteholders’ option that may be set out in the Final Terms the holder must deposit (in the case of Bearer Notes) such Note (together with all unmatured Receipts and Coupons and unexchanged Talons) with any Paying Agent or (in the case of Registered Notes) the Certificate representing such Note(s) with the Registrar or any Transfer Agent at its specified office, together with a duly completed option exercise notice (“Exercise Notice”) in the form obtainable from any Paying Agent, the Registrar or any Transfer Agent (as applicable) within the notice period. No Note or Certificate so deposited and option exercised may be withdrawn (except as provided in the Agency Agreement) without the prior consent of the Issuer, except that such Note or Certificate will be returned to the relevant Noteholder by the Paying Agent, the Registrar or Transfer Agent with which it has been deposited if, prior to the due date for its redemption or the exercise of the option, the Note becomes immediately due and payable or if upon due presentation payment of the redemption moneys is not made or exercise of the option is denied.

(f)                      Partly Paid Notes

Partly Paid Notes will be redeemed, whether at maturity, early redemption or otherwise, in accordance with the provisions of this Condition and the provisions specified in the Final Terms.

(g)                  Purchases

Where ANZBGL is the Issuer of this Note, ANZBGL is taken to represent as at the date of issue of this Note, that it does not know, or have any reasonable grounds to suspect, that this Note or any interest in this Note is being or will later be, acquired either directly or indirectly by an Offshore Associate of ANZBGL (acting other than in the capacity of a dealer, manager or underwriter in relation to the placement of this Note or a clearing house, custodian, funds manager or responsible entity of a registered scheme within the meaning of the Corporations Act 2001 of Australia).

“Offshore Associate” means an associate (as defined in section 128F of the Income Tax Assessment Act 1938 (the “Australian Tax Act”, which term includes any successor legislation)) of ANZBGL that is either a non-resident of the Commonwealth of Australia which does not acquire the Notes in carrying on a business at or through a permanent establishment in Australia or, alternatively, a resident of Australia that acquires the Notes in carrying on business at or through a permanent establishment outside of Australia.

The Issuer, the Guarantor and any of their respective subsidiaries may, to the extent permitted by applicable laws and regulations, at any time purchase Notes (provided that all unmatured Receipts and Coupons and unexchanged Talons relating thereto are attached thereto or surrendered therewith) in the open market or otherwise at any price.

Notes purchased by the Issuer, the Guarantor or any of their respective subsidiaries may be surrendered by the purchaser through the Issuer to the Fiscal Agent or any Paying Agent for cancellation or may at the option of the Issuer, the Guarantor or the relevant subsidiary be held or resold.

(h)                  Cancellation

All Notes redeemed by the Issuer or surrendered by the purchaser through the Issuer for cancellation pursuant to Condition 6(e) shall be surrendered for cancellation, in the case of Bearer Notes, by surrendering each such Note together with all unmatured Receipts and Coupons and all unexchanged Talons to, or to the order of, the Fiscal Agent and, in the case of Registered Notes, by surrendering the Certificate representing such Notes to the Registrar and, in each case, if so surrendered, shall, together with all Notes redeemed by the Issuer, be cancelled forthwith (together with all unmatured Receipts and Coupons and unexchanged Talons attached thereto or surrendered therewith). Any Notes so surrendered for cancellation may not be reissued or resold and the obligations of the Issuer in respect of any such Notes shall be discharged.

(i)                     Consent of APRA

Notwithstanding anything to the contrary in this Condition 6 (Redemption, Purchase and Options), unless otherwise specified or determined by APRA, where ANZBGL is the Issuer, ANZBGL may not redeem any Subordinated Notes under paragraphs (b), (c), (d), or (e) above or prior to the Maturity Date under paragraphs (a) or (f) above or purchase any Subordinated Notes under paragraph (g) above without the prior approval of APRA.

7.        Payments and Talons

(a)                  Bearer Notes

Payments of principal and interest in respect of Bearer Notes shall, subject as mentioned below, be made against presentation and surrender of the relevant Receipts (in the case of payments of Instalment Amounts other than on the due date for redemption and provided that the Receipt is presented for payment together with its relative Note). Notes (in the case of all other payments of principal and, in the case of interest, as specified in Condition 7(f)(vi)) or Coupons (in the case of interest, save as specified in Conditions 7(f)(ii) and (vi)), as the case may be, at the specified office of any Paying Agent outside the United States by a cheque payable in the currency in which such payment is due drawn on, or. at the option of the holder, by transfer to an account denominated in that currency with, a bank in the Principal Financial Centre for that currency; provided, however, that:

(i)                        payments in a Specified Currency other than euro will be made by transfer to an account in the relevant Specified Currency (which, in the case of Japanese Yen, shall be a non-resident account) maintained by the payee with, or by a cheque in such Specified Currency drawn on, a bank in the Principal Financial Centre of the country of such Specified Currency (which (a) if the Specified Currency is New Zealand dollars shall be Wellington and Auckland; provided that where the London branch of ANZNIL is the Issuer (as specified in the Final Terms relating to the Notes) such account and bank shall be located outside of New Zealand, and (b) if the Specified Currency is Australian dollars, shall be Sydney); and

(ii)                     payments in euro will be made by credit or transfer to a euro account (or any other account to which euro may be credited or transferred) specified by the payee or, at the option of the payee, by a euro cheque; provided that where the London branch of ANZMIL is the Issuer (as specified in the Final Terms relating to the Notes) such euro account or bank on which such euro cheque is drawn shall be located outside of New Zealand.

(b)                  Registered Notes

(i)                        Payments of principal (which for the purposes of this Condition 7(b) shall include final Instalment Amounts but not other Instalment Amounts) in respect of Registered Notes shall be made against presentation and surrender of the relevant Certificates at the specified office of any of the Transfer Agents or of the Registrar in the manner provided in sub-paragraph (ii) below.

(ii)                     Interest (which for the purpose of this Condition 7(b) shall include all Instalment Amounts other than final Instalment Amounts) on Registered Notes shall be paid to the person shown on the Register at the close of business on the fifteenth day before the due date for payment thereof (the “Record Date”). Payments of interest in respect of each Registered Note shall be made in the relevant Specified Currency by cheque drawn on a bank in the Principal Financial Centre of the country of such Specified Currency (which (a) if the Specified Currency is New Zealand dollars shall be Wellington and Auckland; provided that where the London branch of ANZNIL is the Issuer (as specified in the Final Terms relating to the Notes) such account and bank shall be located outside of New Zealand, and (b) if the Specified Currency is Australian dollars, shall be Sydney), and mailed to the holder (or the first named of joint holders) of such Note at its address appearing in the Register. Upon application by the holder to the specified office of the Registrar or any Transfer Agent before the Record Date and subject as provided in paragraph 7(a) above, such payment of interest may be made by transfer to an account in the Specified Currency maintained by the payee with a bank in the Principal Financial Centre of the country of such Specified Currency (which (a) if the Specified Currency is New Zealand dollars shall be Wellington and Auckland; provided that where the London branch of ANZNIL is the Issuer (as specified in the Final Terms relating to the Notes) such account and bank shall be located outside of New Zealand, and (b) if the Specified Currency is Australian dollars, shall be Sydney); provided, however, that in the case of euro, the transfer may be to, or the cheque drawn on, a euro account with a bank in the European Union.

(c)                   Payments in the United States

Notwithstanding the foregoing, if any Bearer Notes are denominated in U.S. dollars, payments in respect thereof may be made at the specified office of any Paying Agent in New York City in the same manner as aforesaid if (i) the Issuer shall have appointed Paying Agents with specified offices outside the United States with the reasonable expectation that such Paying Agents would be able to make payment of the amounts on the Notes in the manner provided above when due, (ii) payment in full of such amounts at all such offices is illegal or effectively precluded by exchange controls or other similar restrictions on payment or receipt of such amounts and (iii) such payment is then permitted by United States law, without involving, in the opinion of the Issuer, any adverse tax consequence to the Issuer.

(d)                  Payments subject to Fiscal Laws

All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives, but without prejudice to the provisions of Condition 8 (Taxation). No commission or expenses shall be charged to the Noteholders or Couponholders in respect of such payments.

(e)                   Appointment of Agents

The Fiscal Agent, the other Paying Agents (if any), the Registrar, the Transfer Agents and the Calculation Agent initially appointed by the Issuer and the Guarantor and their respective specified offices are listed below. The Fiscal Agent, the other Paying Agents (if any), the Registrar, Transfer Agents and the Calculation Agent act solely as agents of the Issuer and, if applicable, the Guarantor and do not assume any obligation or relationship of agency or trust for or with any Noteholder or Couponholder. The Issuer and, if applicable, the Guarantor reserves the right at any time to vary or terminate the appointment of the Fiscal Agent, any other Paying Agent, the Registrar, any Transfer Agent or the Calculation Agent and to appoint additional or other Paying Agents or Transfer Agents, provided that the Issuer and, if applicable, the Guarantor shall at all times maintain (i) a Fiscal Agent, (ii) a Registrar in relation to Registered Notes, (iii) a Transfer Agent in relation to Registered Notes (including a Transfer Agent having its specified office in London so long as any Registered Notes are listed on the Official List of the UK Listing Authority and admitted to trading on the London Stock

Exchange), (iv) one or more Calculation Agent(s) where the Conditions so require, (v) Paying Agents having specified offices in at least two major European cities (including London so long as the Notes are listed on the Official List of the UK Listing Authority and admitted to trading on the London Stock Exchange), (vi) such other agents as may be required by the rules of any other listing authority, stock exchange and/or quotation system on which the Notes may be admitted to listing, trading and/or quotation and (vii) a Paying Agent in an EU Member State that will not be obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any other Directive Implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive, provided that there is an EU Member State in which no such obligation is imposed.

In addition, the Issuer and, if applicable, the Guarantor shall forthwith appoint a Paying Agent in New York City in respect of any Bearer Notes denominated in U.S. dollars in the circumstances described in Condition 7(c).

Notice of any such change or any change of any specified office shall promptly be given to the Noteholders in accordance with Condition 15 (Notices).

(f)                      Unmatured Coupons and Receipts and unexchanged Talons

(i)                        In the case of Fixed Rate Notes, and unless the Final Terms provides that the relative Coupons are to become void upon the due date for redemption of those Notes, Bearer Notes should be surrendered for payment together with all unmatured Coupons (if any) appertaining thereto, failing which an amount equal to the face value of each missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the amount of such missing unmatured Coupon which the sum of principal so paid bears to the total principal due) will be deducted from the Final Redemption Amount, Early Redemption Amount or Optional Redemption Amount, as the case may be, due for payment. Any amount so deducted will be paid in the manner mentioned above against surrender of such missing Coupon within a period of 10 years from the Relevant Date for the payment of such principal (whether or not such Coupon has become void pursuant to Condition 9 (Prescription)).

(ii)                     In the case of Floating Rate Notes, unless the Final Terms provides otherwise, upon the due date for redemption of any Bearer Note, unmatured Coupons relating to such Note (whether or not attached) shall become void and no payment shall be made in respect of them.

(iii)                  Upon the due date for redemption of any Bearer Note, any Talon relating to such Note (whether or not attached) shall become void and no Coupon shall be delivered in respect of such Talon.

(iv)                 Upon the due date for redemption of any Bearer Note which is redeemable in instalments, all Receipts relating to such Note having an Instalment Date falling on or after such due date (whether or not attached) shall become void and no payment shall be made in respect of them.

(v)                    Where any Bearer Note which provides that the relative Coupons are to become void upon the due date for redemption of those Notes is presented for redemption without all unmatured Coupons and any unexchanged Talon relating to it, and where any Bearer Note is presented for redemption without any unexchanged Talon relating to it, redemption shall be made only against the provisions of such indemnity as the Issuer may require.

(vi)                 If the due date for redemption of any Notes is not a due date for payment of interest, interest accrued from the preceding due date for payment of interest or the Interest Commencement Date, as the case may be, shall only be payable against presentation (and surrender if appropriate) of the relevant Note or Certificate representing it, as the case may be, interest accrued on a Note which only bears interest after its Maturity Date shall be payable on redemption of such Note against presentation of the relevant Note or Certificate representing it, as the case may be.

(g)                  Talons

On or after the Interest Payment Date for the final Coupon forming part of a Coupon sheet issued in respect of any Bearer Note, the Talon forming part of such Coupon sheet may be surrendered at the specified office of the Fiscal Agent in exchange for a further Coupon sheet (and if necessary another Talon for a further Coupon sheet) (but excluding any Coupons that may have become void pursuant to Condition 9 (Prescription)).

(h)                  Non-Business Days

If any date for payment in respect of any Note, Receipt or Coupon is not a Payment Business Day, the holder shall not be entitled to payment until the next following Payment Business Day nor to any interest or other sum in respect of such postponed payment. In this paragraph, “Payment Business Day” means a day (other than a Saturday or a Sunday) on which:

(i)                        commercial banks and foreign exchange markets settle payments generally in such jurisdictions as shall be specified as “Additional Financial Centres” in the Final Terms, in Sydney where ANZBGL is the issuer, in London, Auckland and Wellington where ANZNIL is the Issuer and in Auckland and Wellington where ANZNBL is the Issuer and, where relevant, in the relevant place of presentation; and

(ii)                     (in the case of a payment in a currency other than euro or Australian dollars where ANZBGL is the Issuer, or New Zealand dollars where ANZNBL or, as the case may be, ANZBGL is the Issuer, where payment is to be made by transfer in the relevant currency to an account maintained with a bank) foreign exchange transactions may be carried on in the relevant currency in the Principal Financial Centre of the country of such currency; or

(iii)                  (in the case of a payment in euro) banks are open for business and carrying out transactions in euro in the jurisdiction in which the account specified by the payee is located and a day on which the TARGET System is open.

(i)                     Euro and Redenomination

References to euro are to the currency introduced at the start of the third stage of European economic and monetary union pursuant to Article 123 of the Treaty.

Unless otherwise specified in the Final Terms, Notes denominated in the currency of a Member State that does not participate in the third stage of European economic and monetary union prior to the Issue Date of the relevant Notes may, at the election of the Issuer, be subject to redenomination in the manner set out below. In relation to such Notes the Issuer may, without the consent of the Noteholders or Couponholders, on giving at least 30 days’ prior notice to Noteholders, the Fiscal Agent and each of the Paying Agents and Transfer Agents, designate a “Redenomination Date” for the Notes, being a date for payment of interest under the Notes falling on or after the date on which the relevant Member State commences participation in such third stage.

With effect from the Redenomination Date, notwithstanding the other provisions of the Conditions:

(i)                        the Notes shall (unless already so provided by mandatory provisions of applicable law) be deemed to be redenominated in euro in the denomination of euro 0.01 with a principal amount for each Note equal to the principal amount of that Note in the Relevant Currency, converted into euro at the rate for conversion of the Relevant Currency into euro established by the Council of the European Union pursuant to the Treaty (including compliance with rules relating to rounding in accordance with European Community regulations) provided that, if the Issuer determines that the then market practice in respect of the redenomination into euro 0.01 of internationally offered securities is different from the provisions specified above, such provisions shall be deemed to be amended so as to comply with such market practice and the Issuer shall promptly notify the Noteholders, any listing authority, stock exchange and/or quotation system on which the Notes may be listed, the Fiscal Agent and each of the Paying Agents and Transfer Agents of such deemed amendment;

(ii)                     if definitive Notes are required to be issued, they shall be issued at the expense of the Issuer in the denominations of euro 0.01, euro 1,000, euro 10,000, euro 100,000 and such other denominations as the Fiscal Agent shall determine end notify to Noteholders;

(iii)                  if definitive Notes have been issued, all unmatured Receipts and Coupons denominated in the Relevant Currency (whether or not attached to the Notes) will become void with effect from the date on which the Issuer gives the notice (the “Exchange Notice”) that replacement euro-denominated Notes, Receipts and Coupons are available for exchange (provided that such securities are so available) and no payments will be made in respect of them. The payment obligations contained in any Notes so issued will also become void on that date although those Notes will continue to constitute valid exchange obligations of the Issuer. New certificates in respect of euro-denominated Notes. Receipts and Coupons will be issued in exchange for Notes. Receipts and Coupons denominated in the Relevant Currency in such manner as the Fiscal Agent may specify and as shall be specified to Noteholders in the Exchange Notice;

(iv)                 all payments in respect of the Notes (other than, unless the Redenomination Date is on or after such date as the Relevant Currency ceases to be a sub-division of the euro, payments of interest in respect of periods commencing before the Redenomination Date) will be made solely in euro. Such payments will be made in euro by credit or transfer to a euro account for any other account to which euro may be credited or transferred) specified by the payee or by cheque; and

(v)                    the amount of interest in respect of Notes will be calculated by reference to the aggregate principal amount of Notes presented (or, as the case may be, in respect of which Receipts or Coupons are presented) for payment by the relevant holder and the amount of such payment shall be rounded down to the nearest euro 0.01.

In connection with such redenomination, the Issuer may, after consultation with the Fiscal Agent, make such other changes to the Conditions applicable to the relevant Notes as it may decide so as to conform them to the then market practice in respect of euro-denominated debt securities issued in the euromarkets which are held in international clearing systems. Any such changes will not take effect until the next following Interest Payment Date after they have been notified to the Noteholders in accordance with Condition 15 (Notices).

8.                         Taxation

(a)                  Withholding tax

Subject as provided below, all payments of principal and interest in respect of the Notes, the Receipts and the Coupons by or on behalf of the Issuer or, if applicable, the Guarantor shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the jurisdiction of incorporation of the Issuer and/or, where the Issuer is acting through its branch, the jurisdiction, country or territory in which the branch through which the Issuer is acting as specified in the relevant Final Terms is located or, if applicable, the jurisdiction of incorporation of the Guarantor or by any authority therein or thereof having power to tax (together, “Taxes”), unless such withholding or deduction is required by law. In that event, the Issuer or (as the case may be) the Guarantor shall pay such additional amounts to the Noteholders, Couponholders and Receiptholders as shall result in receipt by those Noteholders, Couponholders and Receiptholders of such amounts as would have been received by them had no such withholding or deduction been required, except that no such additional amounts shall be payable with respect to any Note, Receipt or Coupon:

(i)                        presented for payment by or on behalf of a holder which is liable to such Taxes, duties, assessments or governmental charges in respect of such Note, Receipt or Coupon by reason of its having some connection with the jurisdiction of incorporation of the Issuer or, where the Issuer is acting through its branch, the jurisdiction, country or territory in which the branch through which the Issuer is acting as specified in the Final Terms or, if applicable, the jurisdiction of incorporation of the Guarantor is located, other than the mere holding of such Note, Receipt or Coupon or the receipt of the relevant payment in respect thereof; or

(ii)                     where ANZBGL is the Issuer, presented for payment by or on behalf of a holder who is an Australian resident or a non-resident who is engaged in carrying on business in Australia at or through a permanent establishment of that non-resident in Australia, if that person has not supplied an appropriate tax file number, Australian business number or other exemption details; or

(iii)                  presented (or in respect of which the Certificate representing it is presented) for payment more than 30 days after the Relevant Date except to the extent that the holder of it would have been entitled to such additional amounts on presenting it for payment on the thirtieth such day; or

(iv)                 in respect of which the holder thereof is an Offshore Associate (as defined in Condition 6(g)) of ANZBGL, (acting other than in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered scheme within the meaning of the Corporations Act 2001 of Australia), where ANZBGL is the Issuer; or

(v)                    in respect of which the Taxes have been imposed or levied as a result of the holder of such Note. Receipt or Coupon being party to or participating in a scheme to avoid such Taxes, being a scheme which ANZBGL, where ANZBGL is the Issuer, was neither a party to nor participated in; or

(vi)                 in respect of Bearer Notes only, if the holder of such Note, Receipt or Coupon or any entity which directly or indirectly has an interest in or right in respect of such Note, Receipt or Coupon is a resident of Australia, or a non-resident who is engaged in carrying on business in Australia at or through a permanent establishment of that non-resident in Australia (the expressions “resident of Australia”, “non-resident” and “permanent establishment” having the meanings given to them by the Australian Tax Act (as defined in Condition 6(g)) if, and to the extent that, Section 126 of the Australian Tax Act (or any equivalent provisions) requires ANZBGL, where ANZBGL is the Issuer, to pay income tax in respect of interest payable on such Note, Receipt or Coupon and the income tax would not be payable were the holder or such entity not such a resident of Australia or non-resident; or

(vii)              presented for payment where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(viii)           presented for payment by, or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant Note, Receipt or Coupon to another Paying Agent in a Member State of the European Union; or

(ix)                   where such withholding or deduction is for or on account of New Zealand resident withholding tax, where either ANZNBL or ANZNIL is the Issuer or ANZNBL is the Guarantor; or

(x)                      presented for payment by, or a third party on behalf of, a holder if such withholding or deduction may be avoided by complying with any statutory requirement or by making a declaration of non-residence or other similar claim for exemption to any authority of or in New Zealand, unless the holder proves that he is not entitled so to comply or to make such declaration or claim, where either ANZNBL or ANZNIL is the Issuer or ANZNBL is the Guarantor; or

(xi)                   presented to, or to a third party on behalf of, a holder that is a partnership, or a holder that is not the sole beneficial owner of the Note, Receipt or Coupon, or which holds the Note, Receipt or Coupon, in a fiduciary capacity, to the extent that any of the members of the partnership, the beneficial owner or the settlor or beneficiary with respect to the fiduciary would not have been entitled to the payment of an additional amount had each of the members of the partnership, the beneficial owner, settlor or beneficiary (as the case may be) received directly his beneficial or distributive share of the payment, where either ANZNBL or ANZNIL is the Issuer or ANZNBL is the Guarantor; or

(xii)                presented for payment in New Zealand, where either ANZNBL or ANZNIL is the Issuer or ANZNBL is the Guarantor; or

(xiii)             in respect of which the Taxes have been imposed or levied as a result of the holder of such Note. Receipt or Coupon being party to or participating in a scheme to avoid such Taxes, being a scheme which either ANZNBL or ANZNIL, where ANZNBL or ANZNIL is the Issuer, or ANZNBL, where ANZNBL is the Guarantor, was neither a party to nor participated in.

As used in these Conditions, “Relevant Date” in respect of any Note. Receipt or Coupon means the date on which payment in respect of it first becomes due or (if any amount of the money payable is improperly withheld or refused) the date on which payment in full of the amount outstanding is made or (if earlier) the date seven days after that on which notice is duly given to the Noteholders that, upon further presentation of the Note (or relative Certificate), Receipt or Coupon being made in accordance with the Conditions, such payment will be made, provided that payment is in fact made upon such presentation. References in these Conditions to (i) “principal” shall be deemed to include any premium payable in respect of the Notes, all Instalment Amounts, Final Redemption Amounts, Early Redemption Amounts, Optional Redemption Amounts, Amortised Face Amounts and all other amounts in the nature of principal payable pursuant to Condition 6 (Redemption, Purchase and Options) or any amendment or supplement to it, (ii) “interest” shall be deemed to include all interest Amounts and all other amounts payable pursuant to Condition 5 (Interest and other Calculations) or any amendment or supplement to it and (iii) “principal” and/or “Interest” shall be deemed to include any additional amounts that may be payable under this Condition or any undertaking given in addition to or substitution for it under the Agency Agreement. Any additional amounts due in respect of the

Subordinated Notes will be subordinated in right of payment as described in Condition 11 (Subordination).

The remaining provisions of this Condition only apply to ANZNIL where ANZNIL is the Issuer and to ANZNBL where ANZNBL is the Issuer or the Guarantor. Where used in the remaining provisions of this Condition, “interest” means interest (as defined under New Zealand taxation legislation) for withholding tax purposes, which under current legislation includes the excess of the redemption amount over the issue price of any Note as well as coupon interest paid on such Note.

Where (i) ANZNIL is the Issuer or (ii) ANZNBL is the Issuer or the Guarantor, and ANZNBL or, as the case may be, ANZNIL is required to deduct New Zealand non-resident withholding tax in the case of any payments of interest to a holder of a Note or Coupon who is not a resident of New Zealand for income tax purposes and who is not engaged in business in New Zealand through a fixed establishment in New Zealand, ANZNBL or, as the case may be, ANZNIL may, and intend to, relieve themselves of such obligation by using a procedure which permits borrowers such as ANZNBL or, as the case may be, ANZNIL to reduce the applicable rate of non-resident withholding tax to zero per cent. That procedure involves ANZNBL or, as the case may be, ANZNIL paying on their own respective accounts a levy to the New Zealand revenue authorities (which is currently equal to 2 per cent, of such payments of interest).

ANZNBL is and ANZNIL may be required by law to deduct New Zealand resident withholding tax from the payment of interest to the holder of any Note on any Interest Payment Date or the Maturity Date, where:

(a)                     the holder is a resident of New Zealand for income tax purposes or the holder is engaged in business in New Zealand, through a fixed establishment, in New Zealand (a “New Zealand Holder”); and

(b)                       at the time of such payment the New Zealand Holder does not hold a valid certificate of exemption for New Zealand resident withholding tax purposes.

Prior to any Interest Payment Date or the Maturity Date, any New Zealand Holder:

(A)                 must notify ANZNBL or, as the case may be, ANZNIL or any Paying Agent that the New Zealand Holder is the holder of a Note; and

(B)                      must notify ANZNBL or, as the case may be, ANZNIL or a Paying Agent, of any circumstances, and provide ANZNBL or, as the case may be, ANZNIL or the relevant Paying Agent with any information that may enable ANZNBL or, as the case may be, ANZNIL to make payment of interest to the New Zealand Holder without deduction on account of New Zealand resident withholding tax.

The New Zealand Holder must notify ANZNBL or, as the case may be, ANZNIL prior to any Interest Payment Date or the Maturity Date, of any change in the New Zealand Holder’s circumstances from those previously notified that could affect the payment or withholding obligations of ANZNBL or, as the case may be, ANZNIL in respect of this Note. By accepting payment of the full face amount of a Note or any interest thereon on any Interest Payment Date or the Maturity Date, the New Zealand Holder indemnifies ANZNBL or, as the case may be, ANZNIL for all purposes in respect of any liability ANZNBL or, as the case may be, ANZNIL may incur for not deducting any amount from such payment on account of New Zealand resident withholding tax.

Only a New Zealand Holder will be obliged to make the notification referred to above and no other holder will be required to make any certification that it is not a New Zealand Holder.

(b)                  Taxing jurisdiction

If the Issuer or, if applicable, the Guarantor is, of becomes, subject at any time to any taxing jurisdiction(s) other than or in addition to its own jurisdiction of incorporation or the jurisdiction, country or territory in which the branch (if any) specified in the relevant Final Terms is located, references in Condition 6(b) and this Condition 8 (Taxation) shall be read and construed as including references to such other taxing jurisdiction(s).

9.                         Prescription

Claims against the Issuer and, if applicable, the Guarantor for payment in respect of the Notes, Receipts and Coupons (which, for this purpose, shall not include Talons) shall be prescribed and become void unless made within ten years (in the case of principal) or five years (in the case of interest) from the appropriate Relevant Date in respect of them.

10.                  Events of Default

(a)                  Unsubordinated Notes

If any of the following events (“Events of Default”) occurs and is continuing, the holder of any Unsubordinated Note of any Series issued by the Issuer may give written notice to the Fiscal Agent at its specified office that such Unsubordinated Note is immediately repayable, whereupon it shall immediately become due and repayable at its Early Redemption Amount together with accrued interest to the date of payment unless, prior to the date that such written notice is received by the Fiscal Agent, the Issuer and/or, if applicable, the Guarantor shall have cured or otherwise made good all Events of Default in respect of the Unsubordinated Notes of such Series:

(i)                        default is made in the payment of any principal or Final Redemption Amount, Early Redemption Amount, Optional Redemption Amount, instalment Amount or Amortised Face Amount (in the case of a Zero Coupon Note) (whether becoming due upon redemption or otherwise) or interest when due, in respect of any Unsubordinated Note of such Series, and such default continues for a period of 7 days; or

(ii)                     the Issuer fails to perform or observe any of its obligations under any Unsubordinated Note of such Series or, if applicable, the Guarantor fails to perform or observe any of its obligations under the Deed of Guarantee, in either case other than those specified in paragraph (i) above and in such case (except where such failure is incapable of remedy) such failure continues for a period of 30 days next following the service by any holder of any Unsubordinated Note of such Series on the Issuer, the Guarantor (if applicable) and the Fiscal Agent of written notes requiring the same to be remedied; or

(iii)                  the maturity of any indebtedness for borrowed money of the Issuer or, if applicable, the Guarantor, in each case amounting in aggregate to U.S.$10,000,000 principal amount (not being moneys borrowed in the ordinary course of banking business) shall have been accelerated by or on behalf of the holder of such indebtedness in accordance with the terms thereof or any agreement relating thereto or any such indebtedness shall not have been paid when due on maturity and such default shall not have been cured within the grace period, if any, originally applicable thereto or default shall be made by the Issuer or, if applicable, the Guarantor in honouring when called upon any guarantee or indemnity given by the Issuer or, if applicable, the Guarantor in respect of any such indebtedness of others and such default shall not have been cured within the grace period, if any. originally applicable thereto; and such acceleration or default, as the case may be, is not being contested in good faith by the Issuer or, if applicable, the Guarantor, and is not cured or otherwise made good within seven days after the date upon which written notice of such default shall have been given to the Fiscal Agent and the Issuer or, as the case may be, the Guarantor by or on behalf of the holder of any Unsubordinated Note of such Series, provided that the failure by the issuer or, as the case may be, the Guarantor duly to make payment under any leveraged lease facilities (as defined in Condition 4 (Negative Pledge), or similar financial transaction in consequence of the relevant lessee failing to place the Issuer or, as the case may be, the Guarantor as aforesaid in funds shall not of itself constitute a breach of this paragraph (iii)); or

(iv)                 otherwise than for the purpose of an amalgamation or reconstruction or merger within the meaning of these words under the laws of the Issuer’s or, if applicable, the Guarantor’s country of incorporation or, where the Issuer is acting through its branch, of the jurisdiction, country or territory in which the branch through which the Issuer is acting as specified in the relevant Final Terms is located, a resolution is passed that the Issuer or, as the case may be, the Guarantor be wound up or dissolved; or

(v)                    the Issuer or, if applicable, the Guarantor stops payment (within the meaning of Australian or any other applicable bankruptcy law) of its obligations; or

(vi)                 an encumbrancer takes possession of or a receiver is appointed of the whole or a substantial part of the undertaking and assets of the Issuer or, if applicable, the Guarantor and any such event is continuing for 45 days after its occurrence and would materially prejudice the performance by the Issuer or, as the case may be, the Guarantor of its obligations under the Unsubordinated Notes of such Series or a distress or execution is levied or enforced upon or sued out against the whole or a substantial part of the undertaking and assets of the Issuer or, as the case may be, the Guarantor which would materially prejudice the performance of (i) the Issuer of its obligations under the Unsubordinated Notes of such Series or, (ii) if applicable, the Guarantor of its obligations under the Deed of Guarantee, and in each case is not discharged within 60 days thereof; or

(vii)              proceedings shall have been initiated against the Issuer or, if applicable, the Guarantor under any applicable bankruptcy, reorganisation or other similar law and such proceedings shall not have been discharged or stayed within a period of 60 days; or

(viii)           the Issuer or, if applicable, the Guarantor shall initiate or consent to proceedings relating to itself under any applicable bankruptcy, insolvency, composition or other similar law (otherwise than for the purpose of amalgamation, reconstruction or merger (within the meaning of those words under the laws of the country of the Issuer’s or, if applicable, the Guarantor’s incorporation or, where the Issuer is acting through its branch, of the jurisdiction, country or territory in which the branch through which the Issuer is acting as specified in the relevant Final Terms is located) and such proceedings would materially prejudice the performance by (i) the Issuer of its obligations under the Unsubordinated Notes of such Series or (ii), if applicable, the Guarantor of its obligations under the Deed of Guarantee); or

(ix)                   in respect of Notes issued by ANZNIL only, the Deed of Guarantee of the Notes is (a) not in full force and effect and, where capable of remedy, the Deed of Guarantee is not in full force and effect within seven days of the date the defect is first discovered or (b) claimed by the Guarantor not to be in full force and effect.

Any such notice by a holder of Unsubordinated Notes to the Fiscal Agent shall specify the serial number(s) of the Unsubordinated Notes concerned.

(b)                  Subordinated Notes issued by ANZBGL

The following are “Events of Default” with respect to Subordinated Notes issued by ANZBGL:

(i)                      (A)      the making of an order by a court of the State of Victoria. Commonwealth of Australia or a court with appellate jurisdiction from such court which is not successfully appealed or permanently stayed within 60 days of the entry of such order; or

(B)                  the valid adoption by ANZBGL’s shareholders of an effective resolution,

in each case for the winding up of ANZBGL (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency); and

(ii)       Subject to Condition 3(b);

(A)                default in the payment of interest on any Subordinated Note when due, continued for 30 days; or

(B)                  default in the payment of principal of, or any premium on, any Subordinated Note when due.

Upon the occurrence of an Event of Default specified in paragraph (i) above where ANZBGL is the Issuer, subject to the subordination provisions, the principal amount of, and all accrued and unpaid interest on, the Subordinated Notes will automatically become due and payable.

If an Event of Default contemplated by paragraph (ii) above with respect to any of the Subordinated Notes issued by ANZBGL occurs and is continuing, a Subordinated Noteholder may only, in order to enforce the obligations of ANZBGL under such Subordinated Notes:

(y)                    notwithstanding the provisions of paragraph (z) below, institute proceedings in the State of Victoria. Commonwealth of Australia (but not elsewhere) for the winding up of ANZBGL (all subject to, and in accordance with, the terms of Condition 11 (Subordination)); or

(z)                      institute proceedings for recovery of the money then due, provided that ANZBGL will not, by virtue of the institution of any such proceedings (other than proceedings for the winding up of ANZBGL), be obliged to pay any sums representing principal or interest in respect of the Subordinated Notes sooner than the same would otherwise have been payable by it and provided that ANZBGL is Solvent at the time of, and will be Solvent immediately after, the making of any such payment.

No remedy against ANZBGL, other than those referred to in this paragraph (b), shall be available to the Subordinated Noteholders or Couponholders or Receiptholders in respect of Subordinated Notes,

whether for the recovery of amounts owing in respect of the Subordinated Notes or in respect of any breach by ANZBGL of any of its other obligations under or in respect of the Subordinated Notes.

11.                  Subordination

In the event of the winding up of ANZBGL, where it is the Issuer, constituting an Event of Default with respect to the Subordinated Notes, there shall be payable with respect to the Subordinated Notes, subject to the subordination provisions discussed above (see Condition 3 (Status)), an amount equal to the principal amount of the Subordinated Notes then outstanding, together with all accrued and unpaid interest thereon to the repayment date.

As a result of the subordination provisions, no amount will be payable in the winding up of ANZBGL in Australia in respect of the Subordinated Notes until all claims of Unsubordinated Creditors admitted in the winding up have been satisfied in full. By subscription for, or transfer of, Subordinated Notes to a Noteholder, that Subordinated Noteholder will be taken to have agreed that no amount in respect of the Subordinated Notes will be repaid until all the claims of the Unsubordinated Creditors admitted in the winding up have been satisfied accordingly. Accordingly, if proceedings with respect to the winding up of ANZBGL in Australia were to occur, the Subordinated Noteholders could recover less relatively than the holders of deposit liabilities, the Unsubordinated Noteholders and the holders of prior ranking subordinated liabilities of ANZBGL. For the avoidance of doubt, the Subordinated Notes do not constitute deposit liabilities of ANZBGL.

If, in any such winding up, the amount payable with respect to the Subordinated Notes and any claims ranking equally with the Subordinated Notes cannot be paid in full, the Subordinated Notes and other claims ranking equally with the Subordinated Notes will share relatively in any distribution of ANZBGL’s assets in a winding up in proportion to the respective amounts to which they are entitled. To the extent that Subordinated Noteholders are entitled to any recovery with respect to the Subordinated Notes in any winding up, such Subordinated Noteholders might not be entitled in such proceedings to a recovery in U.S. dollars and might be entitled only to a recovery in Australian dollars.

In addition, because ANZBGL is a holding company as well as an operating company, the rights of ANZBGL, its creditors and of the Subordinated Noteholders to participate in the assets of any of ANZBGL’s subsidiaries upon the liquidation of such subsidiary will be subject to the prior claims of the subsidiary’s creditors, except to the extent that ANZBGL itself may be a creditor with recognised claims against the subsidiary.

12.                  Meeting of Noteholders, Modifications and Waiver

(a)                  Meetings of Noteholders

The Agency Agreement contains provisions for convening meetings of Noteholders of a Series to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution (as defined in the Agency Agreement) of a modification of any of these Conditions. The quorum for any meeting of Noteholders shall be two or more persons holding or representing in the aggregate a clear majority in Nominal Amount of the Notes for the time being outstanding, or at any adjourned meeting two or more persons being or representing Noteholders whatever the Nominal Amount of the Notes held or represented, unless the business of such meeting includes consideration of proposals, inter alia, (i) to amend the dates of maturity or redemption of the Notes, any Instalment Date or any date for payment of interest or Interest Amounts on the Notes or the obligation of the Issuer to pay additional amounts pursuant to Condition 8 (Taxation), (ii) to reduce or cancel the Nominal Amount of, or any Instalment Amount of, or any premium payable on redemption of, the Notes, (iii) to reduce the rate or rates of interest in respect of the Notes or to vary the method or basis of calculating the rate or rates or amount of interest or the basis for calculating any Interest Amount in respect of the Notes, (iv) if a Minimum and/or a Maximum Rate of Interest, Instalment Amount, Final Redemption Amount, Early Redemption Amount or Optional Redemption Amount is set out in the Final Terms, to reduce any such Minimum and/or Maximum, (v) to vary any method of, or basis for, calculating the Final Redemption Amount, Early Redemption Amount or Optional Redemption Amount, including the method of calculating the Amortised Face Amount, (vi) to vary the currency or currencies of payment or Specified Denomination of the Notes, (vii) to take any steps that as specified in the Final Terms may only be taken following approval by an Extraordinary Resolution to which the special quorum provisions apply, or (viii) to modify the provisions concerning the quorum required at any meeting of Noteholders or the majority required to pass the Extraordinary Resolution, in which case the necessary quorum at any adjourned meeting shall be two or more persons holding or representing in the aggregate not less than one-third in Nominal Amount of the Notes for the time being outstanding. However, unless otherwise specified or determined by APRA, the prior approval of APRA is required to modify the terms of any Series of Subordinated Notes. Any resolution duly passed (including an Extraordinary Resolution) shall be binding on all Noteholders of the relevant Series (whether or not they were present at the meeting at which such resolution was passed) and on all Couponholders of the relevant Series. The expression “Extraordinary Resolution” means a resolution passed at a meeting of Noteholders duly convened by a majority consisting of not less than three-quarters of the votes cast. All other resolutions shall be passed at a meeting of Noteholders duly convened by a clear majority of the votes cast.

(b)                  Modification of the Agency Agreement

The Agency Agreement may be amended by the Issuer, the Guarantor and the Fiscal Agent, without the consent of the Registrar, or any Paying Agent, Transfer Agent or holder, for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained therein or in any manner which the Issuer, the Guarantor and the Fiscal Agent may mutually deem necessary or desirable and which does not, in the reasonable opinion of the Issuer, the Guarantor and the Fiscal Agent, adversely affect the interests of the holders.

13.                  Replacement of Notes, Certificates, Receipts, Coupons and Talons

If a Note, Certificate, Receipt, Coupon or Talon is lost, stolen, mutilated, defaced or destroyed, it may be replaced, subject to applicable laws, regulations and listing authority, stock exchange and/or quotation system regulations, at the specified office of the Fiscal Agent (in case of Bearer Notes, Receipts, Coupons or Talons) and of the Registrar (in the case of Certificates) or such other Paying Agent or Transfer Agent, as the case may be, as may from time to time be designated by the Issuer for the purpose and notice of whose designation is given to Noteholders, in each case on payment by the claimant of the fees and costs incurred in connection therewith and on such terms as to evidence, security and indemnity (which may provide, inter alia, that if the allegedly lost, stolen or destroyed Note, Certificate, Receipt, Coupon or Talon is subsequently presented for payment or, as the case may be, for exchange for further Coupons, there shall be paid to the Issuer on demand the amount payable by the Issuer in respect of such Notes, Certificates, Receipts, Coupons or further Coupons) and otherwise as the Issuer may require. Mutilated or defaced Notes, Certificates, Receipts, Coupons or Talons must be surrendered before replacements will be issued.

14.                  Further Issues

The Issuer may (and, in the instance of an issue of Subordinated Notes by ANZBGL, if ANZBGL has obtained the prior approval of APRA) from time to time without the consent of the Noteholders or Couponholders create and issue further securities either having the same terms and conditions as the Notes in all respects (or in all respects except for the first payment of interest on them) and so that such further issue shall be consolidated and form a single Series with the outstanding securities of any Series (including the Notes) or upon such terms as the Issuer may determine at the time of their issue. Notes of more than one Series may be consolidated into one Series denominated in euro, even if one or more such Series was not originally denominated in euro, provided all such Series have been redenominated into euro and otherwise have, in respect of all periods subsequent to such consolidation, the same terms and conditions. References in these Conditions to the Notes include (unless the context requires otherwise) any other securities issued pursuant to this Condition and forming a single Series with the Notes.

15.                  Notices

Notices to the holders of Registered Notes shall be (i) mailed to them (or, in the case of joint holders, to the first named) at their respective addresses in the Register and (ii) save where another means of effective communication has been specified herein or in the Final Terms, published (a) in the case of any Registered Notes which are admitted to trading on the Gilt Edged and Fixed Interest Market of the London Stock Exchange (so long as such Registered Notes are admitted to trading on the Gilt Edged and Fixed Interest Market of the London Stock Exchange and the rules of that exchange so require), in a leading newspaper having general circulation in London (which is expected to be the Financial Times), or if such publication is not practicable, if published in a leading English language daily newspaper having general circulation in Europe, or (b) in the case of Registered Notes which are admitted to listing, trading and/or quotation by any other listing authority, stock exchange and/or quotation system (so long as such Registered Notes are admitted to listing, trading and/or quotation by such listing authority, stock exchange and/or quotation system and the rules of such listing authority, stock exchange and/or quotation system so require), in a leading daily newspaper having general circulation in London (which is expected to be the Financial Times) and in such other place as may be required by the rules and regulations of such listing authority, stock exchange and/or quotation system.

Notices to the holders of Registered Notes shall be deemed to have been given on the fourth weekday (being a day other than a Saturday or a Sunday) after the later of the date of mailing and the date of publication (or if required to be published in more than one newspaper, the first date on which publication shall have been made in all required newspapers).

Notices to the holders of Bearer Notes shall be, save where another means of effective communication has been specified herein or in the Final Terms, published (a) in the case of any Bearer Notes which are admitted to trading on the Gilt Edged and Fixed Interest Market of the London Stock Exchange (so long as such Bearer Notes are admitted to trading on the Gilt Edged and Fixed Interest Market of the London Stock Exchange and the rules of that exchange so require), in a leading newspaper having general circulation in London (which is expected to be the Financial Times), or if such publication is not practicable, if published in a leading English language daily newspaper having general circulation in Europe, or (b) in the case of Bearer Notes which are admitted to listing, trading and/or quotation by any other listing authority, stock exchange and/or quotation system (so long as such Bearer Notes are admitted to trading, listing and/or quotation by such listing authority, stock exchange and/or quotation system and the rules of such listing authority, stock exchange and/or quotation system so require), in a leading daily newspaper having general circulation in London (which is expected to be the Financial Times) and in such other place as may be required by the rules and regulations of such listing authority, stock exchange and/or quotation system.

Notices to the holders of Bearer Notes shall be deemed to have been given on the date of publication (or if required to be published in more than one newspaper, the first date on which publication shall have been made in all required newspapers). Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the holders of Bearer Notes in accordance with this Condition 15 (Notices).

16.                  Currency Indemnity

If any sum due from the Issuer in respect of the Notes, Receipts or the Coupons or any order or judgment given or made in relation thereto has to be converted from the currency (the “first currency”) in which the same is payable under these Conditions or such order or judgment into another currency (the “second currency”) for the purpose of (a) making or filing a claim or proof against the Issuer, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to the Notes, Receipts or Coupons, the Issuer shall indemnify each holder, on the written demand of such holder addressed to the Issuer and delivered to the Issuer or to the specified office of the Fiscal Agent, against any loss suffered as a result of any discrepancy between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which such holder may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. For the purposes of this Condition 16 (Currency Indemnity), it shall be sufficient for the Noteholder, Receiptholder or Couponholder, as the case may be, to demonstrate that it would have suffered a loss had an actual purchase been made. These indemnities constitute a separate and independent obligation from the Issuer’s other obligations, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any Noteholder, Receiptholder or Couponholder and shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under any Note, Coupon or Receipt or any other judgment or order.

17.                  Governing Law, Jurisdiction and Service of Process

(a)                  Governing Law

The Notes, the Receipts, the Coupons and the Talons are governed by, and shall be construed in accordance with, English law, except for the subordination provisions of the Subordinated Notes (including, without limitation, the provisions contained in Conditions 3(b), 10(b) and 11) which will be governed in accordance with the laws of the State of Victoria and the Commonwealth of Australia.

(b)                  Jurisdiction

The Issuer agrees for the benefit of the holders of Notes, Receipts, Coupons and Talons that the courts of England shall have jurisdiction to hear and determine any-suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with the Notes and all matters connected with the Notes (respectively, “Proceedings” and “Disputes”) and, for such purposes, irrevocably submits to the jurisdiction of such courts.

(c)                   Appropriate forum

The Issuer irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

(d)                  Service of process

The Issuer agrees that the process by which any Proceedings in England are begun may be served on it by being delivered to the officer in charge of the London Branch of Australia and New Zealand Banking Group Limited at Minerva House, Montague Close, London SE1 9DH. If such person is not or ceases to be effectively appointed to accept service of process on the Issuer’s behalf, the Issuer shall appoint a further person in England to accept service of process on the Issuer’s behalf and, failing such appointment, within 15 days, any Noteholder shall be entitled to appoint such a person by written notice addressed to the Issuer and delivered to the Issuer or to the specified office of the Fiscal Agent. Nothing in this paragraph shall affect the right of any holder of Notes, Receipts, Coupons or Talons to serve process in any other manner permitted by law.

(e)                   Non-exclusivity

The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of any holder of Notes, Receipts, Coupons or Talons to take Proceedings in any other court of competent jurisdiction, nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by law.

(f)                      Consent to enforcement etc.

Subject to Condition 11, the Issuer consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including (without limitation) the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such Proceedings.

18.                  Third Parties

No person shall have any right to enforce any term or condition of the Notes under the Contracts (Rights of Third Parties) Act 1999.

SCHEDULE 7

FORMS OF COUPON

PART A - ANZBGL COUPON

On the front:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

(ABN 11 005 357 522)

Euro Medium Term Note Programme

Series No. [•]

Coupon for [[set out amount due, if known]/the amount] due on [the Interest Payment Date falling in]* [•], [•].

[Coupon relating to Note in the nominal amount of [•]]**

This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of the Fiscal Agent and the Paying Agents set out on the reverse hereof (or any other Fiscal Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).

[If the Note to which this Coupon relates shall have become due and payable before the maturity date of this Coupon, this Coupon shall become void and no payment shall be made in respect of it].***

NO OFFSHORE ASSOCIATE OF THE ISSUER (AS DEFINED BELOW), RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THOUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS COUPON OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS COUPON (OTHER THAN AN OFFSHORE ASSOCIATE WHO ACQUIRES THIS COUPON OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER, MANAGER OR UNDERWRITER IN RELATION TO THE PLACEMENT OF THE COUPON, INTEREST OR RIGHT, OR A CLEARING HOUSE, CUSTODIAN, FUNDS MANAGER OR RESPONSIBLE ENTITY OF A REGISTERED SCHEME WITHIN THE MEANING OF THE CORPORATIONS ACT 2001 OF AUSTRALIA).

“OFFSHORE ASSOCIATE” MEANS AN ASSOCIATE (AS DEFINED IN SECTION 128F OF THE INCOME TAX ASSESSMENT ACT 1936 (THE “TAX ACT”, WHICH TERM INCLUDES ANY SUCCESSOR LEGISLATION)) OF THE ISSUER THAT IS EITHER A NON-RESIDENT OF THE COMMONWEALTH OF AUSTRALIA WHICH DOES NOT ACQUIRE THE NOTES IN CARRYING ON A BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT IN AUSTRALIA OR,

ALTERNATIVELY, A RESIDENT OF AUSTRALIA THAT ACQUIRES THE NOTES IN CARRYING ON BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT OUTSIDE OF AUSTRALIA.

EACH PERSON WHO SO ACQUIRES THIS COUPON OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOUR OF THE ISSUER THAT THE PERSON IS NOT AN OFFSHORE ASSOCIATE, RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THOUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA.

ANY OFFSHORE ASSOCIATE, RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THOUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA WHO SO ACQUIRES THIS COUPON OR ANY INTEREST OR RIGHT IN RESPECT OF THIS COUPON MAY BE SUBJECT TO AUSTRALIAN TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER ON ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THIS COUPON.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](10)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:

By:

[Cp. No.]	[Denomination]	[ISIN]	[Series]

On the back:

Fiscal Agent and Paying Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Notes:

(10) This legend can be deleted if the Notes have an initial maturity of 365 days or less.

[*Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention, otherwise the particular Interest Payment Date should be specified]

[**Only required on Coupons relating to Floating Rate or Variable Coupon Amount Notes that are issued in more than one denomination.]

[***Delete if Coupons are not to become void upon early redemption of Note.]

PART B - ANZNBL COUPON

On the front:

ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme

Series No. [•]

Coupon for [[set out amount due, if known]/the amount] due on [the Interest Payment Date falling in]*.[•], [•].

[Coupon relating to Note in the nominal amount of [•]]**

This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of the Fiscal Agent and the Paying Agents set out on the reverse hereof (or any other Fiscal Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).

[If the Note to which this Coupon relates shall have become due and payable before the maturity date of this Coupon, this Coupon shall become void and no payment shall be made in respect of it].***

THE HOLDING OF THIS COUPON FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](11)

ANZ NATIONAL BANK LIMITED

By:

By:

[Cp. No.]	[Denomination]	[ISIN]	[Series]

(11) This legend can be deleted if the Notes have an initial maturity of 365 days or less.

On the back:

Fiscal Agent and Paying Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Notes:

[*Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention, otherwise the particular Interest Payment Date should be specified.]

[**Only required on Coupons relating to Floating Rate or Variable Coupon Amount Notes that are issued in more than one denomination.]

[***Delete if Coupons are not to become void upon early redemption of Note.]

PART C - ANZNIL COUPON

On the front:

ANZ NATIONAL (INT’L) LIMITED

Guaranteed by
ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme

Series No. [•]

Coupon for [[set out amount due, if known]/the amount] due on [the Interest Payment Date falling in]*.[•], [•].

[Coupon relating to Note in the nominal amount of [•]]**

This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon relates, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of the Fiscal Agent and the Paying Agents set out on the reverse hereof (or any other Fiscal Agent or further or other Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).

[If the Note to which this Coupon relates shall have become due and payable before the maturity date of this Coupon, this Coupon shall become void and no payment shall be made in respect of it].***

THE HOLDING OF THIS COUPON FOR SUBSEQUENT RECEIPT OF ANY INTEREST (AS DEFINED IN CONDITION 8), OR FOR REDEMPTION UPON MATURITY, IS AN ACKNOWLEDGEMENT BY THE HOLDER THAT IT IS NOT A NEW ZEALAND HOLDER (AS DEFINED IN CONDITION 8).

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](12)

ANZ NATIONAL (INT’L) LIMITED

By:
By:

[Cp. No.]	[Denomination]	[ISIN]	[Series]

(12) This legend can be deleted if the Notes have an initial maturity of 365 days or less.

On the back:

Fiscal Agent and Paying Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Notes:

[*Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention, otherwise the particular Interest Payment Date should be specified.]

[**Only required on Coupons relating to Floating Rate or Variable Coupon Amount Notes that are issued in more than one denomination.]

[***Delete if Coupons are not to become void upon early redemption of Note.]

SCHEDULE 8

FORMS OF TALON

PART A - ANZBGL TALON

On the front:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

(ABN 11 005 357 522)

Euro Medium Term Note Programme

Series No. [                            ]

Talon for further Coupons falling due on [Interest Payment Dates falling in]* [•], [•].

[Talon relating to Note in the nominal amount of [•].]**

After all the Coupons relating to the Note to which this Talon relates have matured, further Coupons (including if appropriate a Talon for further Coupons) shall be issued at the specified office of the Fiscal Agent set out on the reverse hereof (or any other Fiscal Agent or specified office duly appointed or nominated and notified to the Noteholders) upon production and surrender of this Talon.

If the Note to which this Talon relates shall have become due and payable before the original due date for exchange of this Talon, this Talon shall become void and no exchange shall be made in respect of it.

NO OFFSHORE ASSOCIATE OF THE ISSUER (AS DEFINED BELOW), RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THOUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA MAY (DIRECTLY OR INDIRECTLY) ACQUIRE THIS TALON OR ANY INTEREST IN OR RIGHT IN RESPECT OF THIS TALON (OTHER THAN AN OFFSHORE ASSOCIATE WHO ACQUIRES THIS TALON OR SUCH INTEREST OR RIGHT IN THE CAPACITY OF A DEALER, MANAGER OR UNDERWRITERS IN RELATION TO THE PLACEMENT OF THE TALON, INTEREST OR RIGHT, OR A CLEARING HOUSE, CUSTODIAN, FUNDS MANAGER OR RESPONSIBLE ENTITY OF A REGISTERED SCHEME WITHIN THE MEANING OF THE CORPORATIONS ACT 2001 OF AUSTRALIA).

“OFFSHORE ASSOCIATE” MEANS AN ASSOCIATE (AS DEFINED IN SECTION 128F OF THE INCOME TAX ASSESSMENT ACT 1936 (THE “TAX ACT”, WHICH TERM INCLUDES ANY SUCCESSOR LEGISLATION)) OF THE ISSUER THAT IS EITHER A NON-RESIDENT OF THE COMMONWEALTH OF AUSTRALIA WHICH DOES NOT ACQUIRE THE NOTES IN

CARRYING ON A BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT IN AUSTRALIA OR, ALTERNATIVELY, A RESIDENT OF AUSTRALIA THAT ACQUIRES THE NOTES IN CARRYING ON BUSINESS AT OR THROUGH A PERMANENT ESTABLISHMENT OUTSIDE OF AUSTRALIA.

EACH PERSON WHO SO ACQUIRES THIS TALON OR SUCH INTEREST OR RIGHT IS TAKEN TO HAVE WARRANTED IN FAVOUR OF THE ISSUER THAT THE PERSON IS NOT AN OFFSHORE ASSOCIATE, RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THOUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA.

ANY OFFSHORE ASSOCIATE, RESIDENT OF AUSTRALIA OR NON-RESIDENT OF AUSTRALIA WHO HAS ENGAGED IN CARRYING ON BUSINESS IN AUSTRALIA AT OR THOUGH A PERMANENT ESTABLISHMENT WITHIN AUSTRALIA WHO SO ACQUIRES THIS TALON OR ANY INTEREST OR RIGHT IN RESPECT OF THIS TALON MAYBE SUBJECT TO AUSTRALIAN TAX AND, IF SO, WILL NOT BE ENTITLED TO RECEIVE ANY PAYMENT OF ADDITIONAL AMOUNTS FROM THE ISSUER ON ACCOUNT OF SUCH TAX FROM AMOUNTS PAYABLE UNDER OR IN RESPECT OF THIS TALON.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](13)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:

By:

On the back:

[Talon No.]	[ISIN]	[Series]	[Serial No.]

Fiscal Agent and Paying Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Notes

(13) This legend can be deleted if the Notes have an initial maturity of 365 days or less.

[*The maturity dates of the relevant Coupons should be set out if known, otherwise reference should be made to the months and years in which the Interest Payment Dates fall due]

[**Only required where the Series comprises Notes of more than one denomination]

PART B - ANZNBL TALON

On the front:

ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme

Series No. [                            ]

Talon for further Coupons falling due on [Interest Payment Dates falling in]* [•], [•].

[Talon relating to Note in the nominal amount of [•].]**

After all the Coupons relating to the Note to which this Talon relates have matured, further Coupons (including if appropriate a Talon for further Coupons) shall be issued at the specified office of the Fiscal Agent set out on the reverse hereof (or any other Fiscal Agent or specified office duly appointed or nominated and notified to the Noteholders) upon production and surrender of this Talon.

If the Note to which this Talon relates shall have become due and payable before the original due date for exchange of this Talon, this Talon shall become void and no exchange shall be made in respect of it.

ANZ NATIONAL BANK LIMITED

By:

By:

On the back:

[Talon No.]	[ISIN]	[Series]	[Serial No.]

Fiscal Agent and Paying Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Notes

[*The maturity dates of the relevant Coupons should be set out if known, otherwise reference should be made to the months and years in which the Interest Payment Dates fall due]

[**Only required where the Series comprises Notes of more than one denomination]

PART C - ANZNIL TALON

On the front:

ANZ NATIONAL (INT’L) LIMITED

Guaranteed by
ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme

Series No. [                            ]

Talon for further Coupons falling due on [Interest Payment Dates falling in]* [•], [•].

[Talon relating to Note in the nominal amount of [•].]**

After all the Coupons relating to the Note to which this Talon relates have matured, further Coupons (including if appropriate a Talon for further Coupons) shall be issued at the specified office of the Fiscal Agent set out on the reverse hereof (or any other Fiscal Agent or specified office duly appointed or nominated and notified to the Noteholders) upon production and surrender of this Talon.

If the Note to which this Talon relates shall have become due and payable before the original due date for exchange of this Talon, this Talon shall become void and no exchange shall be made in respect of it.

ANZ NATIONAL (INTL’L) LIMITED

By:

By:

On the back:

[Talon No.]	[ISIN]	[Series]	[Serial No.]

Fiscal Agent and Paying Agent
Deutsche Bank AG, London Branch
Winchester House
1 Great Winchester Street
London EC2N 2DB

Notes

[*The maturity dates of the relevant Coupons should be set out if known, otherwise reference should be made to the months and years in which the Interest Payment Dates fall due]

[**Only required where the Series comprises Notes of more than one denomination]

SCHEDULE 9

FORMS OF RECEIPT

PART A - ANZBGL RECEIPT

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

(ABN 11 005 357 522)

Euro Medium Term Note Programme

Series No. [    ]

Receipt for the sum of [•] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt relates (the “Conditions”) on [•].

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse of the Note to which this Receipt relates (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it relates.  If the Note to which this Receipt relates shall have become due and payable on or before the maturity date of this Receipt, this Receipt shall become void and no payment shall be made in respect of it.  The Issuer shall have no obligation in respect of this Receipt if it is presented without the Note to which it relates.

[ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.](14)

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:

By:

(14) This legend can be deleted if the Notes have an initial maturity of 365 days or less.

PART B - ANZNBL RECEIPT

ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme

Series No. [    ]

Receipt for the sum of [•] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt relates (the “Conditions”) on [•].

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse of the Note to which this Receipt relates (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it relates.  If the Note to which this Receipt relates shall have become due and payable on or before the maturity date of this Receipt, this Receipt shall become void and no payment shall be made in respect of it.  The Issuer shall have no obligation in respect of this Receipt if it is presented without the Note to which it relates.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

ANZ NATIONAL BANK LIMITED

By:

By:

PART C - ANZNIL RECEIPT

ANZ NATIONAL (INT’L) LIMITED

Guaranteed by
ANZ NATIONAL BANK LIMITED

Euro Medium Term Note Programme

Series No. [    ]

Receipt for the sum of [•] being the instalment of principal payable in accordance with the Terms and Conditions endorsed on the Note to which this Receipt relates (the “Conditions”) on [•].

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse of the Note to which this Receipt relates (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it relates.  If the Note to which this Receipt relates shall have become due and payable on or before the maturity date of this Receipt, this Receipt shall become void and no payment shall be made in respect of it.  The Issuer shall have no obligation in respect of this Receipt if it is presented without the Note to which it relates.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

ANZ NATIONAL (INT’L) LIMITED

By:

By:

SCHEDULE 10

PROVISIONS FOR MEETINGS OF NOTEHOLDERS

Interpretation

1.                                 In this Schedule:

(a)                                      references to a meeting are to a meeting of Noteholders of a single Series of Notes and include, unless the context otherwise requires, any adjournment;

(b)                                     references to “Notes” and “Noteholders” are only to the Notes of the Series in respect of which a meeting has been, or is to be, called and to the holders of those Notes, respectively;

(c)                                      “agent” means a holder of a voting certificate or a proxy for, or representative of, a Noteholder;

(d)                                     “block voting instruction” means an instruction issued in accordance with paragraphs 8 to 14;

(e)                                      “Extraordinary Resolution” means a resolution passed at a meeting duly convened and held in accordance with this Agreement by a majority of at least 75 per cent. of the votes cast;

(f)                                        “voting certificate” means a certificate issued in accordance with paragraphs 5, 6 and 7; and

(g)                                     references to persons representing a proportion of the Notes are to Noteholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Notes for the time being outstanding.

Powers of Meetings

2.                                 A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Agreement, have power by Extraordinary Resolution:

(a)                                      to sanction any proposal by the relevant Issuer or, where applicable, the Guarantor or any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Noteholders in their capacity as Noteholders and/or the Couponholders against the relevant Issuer or, where applicable, the Guarantor, whether or not those rights arise under the Notes;

(b)                                     to sanction any proposal by the relevant Issuer or, where applicable, the Guarantor, for the exchange or substitution for the Notes of, or the conversion of the Notes into, shares, bonds or other obligations or securities of the relevant Issuer or any other entity;

(c)                                      to assent to any modification, abrogation, variation or compromise of this Agreement, the Notes, the Conditions, the Receipts, the Talons or the

Coupons proposed by the relevant Issuer or, where the Issuer is ANZNIL, the Issuer together with the Guarantor, or the Fiscal Agent;

(d)                                     to approve any proposal by the Guarantor for any modification of any provision of the Guarantee of the Notes or any arrangement in respect of the obligations of the Guarantor thereunder;

(e)                                      to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution to give any authority, direction or sanction required to be given by Extraordinary Resolution;

(f)                                        to appoint any persons (whether Noteholders or not) as a committee or committees to represent the Noteholders’ interests and to confer on them any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution; and

(g)                                     to approve the substitution of any entity for the relevant Issuer (or any previous substitute) as principal debtor under this Agreement,

provided that the special quorum provisions in paragraph 20 shall apply to any Extraordinary Resolution (a “special quorum resolution”) for the purpose of subparagraphs 2(a) to (f), any of the proposals listed in Condition 12(a) or any amendment to this proviso.

Convening a Meeting

3.                                 Each Issuer or, where applicable, the Guarantor may at any time convene a meeting.  If it receives a written request by Noteholders holding at least 10 per cent. in principal amount of the Notes of any Series of such Issuer for the time being outstanding and is indemnified to its satisfaction against all costs and expenses, such Issuer or, where applicable, the Guarantor shall convene a meeting of the Noteholders of that Series.  Every meeting shall be held at a time and place approved by the Fiscal Agent.

4.                                 At least 21 days’ notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Noteholders.  A copy of the notice shall be given by the party convening the meeting to the other parties.  The notice shall specify the day, time and place of meeting and the nature of the resolutions to be proposed and shall explain how Noteholders may appoint proxies or representatives, obtain voting certificates and use block voting instructions and the details of the time limits applicable.

Arrangements for Voting

5.                                 If a holder of a Bearer Note wishes to obtain a voting certificate in respect of it for a meeting, he must deposit it for that purpose at least 48 hours before the time fixed for the meeting with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose.  The Paying Agent shall then issue a voting certificate in respect of it.

6.                                 A voting certificate shall:

(a)                                      be a document in the English language;

(b)                                     be dated;

(c)                                      specify the meeting concerned and the serial numbers of the Notes deposited; and

(d)                                     entitle, and state that it entitles, its bearer to attend and vote at that meeting in respect of those Notes.

7.                                 Once a Paying Agent has issued a voting certificate for a meeting in respect of a Note, it shall not release the Note until either:

(a)                                      the meeting has been concluded; or

(b)                                     the voting certificate has been surrendered to the Paying Agent,

8.                                 If a holder of a Bearer Note wishes the votes attributable to it to be included in a block voting instruction for a meeting, then, at least 48 hours before the time fixed for the meeting, (i) he must deposit the Note for that purpose with a Paying Agent or to the order of a Paying Agent with a bank or other depositary nominated by the Paying Agent for the purpose and (ii) he or a duly authorised person on his behalf must direct the Paying Agent how those votes are to be cast.  The Paying Agent shall issue a block voting instruction in respect of the votes attributable to all Notes so deposited.

9.                                 A block voting instruction shall:

(a)                                      be a document in the English language;

(b)                                     be dated;

(c)                                      specify the meeting concerned;

(d)                                     list the total number and serial numbers of the Notes deposited, distinguishing with regard to each resolution between those voting for and those voting against it;

(e)                                      certify that such list is in accordance with Notes deposited and directions received as provided in paragraphs 8, 11 and 14; and

(f)                                        appoint a named person (a “proxy”) to vote at that meeting in respect of those Notes and in accordance with that list.

A proxy need not be a Noteholder.

10.                           Once a Paying Agent has issued a block voting instruction for a meeting in respect of the votes attributable to any Notes:

(a)                                      it shall not release the Notes, except as provided in paragraph 11, until the meeting has been concluded; and

(b)                                     the directions to which it gives effect may not be revoked or altered during the 48 hours before the time fixed for the meeting.

11.                           If the receipt for a Note deposited with a Paying Agent in accordance with paragraph 8 is surrendered to the Paying Agent at least 48 hours before the time fixed for the meeting, the Paying Agent shall release the Note and exclude the votes attributable to it from the block voting instruction.

12.                           Each block voting instruction shall be deposited at least 24 hours before the time fixed for the meeting at the specified office of the Fiscal Agent or such other place as the relevant issuer shall designate or approve, and in default it shall not be valid unless the chairman of the meeting decides otherwise before the meeting proceeds to business.  If the relevant Issuer requires, a notarially certified copy of each block voting instruction shall be provided by the proxy at the meeting but the relevant Issuer need not investigate or be concerned with the validity of the proxy’s appointment.

13.                           A vote cast in accordance with a block voting instruction shall be valid even if it or any of the Noteholders instructions pursuant to which it was executed has previously been revoked or amended, unless written notice of such revocation or amendment is received from the relevant Paying Agent by the Fiscal Agent at its specified office (or such other place as may have been specified by the relevant Issuer for the purpose) or by the chairman of the meeting in each case at least 24 hours before the time fixed for the meeting.

14.                           No Note may be deposited with or to the order of a Paying Agent at the same time for the purposes of both paragraph 5 and paragraph 8 for the same meeting.

15.                           A holder of a Registered Note may, by an instrument in writing in the form available from the specified office of a Transfer Agent in the English language executed by or on behalf of the holder and delivered to the Transfer Agents at least 24 hours before the time fixed for a meeting, appoint any person (a “proxy”) to act on his behalf in connection with that meeting.  A proxy need not be a Noteholder.

16.                           A corporation which holds a Registered Note may, by delivering to a Transfer Agent at least 24 hours before the time fixed for a meeting a certified copy of a resolution if its directors or other governing body (with, if it is not in English, a certified translation into English), authorise any person to act as its representative (a “representative”) in connection with that meeting.

Chairman

17.                           The chairman of a meeting shall be such person as the relevant Issuer or, where applicable, the Guarantor (or, if more than one, as they may choose between them) may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes after the time fixed for the meeting the Noteholders or agents present shall choose one of their number to be chairman, failing which the relevant Issuer or, where applicable, the Guarantor may appoint a chairman.  The chairman need not be a Noteholder or agent.  The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

Attendance

18.                           The following may attend and speak at a meeting:

(a)                                      Noteholders and agents;

(b)                                     the chairman;

(c)                                      each Issuer, the Fiscal Agent, and, where applicable, the Guarantor (through their respective representatives) and their respective financial and legal advisers; and

(d)                                     the Dealers and their advisers.

No-one else may attend or speak.

Quorum and Adjournment

19.                           No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business.  If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Noteholders, be dissolved.  In any other case it shall be adjourned until such date, not less than 14 nor more than 42 days later, and time and place as the chairman may decide.  If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

20.                           Two or more Noteholders or agents present in person shall be a quorum:

(a)                                      in the cases marked “No minimum proportion” in the table below, whatever the proportion of the Notes which they represent;

(b)                                     in any other case, only if they represent the proportion of the Notes shown by the table below:

Required proportion of principal amount of Notes outstanding
Purpose of meeting	Any meeting except one referred to in next column	Meeting previously adjourned through want of a quorum
To pass a resolution in connection with the matters listed in, or referred to in, paragraph 2 of this Schedule, including the proposals listed in Condition 12(a)	A clear majority	33 per cent.

Any other purpose	A clear majority	No minimum proportion

21.                           The chairman may with the consent of (and shall if directed by) a meeting adjourn the meeting from time to time and from place to place.  Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph or paragraph 20.

22.                           At least 10 days’ notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting.  No notice need, however, otherwise be given of an adjourned meeting.

Voting

23.                           Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by the chairman, the relevant Issuer or one or more persons representing 2 per cent. of the Notes.

24.                           Unless a poll is demanded a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

25.                           If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs.  The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken.  A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

26.                           A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

27.                           On a show of hands every person who is present in person and who produces a Bearer Note, a Certificate of which he is the registered holder or a voting certificate or is a proxy or representative has one vote.  On a poll every such person has one vote in respect of each principal amount equal to the minimum denomination of such Series of Notes so produced or represented by the voting certificate so produced or for which he is a proxy or representative.  Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.

28.                           In case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.

Effect and publication of an Extraordinary Resolution

29.                           An Extraordinary Resolution shall be binding on all the Noteholders, whether or not present at the meeting, and on all the Coupon holders and each of them shall be bound to give effect to it accordingly.  The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed.  The relevant Issuer (or each of them, as the case may be) shall give notice of the passing of an Extraordinary Resolution to Noteholders within 14 days but failure to do so shall not invalidate the resolution.

Minutes

30.                           Minutes shall be made of all resolutions and proceedings at every meeting and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them.  Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

31.                           The holder of a Global Note shall (unless such Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders.

SCHEDULE 11

Forms Of Exercise Notice For Redemption Option

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
(as Issuer)
(ABN 11 005 357 522)
ANZ NATIONAL BANK LIMITED
(as Issuer and Guarantor of Notes issued by
ANZ National (Int’l) Limited)
ANZ NATIONAL (INT’L) LIMITED
(as Issuer)

U.S.$45,000,000,000
Euro Medium Term Note Programme

Issuer [•]

Series No. [•]

By depositing this duly completed Notice with any Paying Agent or Transfer Agent for the Notes of the above Series (the “Notes”) the undersigned holder of such of the Notes as are, or are represented by the Certificate that is, surrendered with this Notice and referred to below irrevocably exercises its option to have such Notes, or the principal amount of Notes specified below redeemed on [•] under Condition 6(e) of the Notes.

This Notice relates to Notes in the aggregate principal amount of [•], in the case of Definitive Notes bearing the following certificate numbers: [•]

If the Notes (or the Certificate representing them) to which this Notice relates are to be returned, or, in the case of a partial exercise of an option in respect of a single holding of Registered Notes, a new Certificate representing the balance of such holding in respect of which no option has been exercised is to be issued, to their holder, they should be returned by post to: [•](1)

Payment Instructions

Please make payment in respect of the above Notes as follows:

*(a) by [currency] cheque drawn on a bank in [the Principal Financial Centre of the currency](2) and mailed to the *[above address/address of the holder appearing in the Register].

*(b) by transfer to the following [currency] account:

(1)          The Agency Agreement provides that Notes or Certificates so returned or Certificates issued will be sent by post, uninsured and at the risk of the Noteholder, unless the Noteholder otherwise requests and pays the costs of such insurance in advance to the relevant Agent.  This section need only be completed, in respect of Registered Notes if the Certificate is not to be forwarded to the Registered Address.

*                 Delete as appropriate

Bank:

Branch Address:

Branch Code:

Account Number:

Account Name:

Signature of holder:                                                             Certifying signature(3):

[To be completed by recipient Paying Agent or Transfer Agent]

Received by:

[Signature and stamp of Paying Agent or Transfer Agent](3)

At its office at: [•]

On: [•]

(2)          Or in the case of euro, any city in the European Union.

(3)          The signature of any person relating to Registered Notes shall conform to a list of duly authorised specimen signatures supplied by the holder of such Notes or (if such signature corresponds with the name as it appears on the face of the Certificate) be certified by a notary public or a recognised bank or be supported by such other evidence as a Transfer Agent may reasonably require.  A representative of the holder should state the capacity in which he signs.

This Exercise Notice is not valid unless all of the paragraphs requiring completion are duly completed.

The Agent with whom the above Notes or Certificates are deposited shall not in any circumstances be liable to the depositing Noteholder or any other person for any loss or damage arising from any act, default or omission of such Agent in relation to the Notes.  Certificates or any of them unless such loss or damage was caused by the fraud or negligence of such Agent or its directors, officers or employees.

SCHEDULE 12

REGULATIONS CONCERNING THE TRANSFER AND REGISTRATION OF REGISTERED NOTES

These provisions are applicable separately to each Series of Notes.

1.                                 Each Certificate shall represent an integral number of Registered Notes.

2.                                 Unless otherwise requested by him and agreed by the relevant Issuer and, where applicable, the Guarantor and save as provided in the Conditions, each holder of more than one Registered Note shall be entitled to receive only one Certificate in respect of his holding.

3.                                 Unless otherwise requested by them and agreed by the relevant Issuer and, where applicable, the Guarantor, and save as provided in the Conditions, the joint holders of one or more Registered Notes shall be entitled to receive only one Certificate in respect of their joint holding which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the register of the holders of Registered Notes in respect of the joint holding.  All references to “holder”, “transferor” and “transferee” shall include joint holders, transferors and transferees.

4.                                 The executors or administrators of a deceased holder of Registered Notes (not being one of several joint holders) and, in the case of the death of one or more joint holders, the survivor or survivors of such joint holders shall be the only persons recognised by the relevant Issuer as having any title to such Registered Notes.

5.                                 Any person becoming entitled to Registered Notes in consequence of the death or bankruptcy of the holder of such Registered Notes may, upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Transfer Agent or the Registrar shall require (including legal opinions), be registered himself as the holder of such Registered Notes or, subject to the preceding paragraphs as to transfer, may transfer such Registered Notes.  The relevant Issuer, the Guarantor (if applicable), the Transfer Agents and the Registrar may retain any amount payable upon the Registered Notes to which any person is so entitled until such person shall be so registered or shall duly transfer the Registered Notes.

6.                                 Upon the initial presentation of a Certificate representing Registered Notes to be transferred or in respect of which an option is to be exercised or any other Noteholders right to be demanded or exercised, the Transfer Agent or the Registrar to whom such Note is presented shall request reasonable evidence as to the identity of the person (the “Presentor”) who has executed the form of transfer on the Certificate or other accompanying notice or documentation, as the case may be, if such signature does not conform to any list of duly authorised specimen signatures supplied by the registered holder.  If the signature corresponds with the name of the registered holder, such evidence may take the form of a certifying signature by a notary public or a recognised bank.  If the Presentor is not the registered holder or is not one of the persons included on any list of duly authorised persons supplied by the registered holder, the Transfer

Agent or Registrar shall require reasonable evidence (which may include legal opinions) of the authority of the Presentor to act on behalf of, or in substitution for, the registered holder in relation to such Registered Notes.

SCHEDULE 13

Accountholder Certificate Of Non-U.S. Citizenship and Residency

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
(as Issuer)
(ABN 11 005 357 522)
ANZ NATIONAL BANK LIMITED
(as Issuer and Guarantor of Notes issued by
ANZ National (Int’l) Limited)
ANZ NATIONAL (INT’L) LIMITED
(as Issuer)

U.S.$45,000,000,000
Euro Medium Term Note Programme

(the “Securities”)

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income tax regardless of its source (“United States person(s)”), (ii) are owned by United States person(s) that (A) are the foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations §1.165-12(c)(l)(v)) (“financial institutions”) purchasing for their own account or for resale, or (B) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (A) or (B), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer’s agent that it will comply with the requirements of §.165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations §.1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the United States Securities Act of 1933, as amended (the “Act”) then this is also to certify that, except as set forth below, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act. As used in this paragraph the term “U.S. person” has the meaning given to it by Regulation S under the Act.

As used herein, “United States” means the United States of America (including the States and the District of Columbia); and its “possessions” include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the [proposed date for exchange of the Temporary Global Note/relevant Interest Payment Date in respect of the Temporary Global Note] to which this certificate relates if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to [•] in principal amount of such Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certificate is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceedings.

Dated: [•]

The account holder, as, or as agent for, the beneficial owner(s) of the Securities to which this Certificate applies.

By:

SCHEDULE 14

Clearing System Certificate Of Non-U.S. Citizenship And Residency

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
(as Issuer)
(ABN 11 005 357 522)
ANZ NATIONAL BANK LIMITED
(as Issuer and Guarantor of Notes issued by
ANZ National (Int’l) Limited)
ANZ NATIONAL (INT’L) LIMITED
(as Issuer)

U.S.$45,000,000,000
Euro Medium Term Note Programme

(the “Securities”)

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our “Member Organisations”) substantially to the effect set forth in the Agency Agreement, as of the date hereof, [•] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income tax on a net basis in respect of income or gain, or a trust that account within the United States can exercise primary supervision over and that one more United States persons has the authority to control all substantial decisions of (“United States persons”), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations §.1.165-12(c)(I)(v) (“financial institutions”) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer’s agent that it will comply with the requirements of §.165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations §.1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of a category contemplated in Section 230.903(c)(3) of Regulation S under the United States Securities Act of 1933, as amended (the “Act”) then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Agency Agreement.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest in respect of) the Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member

Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States.  In connection therewith, if administrative or legal proceeds are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date: [•]*

Yours faithfully

[EUROCLEAR BANK S.A./N.V.

as Operator of the Euroclear System]

or

[CLEARSTREAM BANKING, SOCIÉTÉ ANONYME]

By:

*[Not earlier than the Exchange Date as defined in the Temporary Global Note.]